UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05603

Name of Fund: BlackRock Strategic Global Bond Fund, Inc.

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Strategic Global              Bond Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2020

Date of reporting period: 06/30/2020

Item 1 – Report to Stockholders

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Strategic Global Bond Fund, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the course of the pandemic, and an uptick in U.S. infection rates caused concern late in the reporting period.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were flat due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption has clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the impact of the outbreak subsides. Several risks remain, however, including a potential resurgence of the virus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for a cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.08)%	7.51%
U.S. small cap equities (Russell 2000® Index)	(12.98)	(6.63)
International equities (MSCI Europe, Australasia, Far East Index)	(11.34)	(5.13)
Emerging market equities (MSCI Emerging Markets Index)	(9.78)	(3.39)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.60	1.63
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	12.68	14.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.14	8.74
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.97	4.23
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.83)	0.00
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2020	BlackRock Strategic Global Bond Fund, Inc.

Investment Objective

BlackRock Strategic Global Bond Fund, Inc.’s (the “Fund”) investment objective is to seek high current income by investing in a global portfolio of fixed income securities denominated in various currencies, including multi-national currency units.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2020, the Fund’s Institutional, Investor A and Class K Shares performed in line with its primary benchmark, the Bloomberg Barclays Global Aggregate Bond Index, while Investor C Shares underperformed the primary benchmark. For the same period, all the Fund’s share classes outperformed, with the exception of Class C shares which performed in line with its custom benchmark comprised of 80% Bloomberg Barclays Global Aggregate ex EM Bond Index and 20% Bloomberg Barclays EM ex Korea Bond Index. The following discussion of relative performance pertains to the Fund’s primary benchmark.

What factors influenced performance?

The Fund’s allocation to emerging market interest rates was the largest contributor to relative performance over the period as the asset class benefited from low U.S. interest rates in the wake of the coronavirus pandemic-driven global flight to safety, which drove Treasury yields sharply lower. In addition, exposure to U.S. investment grade credit benefited performance as the sector rebounded on the outlook for strong policy support in the form of purchases by the Fed. Finally, the Fund’s positioning with respect to developed market currencies and interest rates outside of the United States added to relative performance.

The Fund’s relatively short stance with respect to U.S. duration (and corresponding interest rate sensitivity) was the biggest detractor from relative performance as Treasury yields declined dramatically early in the period. Exposure to securitized assets also weighed on returns as the asset class lagged both Treasuries and investment grade corporate credit. Finally, positioning with respect to emerging market currencies detracted.

The Fund held derivatives for risk management purposes as well as to manage exposures with the goal of generating return. The use of derivatives contributed to the Fund’s performance as the Fund’s duration (and corresponding interest rate sensitivity) and currency exposures were managed through the reporting period.

During the period, the Fund held an above-average cash position as part of its efforts to manage duration and corresponding interest rate risk. The Fund’s cash position did not have a material impact on performance.

Describe recent portfolio activity.

Over the reporting period, the Fund increased exposure to spread sectors given more attractive valuations, including emerging market debt, U.S. investment grade corporate credit, non-U.S. corporate credit, and high yield corporate credit. In addition, the Fund trimmed exposure to non-U.S. sovereign debt, primarily across Europe and Asia. Lastly, the Fund significantly reduced exposure to U.S. Treasuries over the period given the significant decrease in yields and less attractive valuations.

Describe portfolio positioning at period end.

At period end, the Fund held a large overweight to spread sectors, with significant exposure to U.S. investment grade credit and emerging market debt. In addition, the Fund had significant exposure to high yield corporates given attractive valuations. The Fund’s duration was relatively short given the historically low yields, which reduced any potential hedging benefit in the event sentiment with respect to the economy deteriorates. In currency terms, the Fund favored the U.S. dollar and the euro.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock Strategic Global Bond Fund, Inc.

Performance Summary for the Period Ended June 30, 2020

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge		w/sales charge
Institutional	1.55%	1.32%	2.97%	4.30%	N/A	4.35%	N/A	3.25%		N/A
Investor A	1.25	0.98	3.01	4.03	(0.13)%	4.13	3.28%	3.01		2.59%
Investor C	0.56	0.20	2.47	3.09	2.09	3.32	3.32	2.21		2.21
Class K	1.61	1.42	3.00	4.35	N/A	4.40	N/A	3.27		N/A
Bloomberg Barclays Global Aggregate Bond Index(c)	—	—	2.98	4.22	N/A	3.56	N/A	2.81		N/A
Custom Benchmark(d)	—	—	2.50	4.10	N/A	3.66	N/A	—	(e)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund mainly invests in bonds and other fixed income securities that periodically pay interest or dividends. The Fund’s total returns prior to September 1, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock World Income Fund, Inc.

(c)

An unmanaged index that is a measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

(d)	A customized performance benchmark comprised of 80% Bloomberg Barclays Global Aggregate ex EM Bond Index and 20% Bloomberg Barclays EM ex Korea Bond Index.
(e)	Returns not in effect during this period.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of June 30, 2020 (continued)	BlackRock Strategic Global Bond Fund, Inc.

Expense Example

	Actual				Hypothetical (c)
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (a)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (a)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$1,029.70	$2.83	$2.67	$1,000.00	$1,022.08	$2.82	$1,022.23	$2.66
Investor A	1,000.00	1,030.10	4.14	3.94	1,000.00	1,020.79	4.12	1,020.98	3.92
Investor C	1,000.00	1,024.70	7.90	7.70	1,000.00	1,017.06	7.87	1,017.26	7.67
Class K	1,000.00	1,030.00	2.57	2.42	1,000.00	1,022.33	2.56	1,022.48	2.41

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio (0.56% for Institutional, 0.82% for Investor A, 1.57% for Investor C and 0.51% for Class K), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized expense ratio (0.53% for Institutional, 0.78% for Investor A, 1.53% for Investor C and 0.48% for Class K), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Corporate Bonds	40%
Foreign Agency Obligations	27
U.S. Government Sponsored Agency Securities	16
U.S. Treasury Obligations	5
Non-Agency Mortgage-Backed Securities	4
Asset-Backed Securities	3
Investment Companies	2
Common Stocks	1
Capital Trusts	1
Other(b)	1

(a)	Total investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(b)	Includes a less than 1% holding in each of the following investment types: Municipal Bonds, Rights, Warrants and Preferred Stocks.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments (a)
United States	53%
China	5
Japan	4
France	3
Mexico	2
Netherlands	2
Italy	2
United Kingdom	2
Indonesia	2
Russia	2
Spain	2
Colombia	2
Brazil	2
Germany	1
Saudi Arabia	1
India	1
Cayman Islands	1
Greece	1
Australia	1
Switzerland	1
Ukraine	1
United Arab Emirates	1
Chile	1
Canada	1
Egypt	1
Other(c)	5

(c)	Includes holdings within countries and geographic regions that are less than 1% of long-term investments. Please refer to the Schedule of Investments for such countries.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of November 13, 2015 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On February 24, 2020, the Fund’s issued and outstanding Investor C1 Shares converted into Investor A Shares.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on page 6 (which is based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appears in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES	7

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 1.3%

Canada — 0.0%
Largo Resources Ltd.(a)	10,127	$6,266

Hong Kong — 0.0%
WH Group Ltd.(b)	52,000	44,938

Italy — 0.0%
Enel SpA	209	1,808
Snam SpA	8,390	40,902
UniCredit SpA(a)	664	6,128

		48,838

Netherlands — 0.0%
ING Groep NV(a)	3,300	23,004

Spain — 0.0%
Telefonica SA	5,454	26,085

Switzerland — 0.0%
STMicroelectronics NV	2,000	54,517

Taiwan — 0.1%
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	8,000	454,160

United States — 1.2%
Adobe, Inc.(a)	100	43,531
Advanced Micro Devices, Inc.(a)	748	39,352
Amgen, Inc.	173	40,804
Analog Devices, Inc.	204	25,019
Apple, Inc.	1,815	662,112
Applied Materials, Inc.	1,149	69,457
Bank of America Corp.	3,750	89,063
Broadcom, Inc.	80	25,249
Capital One Financial Corp.	600	37,554
Charter Communications, Inc., Class A(a)	100	51,004
Cisco Systems, Inc.	399	18,609
Citigroup, Inc.	2,800	143,080
Corning, Inc.	912	23,621
D.R. Horton, Inc.	2,980	165,241
Delta Air Lines, Inc.	2,996	84,038
eBay, Inc.	800	41,960
Facebook, Inc., Class A(a)	100	22,707
HCA Healthcare, Inc.	303	29,409
Home Depot, Inc.	100	25,051
Humana, Inc.	100	38,775
Industrial Select Sector SPDR Fund	6,585	452,390
Intel Corp.	500	29,915
Intuitive Surgical, Inc.(a)	83	47,296
Invesco QQQ Trust, Series 1	7,448	1,844,125
Johnson & Johnson	426	59,908
JPMorgan Chase & Co.	750	70,545
Lam Research Corp.	124	40,109
Las Vegas Sands Corp.	500	22,770
Lennar Corp., Class A	600	36,972
Marvell Technology Group Ltd.	1,100	38,566
Mastercard, Inc., Class A	100	29,570
Microchip Technology, Inc.	417	43,914
Morgan Stanley	800	38,640
Northrop Grumman Corp.	100	30,744
NVIDIA Corp.	239	90,799
PayPal Holdings, Inc.(a)	200	34,846
PulteGroup, Inc.	1,579	53,733
Raytheon Technologies Corp.	1,398	86,145
ServiceNow, Inc.(a)	100	40,506
Simply Good Foods Co.(a)	4,049	75,230
Starbucks Corp.	3,000	220,770
Texas Instruments, Inc.	521	66,151

Security		Shares	Value

United States (continued)
U.S. Bancorp		1,000	$36,820
Uber Technologies, Inc.(a)		900	27,972
UnitedHealth Group, Inc.		100	29,495
VanEck Vectors Gold Miners ETF		3,001	110,077
VanEck Vectors Semiconductor ETF		1,896	289,709
Verizon Communications, Inc.		4,000	220,520
Western Digital Corp.		2,935	129,580
Wynn Resorts Ltd.		700	52,143
Xilinx, Inc.		1,998	196,583

			6,222,179

Total Common Stocks — 1.3% (Cost — $6,517,976)			6,879,987

		Par (000)

Asset-Backed Securities — 3.5%
Allegro CLO VI Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.13%), 1.40%, 01/17/31(b)(c)	USD	400	390,409
ALM XIV Ltd., Series 2020-1A, Class A2, (3 mo. LIBOR US + 1.85%), 2.13%, 10/15/29(b)(c)		250	244,371
AMMC CLO XII Ltd., Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.20%), 1.65%, 11/10/30(b)(c)		500	490,271
Anchorage Capital CLO Ltd.(b)(c):
Series 2014-3RA, Class A, (3 mo. LIBOR US + 1.05%), 1.94%, 01/28/31		400	390,803
Series 2014-4RA, Class A, (3 mo. LIBOR US + 1.05%), 1.94%, 01/28/31		400	388,975
Apidos CLO XII, Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.08%), 1.36%, 04/15/31(b)(c)		500	487,829
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, (3 mo. LIBOR US + 1.17%), 1.45%, 10/15/30(b)(c)		400	392,296
ArrowMark Colorado Holdings, Series 2017-8A, Class A1, (3 mo. LIBOR US + 1.16%), 2.15%, 10/25/30(b)(c)		400	390,144
Battalion CLO XI Ltd., Series 2017-11A, Class E, (3 mo. LIBOR US + 5.98%), 7.00%, 10/24/29(b)(c)		400	349,142
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (3 mo. LIBOR US + 1.10%), 1.37%, 01/20/31(b)(c)		500	487,483
CBAM Ltd.(b):
Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.25%), 1.52%, 07/20/30(c)		400	396,128
Series 2019-10A, Class A1A, 1.69%, 04/20/32(d)		1,000	983,707
Chenango Park CLO Ltd., Series 2018-1A, Class A2, 1.83%, 04/15/30(b)(d)		1,018	977,460
CIFC Funding Ltd.(b)(c):
Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.75%), 2.02%, 07/16/30		1,000	974,375
Series 2018-1A, Class A, (3 mo. LIBOR US + 1.00%), 1.27%, 04/18/31		400	387,543
Dryden CLO Ltd., Series 2017-53A, Class A, (3 mo. LIBOR US + 1.12%), 1.40%, 01/15/31(b)(c)		600	586,709
LCM Ltd., Series 26A, Class A1, (3 mo. LIBOR US + 1.07%), 1.34%, 01/20/31(b)(c)		600	586,321
Madison Park Funding XI Ltd., Series 2013-11A, Class AR, (3 mo. LIBOR US + 1.16%), 2.20%, 07/23/29(b)(c)		1,000	984,240
Mariner CLO LLC, Series 2016-3A, Class CR2, (3 mo. LIBOR US + 2.05%), 3.09%, 07/23/29(b)(c)(e)		250	240,600
Neuberger Berman Loan Advisers CLO Ltd., Series 2017-26A, Class A, (3 mo. LIBOR US + 1.17%), 1.44%, 10/18/30(b)(c)		550	539,565
OCP CLO Ltd.(b)(c):
Series 2013-4A, Class BRR, (3 mo. LIBOR US + 1.90%), 2.92%, 04/24/29		250	239,216
Series 2015-9A, Class A1R, (3 mo. LIBOR US + 0.80%), 1.08%, 07/15/27		564	559,569

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Octagon Investment Partners Ltd., Series 2018-1A, Class A1, (3 mo. LIBOR US + 0.97%), 1.25%, 04/15/31(b)(c)	USD	750	$730,296
OHA Credit Funding Ltd., Series 2019-3A, Class B1, (3 mo. LIBOR US + 1.80%), 2.07%, 07/20/32(b)(c)		1,000	972,252
Palmer Square Loan Funding Ltd., Series 2019-2A, Class A2, 1.87%, 04/20/27(b)(d)		1,000	971,286
Park Avenue Institutional Advisers CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 6.22%), 6.64%, 11/14/29(b)(c)		600	517,963
Rockford Tower CLO Ltd.(b)(c):
Series 2017-1A, Class E, (3 mo. LIBOR US + 5.40%), 5.68%, 04/15/29		400	296,048
Series 2017-3A, Class A, (3 mo. LIBOR US + 1.19%), 1.46%, 10/20/30		400	392,424
RR Ltd., Series 2018-3A, Class A1R2, (3 mo. LIBOR US + 1.09%), 1.37%, 01/15/30(b)(c)		400	390,405
Shackleton CLO Ltd., Series 2013-3A, Class AR, (3 mo. LIBOR US + 1.12%), 1.40%, 07/15/30(b)(c)		400	390,654
Steele Creek CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.25%), 1.53%, 01/15/30(b)(c)		400	388,073
Tiaa CLO III Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.15%), 1.42%, 01/16/31(b)(c)		400	389,204
TICP CLO XV Ltd., Series 2020-15A, Class A, (3 mo. LIBOR US + 1.28%), 2.92%, 04/20/33(b)(c)		1,000	977,253
Voya CLO Ltd., Series 2017-4A, Class A1, (3 mo. LIBOR US + 1.13%), 1.41%, 10/15/30(b)(c)		400	391,958
York CLO Ltd.(b)(c):
Series 2015-1A, Class AR, (3 mo. LIBOR US + 1.15%), 2.25%, 01/22/31		600	585,656
Series 2016-2A, Class A1R, (3 mo. LIBOR US + 1.09%), 1.36%, 04/20/32(e)		250	241,250

Total Asset-Backed Securities — 3.5% (Cost — $19,454,323)			19,101,878

Corporate Bonds — 41.4%

Argentina — 0.2%
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 07/27/23(b)		518	262,039
Genneia SA, 8.75%, 01/20/22(b)		74	59,293
Stoneway Capital Corp.(a)(f):
10.00%, 03/01/27(b)		546	186,461
10.00%, 03/01/27		553	188,878
YPF SA:
8.75%, 04/04/24(b)		50	40,275
8.50%, 07/28/25		73	54,249
7.00%, 12/15/47		66	43,209

			834,404

Australia — 0.1%
Commonwealth Bank of Australia(b):
2.50%, 09/18/22		12	12,517
3.45%, 03/16/23		209	224,721
FMG Resources August 2006 Pty, Ltd.(b):
4.75%, 05/15/22		17	17,328
5.13%, 03/15/23		11	11,302
5.13%, 05/15/24		17	17,510
Telstra Corp. Ltd., 3.50%, 09/21/22	EUR	100	120,428

			403,806

Austria — 0.1%
BAWAG Group AG(5 year EUR Swap + 2.30%), 2.38%, 03/26/29(g)		100	109,123

Security		Par (000)	Value

Austria (continued)
BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG, 0.38%, 09/03/27	EUR	500	$513,051

			622,174

Bahamas — 0.0%
Intercorp Peru Ltd., 3.88%, 08/15/29(b)	USD	200	194,750

Belgium — 0.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.:
4.70%, 02/01/36		92	108,383
3.70%, 04/02/40	EUR	230	312,928
Anheuser-Busch InBev Worldwide, Inc., 8.20%, 01/15/39	USD	18	28,385
KBC Group NV, 1.13%, 01/25/24	EUR	700	806,844

			1,256,540

Brazil — 1.1%
Banco do Brasil SA, 5.88%, 01/26/22(b)	USD	339	349,085
Banco Votorantim SA, 4.00%, 09/24/22(b)		575	578,953
BRF GmbH, 4.35%, 09/29/26(b)		551	531,715
Centrais Eletricas Brasileiras SA(b):
3.63%, 02/04/25		719	702,823
4.63%, 02/04/30		200	190,121
Embraer Netherlands Finance BV, 5.40%, 02/01/27		249	220,365
Embraer Overseas Ltd., 5.70%, 09/16/23		559	532,622
Gol Finance SA, 7.00%, 01/31/25(b)		158	88,875
Itau Unibanco Holding SA(b):
2.90%, 01/24/23		455	448,744
5.13%, 05/13/23		200	208,980
3.25%, 01/24/25		455	448,297
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 12/01/21(b)		56	47,040
Odebrecht Offshore Drilling Finance Ltd.(b):
6.72%, 12/01/22	BRL	102	83,767
(7.72% PIK), 7.72%, 12/01/26(h)		6	441
Odebrecht Oil & Gas Finance Ltd., 0.00%(b)(i)(j)		26	26
Petrobras Global Finance BV:
5.30%, 01/27/25	USD	350	362,797
7.38%, 01/17/27		100	111,250
5.09%, 01/15/30(b)		41	40,836
7.25%, 03/17/44		104	112,743
Rumo Luxembourg Sarl, 5.88%, 01/18/25(b)		448	472,640
Votorantim SA, 6.75%, 04/05/21(b)		299	307,387

			5,839,507

Canada — 0.4%
Canadian National Railway Co., 2.45%, 05/01/50		35	33,900
Canadian Pacific Railway Co., 2.05%, 03/05/30		266	272,243
Gran Tierra Energy, Inc., 7.75%, 05/23/27(b)		207	92,115
Magna International, Inc., 2.45%, 06/15/30		5	5,113
Mattamy Group Corp., 5.25%, 12/15/27(b)		11	10,945
MEGlobal Canada ULC(b):
5.00%, 05/18/25		520	556,888
5.88%, 05/18/30		305	345,222
Royal Bank of Canada, 0.13%, 07/23/24	EUR	200	222,835
Teck Resources Ltd., 6.13%, 10/01/35	USD	30	34,050
Toronto-Dominion Bank, 0.38%, 04/25/24	EUR	670	754,294
Transcanada Trust, Series 16-A, (3 mo. LIBOR US + 4.64%), 5.88%, 08/15/76(g)	USD	2	2,115

			2,329,720

Chile — 0.7%
Celulosa Arauco y Constitucion SA, 4.25%, 04/30/29(b)		200	206,000
Colbun SA, 3.15%, 03/06/30(b)		200	200,937
Corp. Nacional del Cobre de Chile:
3.75%, 01/15/31(b)		200	217,500
4.25%, 07/17/42		500	548,594

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Chile (continued)
Embotelladora Andina SA, 3.95%, 01/21/50(b)	USD	436	$438,398
Empresa de Transporte de Pasajeros Metro SA(b):
3.65%, 05/07/30		200	215,150
4.70%, 05/07/50		217	247,814
Empresa Nacional de Telecomunicaciones SA, 4.75%, 08/01/26(b)		462	491,019
Empresa Nacional del Petroleo, 4.50%, 09/14/47		250	260,078
GNL Quintero SA, 4.63%, 07/31/29		200	214,000
Inversiones CMPC SA/Cayman Islands Branch, 4.38%, 05/15/23(b)		257	268,967
Kenbourne Invest SA, 6.88%, 11/26/24(b)		362	364,595
Latam Finance Ltd.(a)(f):
6.88%, 04/11/24		200	54,500
6.88%, 04/11/24(b)		200	54,500

			3,782,052

China — 0.4%
Alibaba Group Holding Ltd., 3.40%, 12/06/27		259	286,185
Baidu, Inc.:
4.38%, 05/14/24		200	217,806
3.08%, 04/07/25		254	265,829
Sinopec Group Overseas Development Ltd., 2.15%, 05/13/25(b)		400	411,428
Tencent Holdings Ltd.(b):
3.60%, 01/19/28		331	359,863
3.24%, 06/03/50		655	661,085

			2,202,196

Colombia — 0.9%
Bancolombia SA, 3.00%, 01/29/25		664	647,400
Comunicaciones Celulares SA Via Comcel Trust:
6.88%, 02/06/24		329	336,458
6.88%, 02/06/24(b)		200	204,534
Ecopetrol SA:
5.38%, 06/26/26		361	379,519
6.88%, 04/29/30		872	999,530
5.88%, 05/28/45		54	56,754
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(b)		432	431,595
Grupo Aval Ltd., 4.38%, 02/04/30(b)		1,017	963,608
Grupo Energia Bogota SA ESP, 4.88%, 05/15/30(b)		265	279,575
Millicom International Cellular SA, 6.63%, 10/15/26(b)		409	434,248
Mohawk Capital Finance SA, 1.75%, 06/12/27	EUR	100	115,508
Promigas SA ESP/Gases del Pacifico SAC, 3.75%, 10/16/29	USD	250	246,328
Richemont International Holding SA, 0.75%, 05/26/28	EUR	100	115,419

			5,210,476

Cyprus — 0.1%
ASG Finance Designated Activity Co., 7.88%, 12/03/24(b)	USD	502	341,360

Denmark — 0.1%
Danske Bank A/S(b):
5.00%, 01/12/22		200	210,122
5.38%, 01/12/24		205	228,129
Orsted A/S, 2.13%, 05/17/27	GBP	200	264,441

			702,692

Finland — 0.2%
OP Corporate Bank PLC:
0.50%, 08/12/25	EUR	250	284,361
0.60%, 01/18/27		130	145,009
(5 year EUR Swap + 2.00%), 1.63%, 06/09/30(g)		470	526,169

			955,539

France — 2.6%
Air Liquide Finance SA, 1.38%, 04/02/30		100	122,659
Airbus SE, 2.38%, 04/07/32		100	123,127

Security	Par (000)		Value

France (continued)
Banque Federative du Credit Mutuel SA:
0.13%, 02/05/24	EUR	400	$448,097
1.25%, 12/05/25	GBP	200	250,772
BNP Paribas SA:
0.75%, 11/11/22	EUR	480	547,817
(3 mo. Euribor + 0.75%), 0.50%, 07/15/25(g)		100	111,173
(Secured Overnight Financing Rate + 2.07%), 2.22%, 06/09/26(b)(g)	USD	200	204,803
1.50%, 05/25/28	EUR	100	124,850
(5 year EUR Swap + 1.20%), 1.13%, 01/15/32(g)		100	108,073
BPCE SA:
3.00%, 05/22/22(b)	USD	500	516,987
0.63%, 09/26/24	EUR	200	224,376
0.63%, 04/28/25		400	455,809
0.25%, 01/15/26		200	223,037
2.70%, 10/01/29(b)	USD	250	266,849
Capgemini SE:
1.63%, 04/15/26	EUR	400	470,980
1.13%, 06/23/30		100	111,124
Credit Agricole Assurances SA, (5 year EURIBOR ICE Swap Rate + 2.65%), 2.63%, 01/29/48(g)		300	339,851
Credit Agricole SA:
1.25%, 04/14/26		100	119,380
(3 mo. Euribor + 1.25%), 1.00%, 04/22/26(g)		100	113,297
Dassault Systemes SE, 0.01%, 09/16/22		100	112,092
Electricite de France SA, 2.00%, 12/09/49		300	330,015
Engie SA:
(5 year EUR Swap + 3.17%), 3.25%(g)(i)		100	117,465
2.63%, 07/20/22		35	41,299
0.01%, 03/04/27		900	986,002
2.13%, 03/30/32		400	514,423
Firmenich Productions Participations SAS, 1.75%, 04/30/30		200	233,504
HSBC Holdings PLC, 2.65%, 01/05/22	USD	318	327,721
Kering SA, 0.75%, 05/13/28	EUR	100	114,414
LVMH Moet Hennessy Louis Vuitton SE:
0.13%, 02/28/23		100	112,435
0.01%, 02/11/26		700	775,227
0.38%, 02/11/31		100	109,952
MMS USA Investments, Inc., 0.63%, 06/13/25		700	751,266
Orange SA, 0.01%, 09/04/26		100	109,444
Pernod Ricard SA:
0.01%, 10/24/23		1,200	1,335,745
0.50%, 10/24/27		100	112,033
Schneider Electric SE:
0.01%, 06/12/23		200	224,389
0.25%, 09/09/24		200	225,893
Societe Generale SA:
0.01%, 05/27/22		400	447,894
0.50%, 01/13/23		100	111,484
4.25%, 09/14/23(b)	USD	200	215,312
Suez SA, 1.25%, 05/14/35	EUR	300	342,011
Thales SA, 0.25%, 01/29/27		400	443,177
Total Capital International SA, 0.25%, 07/12/23		100	112,833
Unibail-Rodamco-Westfield SE, 2.00%, 06/29/32		300	335,159
Veolia Environnement SA:
0.89%, 01/14/24		200	229,229
0.66%, 01/15/31		200	221,871
WPP Finance SA, 2.38%, 05/19/27		420	484,383

			14,359,733

Germany — 1.4%
Allianz Finance II BV, 3.50%, 02/14/22		100	118,883
Allianz SE(3 mo. Euribor + 3.28%), 2.12%, 07/08/50(g)		300	341,452

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Germany (continued)
Amphenol Technologies Holding GmbH, 0.75%, 05/04/26	EUR	150	$168,188
BASF SE:
2.00%, 12/05/22		995	1,170,738
0.25%, 06/05/27		200	225,289
BMW US Capital LLC, 2.80%, 04/11/26(b)	USD	72	76,240
Covestro AG, 0.88%, 02/03/26	EUR	60	67,244
Daimler Finance North America LLC, 3.75%, 11/05/21(b)	USD	170	175,743
Deutsche Telekom International Finance BV:
4.25%, 07/13/22	EUR	520	631,046
2.49%, 09/19/23(b)	USD	150	156,399
4.38%, 06/21/28(b)		150	177,803
E.ON SE, 0.38%, 09/29/27	EUR	460	514,587
Eurogrid GmbH, 1.11%, 05/15/32		100	118,077
Fresenius Medical Care AG & Co. KGaA, 1.50%, 05/29/30		130	150,650
LEG Immobilien AG, 0.88%, 11/28/27		100	111,786
Merck Financial Services GmbH:
0.01%, 12/15/23		200	223,652
0.13%, 07/16/25		100	111,730
Merck KGaA(5 year EURIBOR ICE Swap Rate + 2.94%), 2.88%, 06/25/79(g)		200	233,688
Schaeffler AG, 1.88%, 03/26/24		10	10,877
Siemens Financieringsmaatschappij NV:
0.13%, 09/05/29		50	54,623
1.25%, 02/28/31		615	739,077
Volkswagen Financial Services AG:
1.50%, 10/01/24		840	951,414
2.25%, 10/01/27		115	135,747
Volkswagen Financial Services NV, 1.63%, 11/30/22	GBP	200	247,510
Volkswagen Group of America Finance LLC, 2.70%, 09/26/22(b)	USD	245	253,084
Volkswagen Leasing GmbH:
1.00%, 02/16/23	EUR	100	112,057
2.63%, 01/15/24		225	265,089
ZF Europe Finance BV, 2.50%, 10/23/27		300	306,834

			7,849,507

Guatemala — 0.1%
Central American Bottling Corp., 5.75%, 01/31/27(b)	USD	400	401,375

India — 0.1%
Adani Electricity Mumbai Ltd., 3.95%, 02/12/30(b)		672	626,430
Muthoot Finance Ltd., 6.13%, 10/31/22(b)		200	202,250

			828,680

Indonesia — 0.1%
Pertamina Persero PT, 3.65%, 07/30/29		500	522,813

Ireland — 0.2%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 04/30/25(b)		477	488,920
Atlas Copco Finance DAC, 0.13%, 09/03/29	EUR	275	299,093
ESB Finance DAC, 1.13%, 06/11/30		105	124,290
Zurich Finance Ireland Designated Activity Co., 1.63%, 06/17/39		200	248,738

			1,161,041

Italy — 0.2%
Enel Finance International NV, 0.01%, 06/17/24		700	776,731
Intesa Sanpaolo SpA, 0.75%, 12/04/24		100	110,812

			887,543

Jamaica — 0.0%
Digicel Group Ltd.(b)(h):
(7.00% PIK), 7.00%(e)(i)	USD	21	1,501
(8.00% Cash or 3.00% PIK), 8.00%, 04/01/25		129	28,483

			29,984

Security	Par (000)		Value

Japan — 0.4%
Mitsubishi UFJ Financial Group, Inc.:
0.87%, 09/07/24	EUR	100	$113,774
3.74%, 03/07/29	USD	23	26,209
3.20%, 07/18/29		200	218,708
Mizuho Financial Group, Inc.(g):
(3 mo. LIBOR US + 1.10%), 2.56%, 09/13/25		335	349,025
(3 mo. LIBOR US + 0.83%), 2.23%, 05/25/26		387	396,917
Sumitomo Mitsui Financial Group, Inc.:
3.45%, 01/11/27		73	81,044
3.04%, 07/16/29		212	228,078
Takeda Pharmaceutical Co. Ltd.:
5.00%, 11/26/28		200	247,769
3.00%, 11/21/30	EUR	265	348,800
2.00%, 07/09/40(k)		100	111,781

			2,122,105

Luxembourg — 0.0%
SES SA, 2.00%, 07/02/28(k)		200	223,421

Malaysia — 0.3%
Petronas Capital Ltd.(b):
3.50%, 04/21/30	USD	665	736,912
4.55%, 04/21/50		383	486,751
4.80%, 04/21/60		217	296,806

			1,520,469

Mauritius — 0.1%
HTA Group Ltd., 7.00%, 12/18/25(b)		605	611,050

Mexico — 2.0%
Alpha Holding SA de CV, 9.00%, 02/10/25(b)		308	274,986
America Movil SAB de C.V., 2.88%, 05/07/30		975	1,029,161
Axtel SAB de CV, 6.38%, 11/14/24(b)		507	526,530
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.38%, 04/17/25(b)		550	601,920
BBVA Bancomer SA(b):
6.75%, 09/30/22		697	743,176
(5 year CMT + 4.31%), 5.88%, 09/13/34(g)		679	662,237
Comision Federal de Electricidad, 4.75%, 02/23/27		500	524,844
Credito Real SAB de CV, 7.25%, 07/20/23(b)		200	195,063
Cydsa SAB de CV, 6.25%, 10/04/27(b)		200	195,750
Fomento Economico Mexicano SAB de C.V., 3.50%, 01/16/50		472	486,141
Grupo Bimbo SAB de C.V., 4.50%, 01/25/22		200	209,524
Grupo KUO SAB de CV, 5.75%, 07/07/27(b)		541	495,292
Industrias Penoles SAB de CV, 4.15%, 09/12/29(b)		504	524,948
Kimberly-Clark de Mexico SAB de C.V., 2.43%, 07/01/31(b)(k)		330	334,125
Minera Mexico SA de CV, 4.50%, 01/26/50(b)		373	370,786
Petroleos Mexicanos:
6.63%, 06/15/35		150	121,516
5.50%, 01/21/21		65	65,020
(3 mo. LIBOR US + 3.65%), 3.96%, 03/11/22(c)		390	375,960
1.88%, 04/21/22	EUR	100	104,591
4.25%, 01/15/25	USD	582	528,747
4.50%, 01/23/26		1,192	1,040,020
6.88%, 08/04/26		108	102,033
6.50%, 01/23/29		200	173,780
6.84%, 01/23/30(b)		194	169,962
5.95%, 01/28/31(b)(l)		231	190,087
7.69%, 01/23/50(b)		169	140,988
Trust Fibra Uno(b):
5.25%, 12/15/24		499	526,289
6.95%, 01/30/44		499	539,232

			11,252,708

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Morocco — 0.0%
OCP SA, 4.50%, 10/22/25	USD	200	$208,000

Netherlands — 2.4%
ABN AMRO Bank NV, 0.88%, 01/15/24	EUR	100	115,543
Airbus SE:
2.00%, 04/07/28		400	474,131
2.38%, 06/09/40		100	116,005
Allianz Finance II BV, 0.01%, 01/14/25		100	112,402
ASML Holding NV, 1.38%, 07/07/26		820	984,156
BMW Finance NV:
0.01%, 03/24/23		35	38,938
0.01%, 04/14/23		480	533,093
Conti-Gummi Finance BV, 1.13%, 09/25/24		100	112,094
Cooperatieve Rabobank UA:
1.38%, 02/03/27		100	122,277
4.63%, 05/23/29	GBP	515	752,968
CRH Funding BV, 1.63%, 05/05/30	EUR	100	117,655
Digital Dutch Finco BV, 0.63%, 07/15/25		100	110,857
Enexis Holding NV, 0.75%, 07/02/31		100	114,864
Equate Petrochemical BV, 4.25%, 11/03/26(b)	USD	200	212,500
Givaudan Finance Europe BV, 1.00%, 04/22/27	EUR	100	116,336
ING Bank NV(3 mo. Euribor + 0.40%), 0.08%, 04/08/22(c)		500	562,057
ING Groep NV:
1.00%, 09/20/23		200	229,244
3.55%, 04/09/24	USD	767	835,192
(1 year CMT + 1.10%), 1.40%, 07/01/26(b)(g)(k)		200	200,467
(5 year EUR Swap + 2.15%), 2.50%, 02/15/29(g)	EUR	100	116,656
Linde Finance BV, 0.55%, 05/19/32		300	338,454
Lukoil Securities BV, 3.88%, 05/06/30(b)	USD	299	310,893
NXP BV / NXP Funding LLC, 5.55%, 12/01/28(b)		28	34,019
NXP BV/NXP Funding LLC, 4.63%, 06/01/23(b)		206	225,935
NXP BV/NXP Funding LLC/NXP USA, Inc.(b):
2.70%, 05/01/25		30	31,449
3.88%, 06/18/26		11	12,309
3.15%, 05/01/27		77	81,626
4.30%, 06/18/29		136	154,313
3.40%, 05/01/30		63	67,785
Petrobras Global Finance BV:
5.75%, 02/01/29		500	512,344
5.09%, 01/15/30		500	498,000
5.60%, 01/03/31		28	28,126
6.75%, 06/03/50		734	754,919
Redexis Gas Finance BV, 1.88%, 05/28/25	EUR	200	231,909
RELX Finance BV, 0.50%, 03/10/28		100	110,026
Shell International Finance BV:
0.13%, 11/08/27		100	109,764
1.25%, 05/12/28		100	118,877
2.38%, 11/07/29	USD	261	275,409
3.63%, 08/21/42		4	4,373
Siemens Financieringsmaatschappij NV:
0.88%, 06/05/23	GBP	500	624,142
1.00%, 02/20/25		200	252,083
0.50%, 02/20/32	EUR	100	111,799
Sigma Finance Netherlands BV, 4.88%, 03/27/28(b)	USD	269	289,343
Swisscom Finance BV, 0.38%, 11/14/28	EUR	180	203,023
TenneT Holding BV, 1.50%, 06/03/39		100	121,336
Upjohn Finance BV:
0.82%, 06/23/22		100	113,002
1.02%, 06/23/24		390	441,009
Volkswagen Financial Services NV, 1.63%, 02/10/24	GBP	200	246,066
Volkswagen International Finance NV, 1.88%, 03/30/27	EUR	400	460,098
Vonovia Finance BV:
0.75%, 01/25/22		200	226,273
1.80%, 06/29/25		100	119,064

Security	Par (000)		Value

Netherlands (continued)
Wolters Kluwer NV, 0.75%, 07/03/30	EUR	150	$166,369

			13,251,572

Nigeria — 0.1%
IHS Netherlands Holdco BV, 8.00%, 09/18/27(b)	USD	458	464,584

Norway — 0.1%
Equinor ASA, 1.38%, 05/22/32	EUR	130	155,137
Telenor ASA, 0.01%, 09/25/23		160	179,356

			334,493

Panama — 0.1%
AES Panama SRL, 6.00%, 06/25/22(b)	USD	200	200,875
Banistmo SA, 3.65%, 09/19/22		200	200,438

			401,313

Peru — 0.3%
Banco de Credito del Peru(5 year CMT + 3.00%), 3.13%, 07/01/30(b)(g)		570	560,880
Banco Internacional del Peru SAA Interbank, 3.25%, 10/04/26(b)		181	182,754
Credicorp Ltd., 2.75%, 06/17/25(b)		200	199,030
Inkia Energy Ltd., 5.88%, 11/09/27		200	197,000
Nexa Resources SA, 5.38%, 05/04/27(b)		200	193,275
Orazul Energy Egenor SCA, 5.63%, 04/28/27(b)		293	288,605

			1,621,544

Portugal — 0.0%
Transportes Aereos Portugueses SA, 5.63%, 12/02/24(b)	EUR	200	149,411

Qatar — 0.0%
Ooredoo International Finance Ltd., 5.00%, 10/19/25	USD	200	229,500

Russia — 0.1%
Novolipetsk Steel Via Steel Funding DAC, 4.70%, 05/30/26(b)		497	544,370

Saint Lucia — 0.0%
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd.(b):
8.75%, 05/25/24		120	116,658
8.00%, 12/31/26		48	29,132
(6.00% Cash and 7.00% PIK), 13.00%, 12/31/25(h)		61	51,352

			197,142

Saudi Arabia — 0.2%
SABIC Capital II BV, 4.00%, 10/10/23(b)		542	577,907
Saudi Arabian Oil Co., 4.25%, 04/16/39		200	223,500
Saudi Electricity Global Sukuk Co., 5.06%, 04/08/43		200	229,063

			1,030,470

Singapore — 0.2%
BOC Aviation Ltd., 3.25%, 04/29/25(b)		496	506,798
Puma International Financing SA(b):
5.13%, 10/06/24		697	597,677
5.00%, 01/24/26		200	166,438

			1,270,913

South Africa — 0.0%
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24(b)		200	214,625

South Korea — 0.1%
Hyundai Capital America, 3.10%, 04/05/22(b)		305	310,623

Spain — 0.2%
Amadeus IT Group SA, 2.88%, 05/20/27	EUR	300	355,769
Banco de Sabadell SA, 0.88%, 07/22/25		100	106,947
Banco Santander SA, 2.71%, 06/27/24	USD	400	420,426
Telefonica Emisiones SA, 1.45%, 01/22/27	EUR	100	117,923

			1,001,065

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Sweden — 0.3%
Atlas Copco AB, 2.50%, 02/28/23	EUR	780	$932,200
Skandinaviska Enskilda Banken AB, 0.63%, 11/12/29		300	334,724
Svenska Handelsbanken AB, 0.50%, 02/18/30		100	109,911
Volvo Treasury AB:
(3 mo. Euribor + 0.65%), 0.29%, 09/13/21(c)		200	224,463
0.01%, 02/11/23		100	109,747

			1,711,045

Switzerland — 0.7%
Credit Suisse Group AG(g):
(Update Replacements.xls: EUSA1 + 0.75%), 1.25%, 07/17/25		100	114,441
(1 year EURIBOR ICE Swap Rate + 3.50%), 3.25%, 04/02/26		400	497,337
(Secured Overnight Financing Rate + 2.04%), 2.19%, 06/05/26(b)	USD	169	171,163
(1 year EURIBOR ICE Swap Rate + 1.05%), 1.00%, 06/24/27	EUR	325	364,533
Credit Suisse Group Funding Guernsey Ltd., 1.25%, 04/14/22		195	222,716
Glencore Finance Europe Ltd., 3.13%, 03/26/26	GBP	420	537,087
Glencore Funding LLC, 4.13%, 03/12/24(b)	USD	270	289,373
Sika Capital BV, 0.88%, 04/29/27	EUR	380	439,371
UBS AG(5 year EUR Swap + 3.40%), 4.75%, 02/12/26(g)		235	268,559
UBS Group AG(g):
(3 mo. LIBOR US + 0.95%), 2.86%, 08/15/23(b)	USD	456	472,306
(Update Replacements.xls: EUSA1 + 0.55%), 0.25%, 01/29/26	EUR	565	622,542

			3,999,428

United Arab Emirates — 0.5%
DP World Crescent Ltd., 3.91%, 05/31/23	USD	219	227,486
DP World PLC, 6.85%, 07/02/37		400	486,500
MAF Global Securities Ltd., 4.75%, 05/07/24		202	212,353
MDGH — GMTN BV(b):
2.50%, 11/07/24		1,175	1,210,250
2.88%, 11/07/29		400	419,250

			2,555,839

United Kingdom — 1.3%
Amcor UK Finance PLC, 1.13%, 06/23/27	EUR	100	113,258
Anglo American Capital PLC, 3.50%, 03/28/22		125	146,368
Barclays PLC (3 mo. LIBOR US + 1.61%), 3.93%, 05/07/25(g)	USD	200	216,074
BAT Capital Corp., 4.54%, 08/15/47		454	492,945
BAT International Finance PLC:
7.25%, 03/12/24	GBP	90	135,017
1.25%, 03/13/27	EUR	140	154,989
2.25%, 01/16/30		315	365,994
BP Capital Markets PLC:
0.83%, 11/08/27		485	536,198
1.23%, 05/08/31		130	144,118
British Telecommunications PLC:
0.88%, 09/26/23		100	113,766
1.00%, 06/23/24		525	600,499
Coca-Cola European Partners PLC, 1.13%, 04/12/29		100	115,477
HSBC Holdings PLC, 4.95%, 03/31/30	USD	200	240,313
Motability Operations Group PLC, 0.38%, 01/03/26	EUR	100	111,810
National Grid Electricity Transmission PLC, 0.19%, 01/20/25		100	112,528
RELX Capital, Inc., 3.50%, 03/16/23	USD	437	466,008
Reynolds American, Inc., 4.45%, 06/12/25		44	49,577
Rolls-Royce PLC, 0.88%, 05/09/24	EUR	100	101,505
Royal Bank of Scotland Group PLC, 2.50%, 03/22/23		100	116,860

Security	Par (000)		Value

United Kingdom (continued)
Shire Acquisitions Investments Ireland DAC, 3.20%, 09/23/26	USD	766	$849,941
Standard Chartered PLC(b)(g):
(3 mo. LIBOR US + 1.20%), 2.74%, 09/10/22		270	273,118
(3 mo. LIBOR US + 1.15%), 4.25%, 01/20/23		200	207,620
(3 mo. LIBOR US + 1.08%), 3.89%, 03/15/24		200	210,703
Virgin Media Secured Finance PLC, 5.50%, 08/15/26(b)		200	204,588
Vodafone Group PLC:
1.75%, 08/25/23	EUR	750	880,796
4.13%, 05/30/25	USD	13	14,739
4.38%, 05/30/28		120	142,717

			7,117,526

United States — 22.8%
Abbott Ireland Financing DAC, 0.10%, 11/19/24	EUR	530	591,853
AbbVie, Inc.:
5.00%, 12/15/21(b)	USD	20	21,012
1.38%, 05/17/24	EUR	100	115,770
1.25%, 06/01/24(b)		100	114,750
3.85%, 06/15/24(b)	USD	8	8,764
2.60%, 11/21/24(b)		137	145,441
3.80%, 03/15/25(b)		18	19,971
3.60%, 05/14/25		10	11,058
2.95%, 11/21/26(b)		12	13,052
4.55%, 03/15/35(b)		125	151,588
4.50%, 05/14/35		103	124,075
4.30%, 05/14/36		68	78,505
4.63%, 10/01/42(b)		4	4,865
4.70%, 05/14/45		30	37,710
Acadia Healthcare Co., Inc., 5.50%, 07/01/28(b)		30	30,075
Activision Blizzard, Inc., 3.40%, 09/15/26		87	98,811
AEP Texas, Inc.:
2.40%, 10/01/22		288	299,010
3.85%, 10/01/25(b)		110	121,950
Series G, 4.15%, 05/01/49		27	31,910
Series H, 3.45%, 01/15/50		84	90,531
AEP Transmission Co. LLC:
4.00%, 12/01/46		69	82,854
4.25%, 09/15/48		29	35,970
3.80%, 06/15/49		55	64,842
3.15%, 09/15/49		38	40,910
3.65%, 04/01/50		62	71,683
Air Products and Chemicals, Inc., 2.80%, 05/15/50		15	15,760
Alabama Power Co.:
6.00%, 03/01/39		5	7,219
3.75%, 03/01/45		52	58,990
3.45%, 10/01/49		108	117,880
Altria Group, Inc.:
3.80%, 02/14/24		445	486,554
1.70%, 06/15/25	EUR	220	253,684
4.40%, 02/14/26	USD	395	454,824
2.20%, 06/15/27	EUR	210	247,932
4.80%, 02/14/29	USD	247	288,382
5.80%, 02/14/39		196	242,387
Amazon.com, Inc.:
4.05%, 08/22/47		114	148,301
2.50%, 06/03/50		89	91,369
Ameren Illinois Co.:
3.80%, 05/15/28		100	115,399
3.70%, 12/01/47		32	36,988
3.25%, 03/15/50		81	89,422
American Airlines Pass Through Trust, Class B:
Series 2016-1, 5.25%, 01/15/24		7	4,385
Series 2019-1, 3.85%, 02/15/28		92	64,744

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
American Airlines Pass-Through Trust:
Series 2015-2, Class AA, 3.60%, 09/22/27	USD	11	$9,740
Series 2015-2, Class B, 4.40%, 09/22/23		85	60,660
Series 2016-2, Class AA, 3.20%, 06/15/28		40	37,614
Series 2016-2, Class B, 4.38%, 06/15/24(b)		69	47,635
Series 2016-3, Class AA, 3.00%, 10/15/28		63	57,472
Series 2016-3, Class B, 3.75%, 10/15/25		140	99,215
Series 2017-1, Class AA, 3.65%, 02/15/29		35	33,470
Series 2017-1, Class B, 4.95%, 02/15/25		19	14,018
Series 2017-2, Class B, 3.70%, 10/15/25		8	5,541
Series 2019-1, Class AA, 3.15%, 02/15/32		84	77,008
American Builders & Contractors Supply Co., Inc.(b):
5.88%, 05/15/26		15	14,850
4.00%, 01/15/28		16	15,548
American Express Credit Corp., 3.30%, 05/03/27		132	149,722
American Tower Corp.:
5.00%, 02/15/24		655	746,991
1.30%, 09/15/25		107	107,340
1.95%, 05/22/26	EUR	340	405,268
3.95%, 03/15/29	USD	10	11,382
3.80%, 08/15/29		17	19,240
2.10%, 06/15/30		89	89,219
Amgen, Inc.:
2.20%, 02/21/27		141	148,694
2.30%, 02/25/31		59	61,744
3.15%, 02/21/40		106	113,844
4.40%, 05/01/45		82	102,022
Analog Devices, Inc.:
2.95%, 04/01/25		15	16,250
3.90%, 12/15/25		109	124,084
5.30%, 12/15/45		5	6,729
Anheuser-Busch InBev Worldwide, Inc.:
4.75%, 01/23/29		73	88,205
3.50%, 06/01/30		135	151,798
4.95%, 01/15/42		339	404,912
Anthem, Inc., 3.13%, 05/15/50		100	103,448
Aon Corp.:
4.50%, 12/15/28		75	89,235
3.75%, 05/02/29		356	407,608
Aon PLC:
4.60%, 06/14/44		143	175,103
4.75%, 05/15/45		2	2,502
Apple, Inc.:
1.00%, 11/10/22	EUR	1,070	1,233,989
3.45%, 05/06/24	USD	52	57,376
3.00%, 11/13/27		99	111,262
Applied Materials, Inc.:
1.75%, 06/01/30		194	198,273
2.75%, 06/01/50		41	41,873
AT&T, Inc.:
0.00%, 11/27/22(b)(j)(l)		1,000	978,546
4.38%, 09/14/29	GBP	100	146,932
2.75%, 06/01/31	USD	430	447,711
3.15%, 09/04/36	EUR	250	317,423
2.60%, 05/19/38		225	266,955
6.00%, 08/15/40	USD	45	61,045
4.80%, 06/15/44		397	470,143
3.65%, 06/01/51		240	251,285
Autodesk, Inc.:
4.38%, 06/15/25		210	239,581
2.85%, 01/15/30		247	271,970
AXA Equitable Holdings, Inc., 3.90%, 04/20/23		31	33,182
Baltimore Gas & Electric Co.:
3.50%, 08/15/46		111	124,053
3.20%, 09/15/49		21	22,351

Security	Par (000)		Value

United States (continued)
Baltimore Gas and Electric Co., 2.90%, 06/15/50	USD	152	$155,427
Bank of America Corp.:
5.88%, 01/05/21		50	51,336
(3 mo. LIBOR US + 0.63%), 2.33%, 10/01/21(g)		65	65,264
(3 mo. LIBOR US + 0.37%), 2.74%, 01/23/22(g)		65	65,721
(3 mo. LIBOR US + 1.02%), 2.88%, 04/24/23(g)		5	5,183
(3 mo. LIBOR US + 0.93%), 2.82%, 07/21/23(g)		10	10,387
(3 mo. LIBOR US + 0.78%), 3.55%, 03/05/24(g)		761	813,480
2.38%, 06/19/24	EUR	100	120,720
4.20%, 08/26/24	USD	51	56,620
4.00%, 01/22/25		10	11,044
3.88%, 08/01/25		10	11,322
(3 mo. LIBOR US + 1.09%), 3.09%, 10/01/25(g)		258	279,116
4.45%, 03/03/26		73	84,041
(3 mo. LIBOR US + 1.06%), 3.56%, 04/23/27(g)		117	130,581
(3 mo. Euribor + 1.20%), 1.78%, 05/04/27(g)	EUR	405	480,749
(3 mo. LIBOR US + 1.58%), 3.82%, 01/20/28(g)	USD	1,008	1,144,089
(3 mo. LIBOR US + 1.51%), 3.71%, 04/24/28(g)		10	11,304
(3 mo. LIBOR US + 1.37%), 3.59%, 07/21/28(g)		92	103,116
(3 mo. LIBOR US + 1.04%), 3.42%, 12/20/28(g)		63	70,173
(3 mo. LIBOR US + 1.31%), 4.27%, 07/23/29(g)		1,442	1,700,790
(Secured Overnight Financing Rate + 2.15%), 2.59%, 04/29/31(g)		299	316,386
Series L, 3.95%, 04/21/25		204	225,891
Bausch Health Americas, Inc.(b):
8.50%, 01/31/27		41	43,511
9.25%, 04/01/26		35	37,972
Bausch Health Cos., Inc.(b):
6.13%, 04/15/25		76	77,085
9.00%, 12/15/25		35	37,702
7.00%, 01/15/28		17	17,510
7.25%, 05/30/29		34	35,700
Bayer US Finance II LLC, 4.38%, 12/15/28(b)		264	308,527
Beacon Roofing Supply, Inc., 4.88%, 11/01/25(b)		30	26,775
Becton Dickinson and Co.:
1.40%, 05/24/23	EUR	495	564,702
3.79%, 05/20/50	USD	69	76,637
Becton Dickinson Euro Finance Sarl:
0.17%, 06/04/21	EUR	230	256,615
0.63%, 06/04/23		200	223,061
1.21%, 06/04/26		100	112,676
Berry Global, Inc.(b):
4.50%, 02/15/26	USD	11	10,837
4.88%, 07/15/26		30	30,450
5.63%, 07/15/27		11	11,275
Blackstone Holdings Finance Co. LLC, 2.00%, 05/19/25	EUR	100	118,408
BMW US Capital LLC, 3.90%, 04/09/25(b)	USD	135	149,811
Booking Holdings, Inc., 3.65%, 03/15/25		266	292,094
Boston Scientific Corp.:
3.45%, 03/01/24		107	115,904
1.90%, 06/01/25		120	124,363
BP Capital Markets America, Inc., 3.41%, 02/11/26		169	186,910
Bristol-Myers Squibb Co., 3.88%, 08/15/25(b)		10	11,376
Broadcom Corp./Broadcom Cayman Finance Ltd.:
2.65%, 01/15/23		127	131,706
3.13%, 01/15/25		600	640,917
3.88%, 01/15/27		300	324,185
Broadcom, Inc.(b):
2.25%, 11/15/23		509	525,905
3.63%, 10/15/24		170	184,649
4.70%, 04/15/25		342	385,357
4.25%, 04/15/26		297	330,533
3.46%, 09/15/26		214	229,500
5.00%, 04/15/30		142	163,211
4.15%, 11/15/30		120	130,402

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26(b)	USD	24	$20,280
Burlington Northern Santa Fe LLC, 3.05%, 02/15/51		124	134,962
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, 10/15/25(b)		39	33,930
Calpine Corp., 5.25%, 06/01/26(b)		28	28,272
Cameron Liquified Natural Gas LLC(b):
3.30%, 01/15/35		193	212,789
3.40%, 01/15/38		238	255,650
Capital One Financial Corp.:
3.45%, 04/30/21		115	117,407
0.80%, 06/12/24	EUR	100	109,376
CCO Holdings LLC/CCO Holdings Capital Corp.(b):
5.50%, 05/01/26	USD	35	36,236
5.13%, 05/01/27		76	78,630
5.38%, 06/01/29		35	36,925
4.50%, 08/15/30		39	39,780
Centene Corp.:
5.38%, 08/15/26(b)		17	17,684
4.63%, 12/15/29		82	86,510
CenturyLink, Inc.:
5.63%, 04/01/25		11	11,374
5.13%, 12/15/26(b)		29	28,928
4.00%, 02/15/27(b)		29	28,166
Series Y, 7.50%, 04/01/24		23	25,273
Charles Schwab Corp., 3.25%, 05/22/29		101	113,685
Charter Communications Operating LLC/Charter Communications Operating Capital:
2.80%, 04/01/31		234	237,047
6.38%, 10/23/35		136	179,720
6.48%, 10/23/45		527	696,824
4.80%, 03/01/50		100	110,682
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		355	403,897
5.88%, 03/31/25		231	258,898
5.13%, 06/30/27		77	84,613
Cigna Corp.:
3.75%, 07/15/23		145	157,395
2.40%, 03/15/30		143	148,379
Citgo Holding, Inc., 9.25%, 08/01/24(b)		802	797,990
Citigroup, Inc.:
(3 mo. LIBOR US + 0.72%), 3.14%, 01/24/23(g)		24	24,823
(Secured Overnight Financing Rate + 1.67%), 1.68%, 05/15/24(g)		457	466,104
3.30%, 04/27/25		218	239,404
(3 mo. LIBOR US + 1.19%), 4.08%, 04/23/29(g)		329	375,347
Series V, (Secured Overnight Financing Rate + 3.23%), 4.70%(g)(i)		10	8,888
Clorox Co., 1.80%, 05/15/30		144	145,299
Coca-Cola Co., 2.60%, 06/01/50		120	121,097
Colonial Enterprises, Inc., 3.25%, 05/15/30(b)		5	5,449
Colt Merger Sub, Inc., 6.25%, 07/01/25(b)(k)		372	369,675
Comcast Corp.:
3.30%, 02/01/27		66	74,009
1.50%, 02/20/29	GBP	285	361,469
2.65%, 02/01/30	USD	1,989	2,163,153
1.95%, 01/15/31		201	203,282
4.25%, 01/15/33		265	325,110
3.90%, 03/01/38		115	136,553
1.25%, 02/20/40	EUR	160	173,592
4.00%, 03/01/48	USD	120	145,917
4.00%, 11/01/49		16	19,322
4.95%, 10/15/58		110	156,451

Security	Par (000)		Value

United States (continued)
Constellation Brands, Inc. (3 mo. LIBOR US + 0.70%), 1.09%, 11/15/21(c)	USD	70	$69,994
Consumers Energy Co.:
3.38%, 08/15/23		2	2,152
3.80%, 11/15/28		20	23,751
3.75%, 02/15/50		123	150,007
3.10%, 08/15/50		135	150,207
Continental Resources, Inc., 5.00%, 09/15/22		52	51,090
Corning, Inc., 3.70%, 11/15/23		15	15,918
COX Communications, Inc., 3.25%, 12/15/22(b)		40	42,153
Cox Communications, Inc.(b):
3.15%, 08/15/24		390	419,627
3.35%, 09/15/26		30	33,175
4.50%, 06/30/43		25	29,539
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26		20	20,381
Crown Castle International Corp.:
3.40%, 02/15/21		780	792,226
1.35%, 07/15/25		12	12,086
4.45%, 02/15/26		136	155,895
3.70%, 06/15/26		77	86,158
3.80%, 02/15/28		10	11,240
4.30%, 02/15/29		44	51,023
3.10%, 11/15/29		746	799,704
4.15%, 07/01/50		140	164,067
CSC Holdings LLC, 4.13%, 12/01/30(b)		200	198,250
CSX Corp.:
3.80%, 03/01/28		61	70,093
4.25%, 03/15/29		185	219,849
4.30%, 03/01/48		26	32,443
CVS Health Corp.:
3.35%, 03/09/21		60	61,190
3.38%, 08/12/24		18	19,607
4.10%, 03/25/25		219	247,676
3.88%, 07/20/25		584	656,325
3.63%, 04/01/27		25	28,075
4.30%, 03/25/28		71	83,039
5.13%, 07/20/45		26	33,501
Daimler Finance North America LLC, 3.00%, 02/22/21(b)		850	860,220
DaVita, Inc., 4.63%, 06/01/30(b)		1,050	1,044,960
Dayton Power & Light Co., 3.95%, 06/15/49		51	54,787
Dell International LLC/EMC Corp.(b):
5.85%, 07/15/25		132	151,694
6.02%, 06/15/26		286	327,892
4.90%, 10/01/26		34	37,516
DH Europe Finance II Sarl:
0.20%, 03/18/26	EUR	140	154,638
1.80%, 09/18/49		100	107,510
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(b)	USD	41	29,674
Diamondback Energy, Inc., 5.38%, 05/31/25		215	221,315
Discovery Communications LLC:
3.95%, 03/20/28		50	55,872
5.00%, 09/20/37		119	140,846
4.95%, 05/15/42		25	28,447
5.20%, 09/20/47		57	66,315
Dollar General Corp., 4.13%, 04/03/50		17	20,342
Dominion Energy Gas Holdings LLC, 4.80%, 11/01/43		21	24,746
Dow Chemical Co.:
9.00%, 04/01/21		80	83,587
0.50%, 03/15/27	EUR	100	106,284
Dow Chemical Co. (The), 3.63%, 05/15/26	USD	78	85,891
DR Horton, Inc., 2.60%, 10/15/25		772	811,451

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
DTE Electric Co.:
4.30%, 07/01/44	USD	42	$52,302
3.95%, 03/01/49		59	71,787
2.95%, 03/01/50		43	44,597
Duke Energy Carolinas LLC:
3.95%, 11/15/28		6	7,134
2.45%, 02/01/30		285	306,073
3.75%, 06/01/45		34	39,656
3.88%, 03/15/46		58	69,168
3.95%, 03/15/48		9	11,084
Duke Energy Florida LLC:
3.80%, 07/15/28		2	2,335
2.50%, 12/01/29		143	154,561
1.75%, 06/15/30		130	131,776
3.40%, 10/01/46		57	63,446
4.20%, 07/15/48		110	138,609
Duke Energy Progress LLC:
3.00%, 09/15/21		25	25,542
4.10%, 05/15/42		120	144,564
4.10%, 03/15/43		173	208,277
4.15%, 12/01/44		10	12,206
4.20%, 08/15/45		12	14,835
3.70%, 10/15/46		7	8,170
DuPont de Nemours, Inc.:
4.49%, 11/15/25		393	452,030
2.17%, 05/01/23		142	144,774
DXC Technology Co., 4.00%, 04/15/23		206	216,201
Edison International:
3.13%, 11/15/22		23	23,674
4.95%, 04/15/25		125	136,979
Elanco Animal Health, Inc., 5.65%, 08/28/28		17	18,850
Eli Lilly & Co., 1.70%, 11/01/49	EUR	100	116,617
Entergy Corp., 3.75%, 06/15/50	USD	41	45,500
Entergy Louisiana LLC, 4.20%, 09/01/48		39	49,882
Enterprise Products Operating LLC, Series E, (3 mo. LIBOR US + 3.03%), 5.25%, 08/16/77(g)		9	8,415
Equinix, Inc.:
2.63%, 11/18/24		167	177,792
1.25%, 07/15/25		191	190,952
Expedia Group, Inc., 6.25%, 05/01/25(b)		409	435,697
Exxon Mobil Corp.:
1.41%, 06/26/39	EUR	150	166,493
3.45%, 04/15/51	USD	104	115,173
FedEx Corp.:
3.80%, 05/15/25		462	513,564
4.25%, 05/15/30		160	182,740
4.55%, 04/01/46		27	29,110
4.05%, 02/15/48		116	119,216
Fidelity National Information Services, Inc.:
0.75%, 05/21/23	EUR	230	260,095
1.10%, 07/15/24		110	126,148
2.60%, 05/21/25	GBP	450	594,324
0.63%, 12/03/25	EUR	100	111,266
3.00%, 08/15/26	USD	163	180,605
2.95%, 05/21/39	EUR	100	128,494
FirstEnergy Corp.:
2.65%, 03/01/30	USD	25	26,094
7.38%, 11/15/31		98	143,125
FirstEnergy Transmission LLC(b):
4.35%, 01/15/25		51	57,679
5.45%, 07/15/44		36	46,519
4.55%, 04/01/49		247	300,123

Security	Par (000)		Value

United States (continued)
Fiserv, Inc.:
3.80%, 10/01/23	USD	2	$2,185
2.75%, 07/01/24		406	432,924
2.25%, 07/01/25	GBP	435	564,205
3.20%, 07/01/26	USD	110	121,749
4.20%, 10/01/28		140	164,277
3.50%, 07/01/29		89	100,047
2.65%, 06/01/30		568	601,836
1.63%, 07/01/30	EUR	265	306,942
4.40%, 07/01/49	USD	50	60,854
Florida Power & Light Co.:
5.65%, 02/01/37		12	16,865
3.70%, 12/01/47		29	34,817
3.95%, 03/01/48		157	197,415
3.15%, 10/01/49		122	138,702
Ford Motor Credit Co. LLC, 4.39%, 01/08/26		400	380,872
Fox Corp., 3.05%, 04/07/25		136	147,183
General Dynamics Corp.:
2.13%, 08/15/26		292	312,265
2.63%, 11/15/27		91	98,777
3.75%, 05/15/28		61	71,136
General Electric Co.:
6.88%, 01/10/39		61	74,937
4.35%, 05/01/50		76	75,164
General Mills, Inc., 2.88%, 04/15/30		136	148,074
General Motors Co., 6.80%, 10/01/27		257	299,472
General Motors Financial Co., Inc.:
3.50%, 11/07/24		35	35,468
2.90%, 02/26/25		530	527,887
2.75%, 06/20/25		908	896,837
0.85%, 02/26/26	EUR	100	98,112
Georgia-Pacific LLC(b):
1.75%, 09/30/25	USD	131	135,144
2.10%, 04/30/27		11	11,423
2.30%, 04/30/30		254	264,596
Gilead Sciences, Inc.:
3.65%, 03/01/26		15	17,170
4.80%, 04/01/44		129	174,453
4.15%, 03/01/47		118	150,087
Global Payments, Inc., 2.90%, 05/15/30		341	357,830
GLP Capital LP/GLP Financing II, Inc.:
5.25%, 06/01/25		70	76,118
5.75%, 06/01/28		216	237,967
4.00%, 01/15/30		154	152,652
4.00%, 01/15/31		188	186,637
Goldman Sachs Group, Inc.:
2.75%, 09/15/20		166	166,417
(3 mo. LIBOR US + 0.78%), 1.54%, 10/31/22(c)(l)		240	239,923
(3 mo. LIBOR US + 0.99%), 2.91%, 07/24/23(g)		50	51,945
3.50%, 01/23/25		285	310,267
3.50%, 04/01/25		690	756,590
3.75%, 05/22/25		196	217,163
3.75%, 02/25/26		168	187,370
3.85%, 01/26/27		72	81,217
Goodyear Tire & Rubber Co., 5.00%, 05/31/26		11	10,247
Gray Television, Inc., 5.88%, 07/15/26(b)		16	15,926
Hasbro, Inc.:
2.60%, 11/19/22		40	41,397
3.90%, 11/19/29		15	15,620
HCA, Inc.:
4.75%, 05/01/23		159	172,516
5.00%, 03/15/24		39	43,349
5.25%, 04/15/25		65	74,546
5.25%, 06/15/26		277	320,024
5.88%, 02/01/29		24	27,158

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Hewlett Packard Enterprise Co., 4.45%, 10/02/23	USD	130	$141,838
Hilton Domestic Operating Co., Inc., 4.88%, 01/15/30		24	23,640
Home Depot, Inc., 3.35%, 04/15/50		124	141,675
Honeywell International, Inc.:
1.30%, 02/22/23	EUR	835	963,442
0.01%, 03/10/24		100	110,965
Huntington Ingalls Industries, Inc.:
3.84%, 05/01/25(b)	USD	525	570,058
5.00%, 11/15/25(b)		155	160,479
3.48%, 12/01/27		157	169,125
4.20%, 05/01/30(b)		179	199,457
Huntington National Bank, 3.25%, 05/14/21		250	255,563
Hyundai Capital America, 2.38%, 02/10/23(b)		264	264,375
IHS Markit Ltd., 4.00%, 03/01/26(b)		6	6,588
Ingersoll-Rand Luxembourg Finance SA, 3.50%, 03/21/26		20	21,862
Intel Corp., 3.90%, 03/25/30		160	193,281
Intercontinental Exchange, Inc., 3.75%, 09/21/28		5	5,842
International Business Machines Corp.:
0.88%, 01/31/25	EUR	100	115,059
3.30%, 05/15/26	USD	167	187,653
1.70%, 05/15/27		156	159,322
6.50%, 01/15/28		18	24,027
1.95%, 05/15/30		724	740,539
1.20%, 02/11/40	EUR	240	257,519
4.25%, 05/15/49	USD	120	152,785
International Paper Co., 4.35%, 08/15/48		32	37,757
Interpublic Group of Cos., Inc.:
3.50%, 10/01/20		40	40,265
3.75%, 10/01/21		10	10,368
4.00%, 03/15/22		287	299,264
Iron Mountain, Inc.(b):
5.00%, 07/15/28		335	328,199
5.25%, 07/15/30		205	201,925
JBS Investments II GmbH, 7.00%, 01/15/26(b)		200	209,900
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 04/15/29(b)		34	36,083
JPMorgan Chase & Co.:
2.55%, 03/01/21		5	5,062
(3 mo. LIBOR US + 0.70%), 3.21%, 04/01/23(g)		88	91,622
0.63%, 01/25/24	EUR	1,105	1,251,523
(3 mo. LIBOR US + 0.73%), 3.56%, 04/23/24(g)	USD	35	37,468
(3 mo. LIBOR US + 1.00%), 4.02%, 12/05/24(g)		18	19,834
(3 mo. LIBOR US + 1.16%), 3.22%, 03/01/25(g)		267	287,499
3.90%, 07/15/25		95	107,454
(Secured Overnight Financing Rate + 1.59%), 2.01%, 03/13/26(g)		1,514	1,566,908
(Secured Overnight Financing Rate + 1.85%), 2.08%, 04/22/26(g)		95	98,669
3.20%, 06/15/26		83	92,126
(3 mo. LIBOR US + 1.25%), 3.96%, 01/29/27(g)		96	109,349
(3 mo. LIBOR US + 1.34%), 3.78%, 02/01/28(g)		601	679,690
(3 mo. LIBOR US + 1.38%), 3.54%, 05/01/28(g)		580	647,332
(Secured Overnight Financing Rate + 1.89%), 2.18%, 06/01/28(g)		1,705	1,764,870
(3 mo. LIBOR US + 1.12%), 4.01%, 04/23/29(g)		172	198,473
(3 mo. LIBOR US + 1.26%), 4.20%, 07/23/29(g)		254	297,806
(Secured Overnight Financing Rate + 2.46%), 3.11%, 04/22/41(g)		180	194,416
(Secured Overnight Financing Rate + 2.44%), 3.11%, 04/22/51(g)		108	116,287
Juniper Networks, Inc., 4.50%, 03/15/24		122	135,192
KAR Auction Services, Inc., 5.13%, 06/01/25(b)		12	11,820
Keurig Dr Pepper, Inc., 3.80%, 05/01/50		98	110,736
Keurig Dr. Pepper, Inc., 4.06%, 05/25/23		119	129,688

Security	Par (000)		Value

United States (continued)
KeyCorp., 4.15%, 10/29/25	USD	6	$6,879
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, 06/01/26(b)		24	24,600
Kimberly-Clark Corp., 3.10%, 03/26/30		128	145,751
Kinder Morgan Energy Partners LP:
5.00%, 08/15/42		11	12,354
5.00%, 03/01/43		31	34,453
5.50%, 03/01/44		33	39,043
KLA Corp.:
4.65%, 11/01/24		53	60,749
4.10%, 03/15/29		86	101,492
5.00%, 03/15/49		110	143,523
Kroger Co., 2.20%, 05/01/30		130	135,210
L Brands, Inc., 6.88%, 07/01/25(b)		20	20,650
L3Harris Technologies, Inc.:
3.95%, 05/28/24		243	266,234
3.85%, 12/15/26		391	447,536
4.40%, 06/15/28		190	224,750
Lam Research Corp.:
3.75%, 03/15/26		90	102,883
4.00%, 03/15/29		324	385,056
1.90%, 06/15/30		350	357,753
2.88%, 06/15/50		134	138,046
Level 3 Financing, Inc.:
5.38%, 01/15/24		748	753,610
5.25%, 03/15/26		18	18,495
4.25%, 07/01/28(b)		515	514,408
Lockheed Martin Corp.:
2.90%, 03/01/25		113	124,214
3.55%, 01/15/26		225	258,670
2.80%, 06/15/50		466	490,390
Lowe’s Cos., Inc.:
4.55%, 04/05/49		56	70,476
5.13%, 04/15/50		120	163,771
LYB International Finance III LLC, 4.20%, 05/01/50		22	23,681
Marriott International, Inc., 4.63%, 06/15/30		81	84,047
Marsh & McLennan Cos., Inc.:
3.50%, 06/03/24		336	368,216
1.35%, 09/21/26	EUR	535	627,334
2.25%, 11/15/30	USD	64	66,416
Mastercard, Inc.:
3.50%, 02/26/28		127	145,875
3.35%, 03/26/30		64	73,984
McDonald’s Corp.:
1.00%, 11/15/23	EUR	100	115,035
3.80%, 04/01/28	USD	652	761,777
2.13%, 03/01/30		130	133,294
3.63%, 05/01/43		20	21,946
4.45%, 09/01/48		224	276,744
Medtronic Global Holdings SCA:
0.01%, 12/02/22	EUR	300	334,736
1.13%, 03/07/27		290	340,090
1.63%, 03/07/31		100	122,346
2.25%, 03/07/39		100	126,057
1.75%, 07/02/49		100	109,372
Series 0000, 0.38%, 03/07/23		280	315,102
Merck & Co., Inc., 2.45%, 06/24/50	USD	39	39,199
Metropolitan Life Global Funding I:
0.01%, 09/23/22	EUR	100	112,023
2.38%, 01/11/23		100	118,706
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
4.63%, 06/15/25(b)	USD	70	68,452
4.50%, 09/01/26		11	10,893
5.75%, 02/01/27		18	18,450

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
MGM Resorts International:
5.75%, 06/15/25	USD	20	$19,775
4.63%, 09/01/26		10	9,100
Microsoft Corp.:
3.45%, 08/08/36		79	95,468
4.45%, 11/03/45		105	142,783
3.70%, 08/08/46		40	49,811
MidAmerican Energy Co.:
3.65%, 04/15/29		324	386,688
3.65%, 08/01/48		23	27,243
4.25%, 07/15/49		43	55,468
Mondelez International, Inc., 2.75%, 04/13/30		267	287,409
Morgan Stanley:
3.70%, 10/23/24		5	5,544
(Secured Overnight Financing Rate + 1.15%), 2.72%, 07/22/25(g)		106	112,463
4.00%, 07/23/25		72	81,637
(3 mo. LIBOR US + 1.63%), 4.43%, 01/23/30(g)		54	64,337
(Secured Overnight Financing Rate + 1.14%), 2.70%, 01/22/31(g)		275	291,304
(Secured Overnight Financing Rate + 3.12%), 3.62%, 04/01/31(g)		980	1,119,526
(Secured Overnight Financing Rate + 4.84%), 5.60%, 03/24/51(g)		80	121,710
Motorola Solutions, Inc.:
4.60%, 02/23/28		63	71,651
4.60%, 05/23/29		425	490,448
5.50%, 09/01/44		95	106,699
MPLX LP:
5.25%, 01/15/25		133	138,297
4.00%, 02/15/25		20	21,373
National Retail Properties, Inc., 2.50%, 04/15/30		11	10,505
Nationstar Mortgage Holdings, Inc., 9.13%, 07/15/26(b)		10	10,569
Navient Corp.:
7.25%, 09/25/23		12	11,729
6.75%, 06/25/25		12	11,445
6.75%, 06/15/26		11	10,175
NBCUniversal Media LLC, 6.40%, 04/30/40		2	3,021
Nestle Holdings, Inc., 3.50%, 09/24/25(b)		150	170,224
Netflix, Inc.:
4.38%, 11/15/26		24	24,964
6.38%, 05/15/29		19	22,040
NextEra Energy Capital Holdings, Inc., 2.25%, 06/01/30		300	308,969
NGPL PipeCo LLC, 4.88%, 08/15/27(b)		529	581,329
Nielsen Co. Luxembourg Sarl, 5.00%, 02/01/25(b)		11	10,808
NIKE, Inc., 2.75%, 03/27/27		225	247,852
Nissan Motor Acceptance Corp., 3.65%, 09/21/21(b)		45	45,108
Norfolk Southern Corp.:
2.90%, 06/15/26		101	111,591
2.55%, 11/01/29		80	85,047
4.65%, 01/15/46		31	40,442
3.40%, 11/01/49		42	45,748
3.05%, 05/15/50		57	58,688
4.05%, 08/15/52		14	16,741
Northern States Power Co.:
4.00%, 08/15/45		128	155,450
3.60%, 09/15/47		20	23,416
2.90%, 03/01/50		48	52,075
Northern Trust Corp., 1.95%, 05/01/30		148	152,730
Northrop Grumman Corp.:
2.08%, 10/15/20		44	44,206
2.93%, 01/15/25		470	508,352
4.75%, 06/01/43		66	85,460
4.03%, 10/15/47		23	27,880

Security	Par (000)		Value

United States (continued)
Northwest Pipeline LLC, 4.00%, 04/01/27	USD	393	$430,307
NRG Energy, Inc.(b):
3.75%, 06/15/24		20	21,208
4.45%, 06/15/29		40	41,982
5.25%, 06/15/29		17	17,850
Nucor Corp., 2.70%, 06/01/30		15	15,748
NVIDIA Corp.:
3.20%, 09/16/26		165	186,899
2.85%, 04/01/30		666	740,917
3.50%, 04/01/50		86	98,260
Occidental Petroleum Corp., 0.00%, 10/10/36(j)		110	46,200
Ohio Power Co.:
4.00%, 06/01/49		124	150,328
Series D, 6.60%, 03/01/33		22	31,443
Series P, 2.60%, 04/01/30		4	4,294
Omnicom Group, Inc/Omnicom Capital, Inc., 3.65%, 11/01/24		10	11,005
Oncor Electric Delivery Co. LLC:
3.70%, 11/15/28		115	134,910
5.75%, 03/15/29		6	7,866
2.75%, 05/15/30(b)		142	154,977
3.80%, 09/30/47		9	10,964
3.10%, 09/15/49		86	94,812
Oracle Corp.:
3.40%, 07/08/24		105	114,952
2.50%, 04/01/25		600	642,613
2.65%, 07/15/26		141	152,517
2.80%, 04/01/27		54	58,974
3.25%, 11/15/27		568	639,448
3.90%, 05/15/35		10	12,062
3.80%, 11/15/37		55	63,464
3.60%, 04/01/40		449	509,656
3.60%, 04/01/50		100	111,288
Otis Worldwide Corp.(b):
2.06%, 04/05/25		5	5,245
2.29%, 04/05/27		5	5,221
Owens-Brockway Glass Container, Inc., 5.88%, 08/15/23(b)		17	17,510
Panther BF Aggregator 2 LP/Panther Finance Co., Inc., 6.25%, 05/15/26(b)		13	13,406
Parker-Hannifin Corp., 2.70%, 06/14/24		30	31,935
PayPal Holdings, Inc.:
2.40%, 10/01/24		210	222,886
1.65%, 06/01/25		116	119,915
3.25%, 06/01/50		140	151,605
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.70%, 11/01/24(b)		300	308,647
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.90%, 02/01/24(b)		4	4,267
PepsiCo, Inc., 1.63%, 05/01/30		144	146,643
Pfizer, Inc.:
2.63%, 04/01/30		47	51,776
2.70%, 05/28/50		67	69,383
PG&E Corp., 5.00%, 07/01/28		175	174,947
Philip Morris International, Inc.:
1.13%, 05/01/23		72	73,217
0.13%, 08/03/26	EUR	260	278,856
3.13%, 06/03/33		310	406,524
Piedmont Natural Gas Co., Inc., 3.50%, 06/01/29	USD	85	96,915
Post Holdings, Inc.(b):
5.00%, 08/15/26		39	39,146
5.50%, 12/15/29		18	18,614
Procter & Gamble Co., 0.63%, 10/30/24	EUR	150	173,660

CONSOLIDATED SCHEDULE OF INVESTMENTS	19

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Prologis Euro Finance LLC:
0.25%, 09/10/27	EUR	100	$109,861
1.00%, 02/06/35		100	108,780
1.50%, 09/10/49		100	106,963
Public Service Electric and Gas Co., 3.60%, 12/01/47	USD	24	27,867
QUALCOMM, Inc.:
4.80%, 05/20/45		17	22,229
4.30%, 05/20/47		141	175,872
3.25%, 05/20/50		130	142,198
Raytheon Technologies Corp.:
3.20%, 03/15/24(b)		45	48,488
7.20%, 08/15/27(b)		6	8,061
7.00%, 11/01/28(b)		93	127,927
2.25%, 07/01/30		858	893,608
4.20%, 12/15/44(b)		43	49,149
3.13%, 07/01/50		63	66,956
Realty Income Corp.:
4.13%, 10/15/26		13	14,868
3.00%, 01/15/27		95	100,563
RELX Capital, Inc., 3.00%, 05/22/30		37	39,879
Republic Services, Inc.:
2.50%, 08/15/24		280	297,840
2.90%, 07/01/26		144	157,324
3.95%, 05/15/28		159	185,679
2.30%, 03/01/30		142	148,085
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 5.13%, 07/15/23(b)		479	482,636
Ryder System, Inc.:
2.88%, 06/01/22		81	83,813
3.65%, 03/18/24		40	42,732
2.50%, 09/01/24		95	97,986
4.63%, 06/01/25		185	206,250
Sabine Pass Liquefaction LLC:
5.63%, 03/01/25		267	305,162
5.88%, 06/30/26		203	238,525
5.00%, 03/15/27		117	130,910
4.20%, 03/15/28		76	81,583
SASOL Financing USA LLC, 5.88%, 03/27/24		249	223,477
Scientific Games International, Inc., 5.00%, 10/15/25(b)		29	26,775
Select Medical Corp., 6.25%, 08/15/26(b)		527	532,771
Sempra Energy(3 mo. LIBOR US + 0.50%), 0.78%, 01/15/21(c)		134	134,023
Service Properties Trust:
5.00%, 08/15/22		320	314,247
7.50%, 09/15/25		55	57,944
SES SA, 1.63%, 03/22/26	EUR	635	711,375
Sherwin-Williams Co.:
2.30%, 05/15/30	USD	146	149,025
4.50%, 06/01/47		64	77,912
Sirius XM Radio, Inc., 5.00%, 08/01/27(b)		35	35,772
Six Flags Entertainment Corp., 4.88%, 07/31/24(b)		23	20,585
SM Energy Co., 10.00%, 01/15/25(b)		468	444,310
Southern California Edison Co.:
2.25%, 06/01/30		40	40,388
Series A, 2.90%, 03/01/21		20	20,346
Series A, 4.20%, 03/01/29		332	387,325
Series E, 3.70%, 08/01/25		163	180,058
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 09/20/21(b)		125	126,522
Standard Industries, Inc., 4.75%, 01/15/28(b)		23	23,316
Starbucks Corp.:
3.10%, 03/01/23		159	169,221
3.50%, 11/15/50		130	136,968

Security	Par (000)		Value

United States (continued)
Steel Dynamics, Inc., 3.25%, 01/15/31	USD	25	$25,499
Stericycle, Inc., 5.38%, 07/15/24(b)		15	15,375
Stryker Corp.:
0.25%, 12/03/24	EUR	100	111,103
0.75%, 03/01/29		100	110,510
Synchrony Financial, 4.38%, 03/19/24	USD	30	31,401
T-Mobile USA, Inc.(b):
3.75%, 04/15/27		425	470,972
3.88%, 04/15/30		536	596,547
2.55%, 02/15/31		235	235,827
4.50%, 04/15/50		100	119,023
Tampa Electric Co., 4.45%, 06/15/49		57	72,793
Tenet Healthcare Corp.:
4.63%, 09/01/24(b)		15	14,663
5.13%, 05/01/25		33	31,852
4.88%, 01/01/26(b)		48	46,740
6.25%, 02/01/27(b)		35	34,738
4.63%, 06/15/28(b)		30	29,226
Texas Eastern Transmission LP(b):
2.80%, 10/15/22		20	20,355
3.50%, 01/15/28		215	228,789
4.15%, 01/15/48		110	119,810
Texas Instruments, Inc., 1.75%, 05/04/30		189	191,798
Textron, Inc.:
3.88%, 03/01/25		90	95,764
3.65%, 03/15/27		227	235,137
3.90%, 09/17/29		160	169,506
Thermo Fisher Scientific, Inc.:
2.60%, 10/01/29		85	91,786
4.50%, 03/25/30		234	290,028
1.88%, 10/01/49	EUR	100	107,140
Toyota Motor Credit Corp.:
2.90%, 04/17/24	USD	64	68,747
1.80%, 02/13/25		221	229,073
Transcontinental Gas Pipe Line Co. LLC:
7.85%, 02/01/26		267	347,542
4.00%, 03/15/28		262	293,322
4.60%, 03/15/48		79	89,833
TransDigm, Inc., 8.00%, 12/15/25(b)		174	182,872
TRI Pointe Group, Inc., 5.70%, 06/15/28		25	25,375
Union Pacific Corp.:
3.25%, 01/15/25		686	754,176
3.75%, 07/15/25		1,046	1,183,552
4.25%, 04/15/43		18	21,759
United Airlines Pass-Through Trust:
Series 2014-1, Class B, 4.75%, 04/11/22		3	2,420
Series 2014-2, Class B, 4.63%, 09/03/22		11	9,729
Series 2015-1, Class AA, 3.45%, 06/01/29		1	786
Series 2016-1, Class B, 3.65%, 07/07/27		17	12,230
Series 2016-2, Class AA, 2.88%, 10/07/28		7	6,484
Series 2016-2, Class B, 3.65%, 04/07/27		5	3,452
Series 2018-1, Class AA, 3.50%, 03/01/30		65	61,091
Series 2019-2, Class AASeries 2019-2, Class AA, 2.70%, 05/01/32		76	68,627
Series 2019-2, Class B, 3.50%, 11/01/29		64	48,123
United Parcel Service, Inc.:
3.40%, 03/15/29		347	401,281
3.40%, 09/01/49		62	68,215
United Rentals North America, Inc.:
5.88%, 09/15/26		24	25,152
5.50%, 05/15/27		24	24,720
4.88%, 01/15/28		39	39,975
United Technologies Corp., 4.15%, 05/15/45		25	29,967

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
UnitedHealth Group, Inc.:
3.45%, 01/15/27	USD	130	$148,285
2.95%, 10/15/27		716	798,783
2.00%, 05/15/30		129	135,054
4.38%, 03/15/42		10	12,783
4.20%, 01/15/47		22	27,908
3.75%, 10/15/47		89	106,200
4.45%, 12/15/48		30	39,279
2.90%, 05/15/50		77	81,314
US Airways Pass-Through Trust:
Series 2012-2, Class A, 6.75%, 12/03/22		3	2,625
Series 2013-1, Class B, 5.38%, 11/15/21		8	6,218
US Bancorp, 0.85%, 06/07/24	EUR	100	113,906
Verizon Communications, Inc.:
4.13%, 03/16/27	USD	2,051	2,419,207
1.88%, 09/19/30	GBP	270	344,243
4.50%, 08/10/33	USD	127	158,198
4.27%, 01/15/36		64	79,148
1.85%, 05/18/40	EUR	170	195,157
4.00%, 03/22/50	USD	120	153,487
Series 20Y, 2.88%, 01/15/38	EUR	220	297,252
ViacomCBS, Inc.:
4.38%, 03/15/43	USD	19	19,868
5.85%, 09/01/43		46	54,129
5.25%, 04/01/44		32	35,726
VICI Properties LP/VICI Note Co., Inc.(b):
4.25%, 12/01/26		30	28,725
4.63%, 12/01/29		23	22,425
Virginia Electric & Power Co.:
8.88%, 11/15/38		10	17,972
4.00%, 01/15/43		111	132,064
3.30%, 12/01/49		12	13,299
Series B, 3.80%, 09/15/47		30	35,072
Series C, 2.75%, 03/15/23		87	91,499
Series C, 4.00%, 11/15/46		15	17,776
Visa, Inc.:
2.05%, 04/15/30		141	147,747
4.15%, 12/14/35		192	245,604
Vistra Operations Co. LLC(b):
3.55%, 07/15/24		191	197,126
5.50%, 09/01/26		24	24,491
Volkswagen Group of America Finance LLC, 4.00%, 11/12/21(b)		308	320,629
Walt Disney Co., 2.00%, 09/01/29		306	311,819
Waste Management, Inc.:
3.15%, 11/15/27		131	146,641
4.15%, 07/15/49		68	85,264
Wells Fargo & Co.:
0.50%, 04/26/24	EUR	750	836,067
2.00%, 07/28/25	GBP	475	602,848
3.55%, 09/29/25	USD	121	135,125
3.00%, 04/22/26		26	28,392
2.00%, 04/27/26	EUR	135	161,896
(3 mo. LIBOR US + 1.17%), 3.20%, 06/17/27(g)	USD	217	235,292
(3 mo. LIBOR US + 1.31%), 3.58%, 05/22/28(g)		141	156,492
(Secured Overnight Financing Rate + 2.10%), 2.39%, 06/02/28(g)		562	580,666
(3 mo. Euribor + 1.85%), 1.74%, 05/04/30(g)	EUR	190	221,928
(Secured Overnight Financing Rate + 2.53%), 3.07%, 04/30/41(g)	USD	366	381,769
Wells Fargo Bank NA(3 mo. LIBOR US + 0.65%), 2.08%, 09/09/22(g)		250	254,033
Whirlpool Finance Luxembourg Sarl:
1.25%, 11/02/26	EUR	100	112,171
1.10%, 11/09/27		100	109,928

Security	Par (000)		Value

United States (continued)
Willis North America, Inc., 2.95%, 09/15/29	USD	333	$352,500
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(b)		11	10,588
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.(b):
5.50%, 03/01/25		41	37,515
5.25%, 05/15/27		21	18,155
Yum! Brands, Inc., 4.75%, 01/15/30(b)		18	18,270

			126,469,535

Total Corporate Bonds — 41.4% (Cost — $ 222,339,931)			229,528,643

Floating Rate Loan Interests(c) — 0.0%

Mexico — 0.0%
Credito Real SAB de CV, Term Loan B, (3 mo. LIBOR + 3.75%), 4.12%, 02/17/23(e)		85	75,650

Total Floating Rate Loan Interests — 0.0% (Cost — $85,000)			75,650

Foreign Agency Obligations — 27.6%

Albania — 0.0%
Albania Government International Bond, 3.50%, 06/16/27	EUR	125	139,911

Australia — 0.9%
Australia Government Bond:
2.00%, 12/21/21	AUD	210	148,641
5.75%, 07/15/22		320	245,457
2.75%, 04/21/24		130	97,972
4.75%, 04/21/27		220	193,923
2.25%, 05/21/28		90	69,395
3.75%, 04/21/37		80	74,906
3.00%, 03/21/47		5,000	4,391,074

			5,221,368

Austria — 0.2%
Republic of Austria Government Bond(b):
0.75%, 02/20/28	EUR	556	677,846
1.50%, 02/20/47		222	328,092
0.85%, 06/30/20		97	120,842

			1,126,780

Bahrain — 0.0%
CBB International Sukuk Programme Co. SPC, 6.25%, 11/14/24(b)	USD	200	211,750

Belgium — 0.3%
Belgium Government Bond, 1.60%, 06/22/47(b)	EUR	351	496,050
Kingdom of Belgium Government Bond, 0.80%, 06/22/28(b)		855	1,044,198

			1,540,248

Brazil — 0.4%
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 01/01/21	BRL	1,500	286,305
Brazilian Government International Bond, 2.88%, 06/06/25	USD	1,822	1,796,492

			2,082,797

Canada — 0.2%
Canadian Government Bond:
5.75%, 06/01/33	CAD	170	203,316
5.00%, 06/01/37		90	109,820
Canada Government Bond:
4.00%, 06/01/41		280	325,960
3.50%, 12/01/45		140	161,497
2.50%, 12/01/48		210	222,103

			1,022,696

CONSOLIDATED SCHEDULE OF INVESTMENTS	21

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

China — 4.4%
China Development Bank:
3.30%, 02/01/24	CNY	1,400	$200,681
3.50%, 08/13/26		1,900	270,577
3.45%, 09/20/29		9,670	1,386,857
3.19%, 04/11/24		1,400	202,865
2.94%, 10/17/24		8,500	1,217,354
3.12%, 12/05/26		2,020	290,618
3.25%, 11/22/28		100	14,434
3.29%, 05/23/29		132,970	19,227,453
3.13%, 11/21/29		9,420	1,352,817
3.86%, 07/22/49		3,430	506,363

			24,670,019

Colombia — 0.8%
Colombia Government International Bond:
4.38%, 07/12/21	USD	273	281,105
8.13%, 05/21/24		200	240,062
4.50%, 03/15/29		500	547,187
3.00%, 01/30/30		200	197,625
3.13%, 04/15/31		548	544,164
4.13%, 05/15/51		548	551,425
Colombian TES:
7.25%, 10/18/34	COP	5,875,900	1,615,435
Series B, 6.25%, 11/26/25		2,101,100	603,309

			4,580,312

Croatia — 0.1%
Croatia Government International Bond, 1.50%, 06/17/31	EUR	370	415,695

Denmark — 0.0%
Denmark Government Bond:
1.50%, 11/15/23	DKK	200	32,272
1.75%, 11/15/25		500	84,746
4.50%, 11/15/39		450	128,065
			245,083

Dominican Republic — 0.1%
Dominican Republic International Bond:
5.50%, 01/27/25	USD	250	252,656
6.88%, 01/29/26		100	104,844
5.95%, 01/25/27		100	100,594
			458,094

Egypt — 0.5%
Egypt Government International Bond:
6.13%, 01/31/22(b)	USD	200	204,812
5.63%, 04/16/30	EUR	697	705,261
6.38%, 04/11/31(b)		1,219	1,266,830
8.88%, 05/29/50(b)	USD	784	774,200

			2,951,103

France — 0.2%
France Government Bond OAT:
0.25%, 11/25/20	EUR	150	169,033
2.50%, 05/25/30		40	56,960
1.50%, 05/25/31		190	251,132
5.75%, 10/25/32		100	192,933
French Republic Government Bond OAT, 1.50%, 05/25/50(b)		266	376,231

			1,046,289

Greece — 1.1%
Hellenic Republic Government Bond:
3.50%, 01/30/23		49	58,962
3.45%, 04/02/24(b)		454	565,457
1.88%, 07/23/26(b)		280	334,301
2.00%, 04/22/27(b)		261	313,616

Security	Par (000)		Value

Greece (continued)
Hellenic Republic Government Bond (continued):
3.75%, 01/30/28	EUR	137	$183,802
3.88%, 03/12/29(b)		1,010	1,387,987
1.50%, 06/18/30(b)		2,840	3,277,806
3.90%, 01/30/33		12	17,780
4.00%, 01/30/37		10	15,024
4.20%, 01/30/42		40	65,744

			6,220,479

Hungary — 0.0%
Hungary Government International Bond, 1.75%, 06/05/35		140	154,216

India — 1.0%
Export-Import Bank of India, 3.88%, 02/01/28	USD	250	260,355
India Government Bond:
7.27%, 04/08/26	INR	20,180	289,258
7.17%, 01/08/28		41,350	584,334
7.26%, 01/14/29		316,610	4,497,526

			5,631,473

Indonesia — 2.3%
Indonesia Government International Bond:
4.88%, 05/05/21	USD	273	281,787
2.88%, 07/08/21	EUR	100	114,597
3.70%, 01/08/22	USD	200	207,438
3.75%, 04/25/22		273	283,664
4.75%, 01/08/26		200	225,563
4.75%, 07/18/47		200	235,125
4.20%, 10/15/50		200	222,500
Indonesia Treasury Bond:
6.50%, 06/15/25	IDR	19,025,000	1,328,487
7.00%, 05/15/27		15,127,000	1,060,531
7.00%, 09/15/30		8,849,000	608,001
6.63%, 05/15/33		3,150,000	201,547
7.50%, 06/15/35		16,703,000	1,157,430
8.38%, 04/15/39		68,229,000	5,015,082
Perusahaan Penerbit SBSN Indonesia III, 2.80%, 06/23/30(b)	USD	1,585	1,581,037

			12,522,789

Israel — 0.1%
Israel Government International Bond, 3.88%, 07/03/50		225	266,766

Italy — 2.3%
Italy Buoni Poliennali Del Tesoro:
1.45%, 09/15/22	EUR	603	696,939
0.95%, 03/01/23		5,204	5,959,966
4.75%, 09/01/44(b)		232	390,366
2.70%, 03/01/47(b)		485	605,640
3.45%, 03/01/48(b)		925	1,312,236
3.85%, 09/01/49(b)		789	1,197,499
2.45%, 09/01/50(b)		2,125	2,506,675
2.80%, 03/01/67(b)		120	149,956

			12,819,277

Japan — 3.9%
Japan Government Thirty Year Bond:
0.70%, 06/20/48	JPY	259,050	2,483,353
0.40%, 06/20/49		43,500	383,646
0.40%, 09/20/49		1,800,000	15,849,335
0.40%, 12/20/49		181,000	1,591,945
Japanese Government CPI Linked Bond:
0.10%, 03/10/28		79,784	735,813
0.10%, 03/10/29		83,145	769,504

			21,813,596

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Mexico — 0.5%
Mexico Government International Bond, 4.75%, 04/27/32	USD	2,359	$2,598,438

Netherlands — 0.1%
Netherlands Government Bond, 2.75%, 01/15/47(b)	EUR	311	603,708

New Zealand — 0.0%
New Zealand Government Bond:
6.00%, 05/15/21	NZD	140	94,857
2.75%, 04/15/25		100	71,589

			166,446

Panama — 0.1%
Panama Government International Bond, 6.70%, 01/26/36	USD	400	575,625

Paraguay — 0.1%
Paraguay Government International Bond, 4.95%, 04/28/31(b)		250	277,500

Peru — 0.1%
Peruvian Government International Bond:
2.84%, 06/20/30		66	70,702
2.78%, 01/23/31		25	26,669
6.55%, 03/14/37		350	532,328

			629,699

Philippines — 0.1%
Philippine Government International Bond, 2.95%, 05/05/45		250	259,375

Qatar — 0.4%
Qatar Government International Bond:
4.50%, 04/23/28		400	471,500
3.75%, 04/16/30(b)		1,061	1,210,535
6.40%, 01/20/40		100	151,781
4.40%, 04/16/50(b)		215	266,331

			2,100,147

Romania — 0.1%
Romanian Government International Bond:
3.62%, 05/26/30	EUR	257	311,839
6.13%, 01/22/44(b)	USD	200	262,187

			574,026

Russia — 2.0%
Russian Federal Bond — OFZ:
8.15%, 02/03/27	RUB	96,263	1,558,455
6.00%, 10/06/27		54,270	784,651
8.50%, 09/17/31		268,970	4,567,161
Russian Federal Bond-OFZ, 6.90%, 05/23/29		223,301	3,395,537
Russian Foreign Bond — Eurobond:
4.25%, 06/23/27	USD	200	223,200
5.25%, 06/23/47		400	528,400

			11,057,404

Saudi Arabia — 1.3%
Saudi Government International Bond:
2.90%, 10/22/25(b)		4,082	4,326,920
3.25%, 10/22/30		1,870	2,006,977
4.63%, 10/04/47		500	582,500

			6,916,397

South Africa — 0.0%
Republic of South Africa Government International Bond, 5.88%, 05/30/22		100	105,844

Security	Par (000)		Value

Spain — 1.9%
Spain Government Bond(b):
0.50%, 04/30/30	EUR	4,400	$4,988,343
1.25%, 10/31/30		431	522,297
1.20%, 10/31/40		835	961,481
2.70%, 10/31/48		2,295	3,479,243
1.00%, 10/31/50		365	382,478

			10,333,842

Sweden — 0.0%
Sweden Government Bond:
1.00%, 11/12/26	SEK	960	111,220
3.50%, 03/30/39		250	41,962

			153,182

Ukraine — 0.8%
Ukraine Government International Bond:
7.75%, 09/01/25(b)	USD	250	260,625
7.75%, 09/01/25		100	104,250
6.75%, 06/20/26	EUR	527	602,261
9.75%, 11/01/28	USD	2,747	3,138,447
7.38%, 09/25/32		200	200,875

			4,306,458

United Arab Emirates — 0.2%
Abu Dhabi Government International Bond, 2.50%, 04/16/25(b)		1,277	1,326,484

United Kingdom — 1.1%
United Kingdom Gilt:
1.75%, 09/07/22	GBP	200	257,741
0.75%, 07/22/23		1,826	2,319,696
1.75%, 09/07/37		60	89,101
4.75%, 12/07/38		30	64,714
3.25%, 01/22/44		165	320,889
3.50%, 01/22/45		700	1,429,667
1.50%, 07/22/47		1,040	1,564,073

			6,045,881

Uruguay — 0.0%
Uruguay Government International Bond, 4.38%, 10/27/27	USD	150	171,656

Total Foreign Agency Obligations — 27.6% (Cost — $148,330,352)			153,342,853

		Shares

Investment Companies — 2.1%

Equity Funds — 0.3%
Consumer Discretionary Select Sector SPDR Fund		1,990	254,143
Financial Select Sector SPDR Fund		15,935	368,737
iShares MSCI Emerging Markets ETF(o)		19,721	788,642
iShares Nasdaq Biotechnology ETF(o)		739	101,014
iShares S&P 500 Value ETF(o)		2,805	303,529

			1,816,065

Fixed Income Funds — 1.8%
iShares iBoxx $ High Yield Corporate Bond ETF(o)		86,094	7,026,992
iShares iBoxx $ Investment Grade Corporate Bond ETF(o)		8,285	1,114,333
iShares JP Morgan USD Emerging Markets Bond ETF(o)		17,451	1,905,998

			10,047,323

Total Investment Companies — 2.1% (Cost — $11,851,432)			11,863,388

CONSOLIDATED SCHEDULE OF INVESTMENTS	23

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Municipal Bonds — 0.0%

California — 0.0%
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(b)	USD	180	$184,973

Total Municipal Bonds — 0.0% (Cost — $154,555)			184,973

Non-Agency Mortgage-Backed Securities — 3.6%

Cayman Islands — 0.0%
GPMT Ltd., Series 2018-FL1, Class A, (1 mo. LIBOR US + 0.90%), 1.09%, 11/21/35(b)(c)		77	75,662

Germany — 0.0%
Bayer AG, (5 year EURIBOR ICE Swap Rate + 2.65%), 2.38%, 11/12/79(g)	EUR	100	108,992

United States — 3.6%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.66%, 06/05/37(b)(d)	USD	250	234,160
280 Park Avenue Mortgage Trust, Series 2017-280P, Class E, (1 mo. LIBOR US + 2.12%), 2.29%, 09/15/34(b)(c)		350	330,799
Atrium Hotel Portfolio Trust, Series 2017-ATRM(b)(c):
Class D, (1 mo. LIBOR US + 1.95%), 2.12%, 12/15/36		200	164,662
Class E, (1 mo. LIBOR US + 3.05%), 3.22%, 12/15/36		150	109,824
BAMLL Commercial Mortgage Securities Trust, Series 2017-SCH, Class DL, (1 mo. LIBOR US + 2.00%), 2.17%, 11/15/32(b)(c)		150	121,906
BBCMS Mortgage Trust:
Series 2017-C1, Class AS, 3.90%, 02/15/50		1,200	1,304,084
Series 2018-TALL, Class D, (1 mo. LIBOR US + 1.45%), 1.62%, 03/15/37(b)(c)		500	454,461
BX Commercial Mortgage Trust, Series 2018-IND(b)(c):
Class B, (1 mo. LIBOR US + 0.90%), 1.07%, 11/15/35		700	691,240
Class C, (1 mo. LIBOR US + 1.10%), 1.27%, 11/15/35		700	690,819
BXP Trust, Series 2017-CC(b)(d):
Class D, 3.55%, 08/13/37		110	104,205
Class E, 3.55%, 08/13/37		220	162,460
Citigroup Commercial Mortgage Trust:
Series 2015-P1, Class A5, 3.72%, 09/15/48		375	412,653
Series 2016-GC36, Class A5, 3.62%, 02/10/49		375	413,273
Series 2019-PRM, Class C, 3.90%, 05/10/36(b)		1,000	1,024,950
COMM Mortgage Trust:
Series 2015-LC19, Class A4, 3.18%, 02/10/48		500	536,699
Series 2016-DC2, Class B, 4.64%, 02/10/49(d)		100	101,847
Series 2016-DC2, Class C, 4.64%, 02/10/49(d)		100	92,641
Commercial Mortgage Trust, Series 2014-CR21, Class A3, 3.53%, 12/10/47		347	373,136
DBJPM Mortgage Trust, Series 2016-C3, Class A5, 2.89%, 08/10/49		375	401,854
DBUBS Mortgage Trust, Series 2017-BRBK(b)(d):
Class E, 3.53%, 10/10/34		400	393,097
Class F, 3.53%, 10/10/34		240	231,318
GS Mortgage Securities Corp. Trust, Series 2017-500K(b)(c):
Class D, (1 mo. LIBOR US + 1.30%), 1.55%, 07/15/32		90	87,972
Class E, (1 mo. LIBOR US + 1.50%), 1.75%, 07/15/32		120	116,545
Class F, (1 mo. LIBOR US + 1.80%), 2.15%, 07/15/32		90	87,071
Class G, (1 mo. LIBOR US + 2.50%), 2.85%, 07/15/32		40	38,042
GS Mortgage Securities Trust, Series 2017-GS7(b):
Class D, 3.00%, 08/10/50		225	162,954
Class E, 3.00%, 08/10/50		180	123,166
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2018-AON, Class A, 4.13%, 07/05/31(b)		1,200	1,271,358

Security	Par (000)		Value

United States (continued)
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class B, 4.96%, 12/15/46(d)	USD	1,000	$1,051,300
JPMDB Commercial Mortgage Securities Trust, Class A5:
Series 2017-C5, 3.69%, 03/15/50		1,200	1,347,477
Series 2017-C7, 3.41%, 10/15/50		1,113	1,237,999
LCCM Mortgage Trust, Series 2014-909, Class A, 3.39%, 05/15/31(b)		1,000	1,002,666
MAD Mortgage Trust, Series 2017-330M(b)(d):
Class D, 3.98%, 08/15/34		110	110,134
Class E, 4.03%, 08/15/34		130	128,030
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class D, 6.20%, 07/12/38(d)		—	14
MFT Trust, Series 2020-ABC(b)(d):
Class C, 3.48%, 02/10/42		100	94,021
Class D, 3.48%, 02/10/42		105	93,040
Morgan Stanley Bank of America Merrill Lynch Trust, Class A5:
Series 2014-C16, 3.89%, 06/15/47		375	403,831
Series 2015-C25, 3.64%, 10/15/48		400	438,284
Morgan Stanley Capital I Trust, Series 2019-L2, Class A4, 4.07%, 03/15/52		589	691,725
Olympic Tower Mortgage Trust, Series 2017-OT(b)(d):
Class D, 3.95%, 05/10/39		130	121,564
Class E, 3.95%, 05/10/39		160	137,181
Velocity Commercial Capital Loan Trust, Series 2020-1, Class M3, 3.19%, 02/25/50(b)(d)		99	90,148
VNDO Mortgage Trust, Series 2012-6AVE, Class C, 3.34%, 11/15/30(b)(d)		1,000	1,016,508
Wells Fargo Commercial Mortgage Trust:
Series 2016-NXS5, Class B, 4.94%, 01/15/59(d)		1,400	1,571,962
Series 2018-BXI, Class E, (1 mo. LIBOR US + 2.16%), 2.33%, 12/15/36(b)(c)		93	87,757

			19,860,837

Total Non-Agency Mortgage-Backed Securities — 3.6% (Cost — $19,531,987)			20,045,491

Preferred Securities — 0.6%

Capital Trusts — 0.5%

Austria — 0.0%
Erste Group Bank AG, 5.13%(g)(i)	EUR	200	218,660

Brazil — 0.2%
Itau Unibanco Holding SA(b)(g)(i):
6.13%	USD	633	591,855
6.50%		258	239,862

			831,717

Cayman Islands — 0.1%
MAF Global Securities Ltd., 5.50%(g)(i)		262	250,210

France — 0.0%
BNP Paribas SA, 4.50%(b)(g)(i)		200	175,250

Germany — 0.0%
Volkswagen International Finance NV, 2.70%(g)(i)	EUR	100	109,804

Spain — 0.0%
Telefonica Europe BV, 4.38%(g)(i)		200	231,441

Switzerland — 0.1%
UBS Group AG, 7.00%(b)(g)(i)	USD	425	441,469

United States — 0.1%
Bank of America Corp.,(g)(i):
Series DD, 6.30%		20	22,194
Series FF, 5.88%		85	86,831

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Barclays PLC, 7.88%(g)(i)	USD	200	$203,000
Capital One Financial Corp., Series E, 4.15%(c)(i)		25	20,375
Energy Transfer Partners LP, Series A, 6.25%(g)(i)		80	61,400
JPMorgan Chase & Co.,(g)(i):
Series HH, 4.60%		17	15,173
Series Q, 5.15%		30	29,175
Series Z, 4.49%		25	23,711
Morgan Stanley, Series J, 4.09%(g)(i)		21	19,303
NBCUniversal Enterprise, Inc., 5.25%(b)(i)		100	100,250

			581,412

Total Capital Trusts — 0.5%			2,839,963

		Shares

Preferred Stocks — 0.1%

United States — 0.1%
Cash Mandatory Exchangeable Trust, 5.25%(b)(e)		290	299,751
Federal Home Loan Mortgage Corp.,(d)(i):
Series S, 8.25%		2	15,105
Series Z, 8.38%		2	15,086
Morgan Stanley, Series E, 7.13%(g)(i)		221	5,866

Total Preferred Stocks — 0.1%			335,808

Total Preferred Securities — 0.6% (Cost — $3,196,106)			3,175,771

		Par (000)

U.S. Government Sponsored Agency Securities — 17.6%

Mortgage-Backed Securities — 17.6%
Fannie Mae Mortgage-Backed Securities:
2.00%, 10/01/31 - 03/01/32	USD	119	124,339
2.50%, 09/01/27 - 02/01/33		635	674,372
3.00%, 07/01/29 - 05/01/50		4,998	5,329,567
3.50%, 07/01/29 - 04/01/50		3,216	3,499,664
4.00%, 09/01/33 - 03/01/50		2,528	2,782,110
4.50%, 12/01/45 - 07/01/48		753	838,638
5.00%, 09/01/35 - 06/01/45		183	208,915
5.50%, 12/01/38		124	142,425
6.00%, 07/01/39		49	55,986
6.50%, 11/01/38		14	17,148
Freddie Mac Mortgage-Backed Securities:
2.50%, 01/01/29 - 04/01/31		169	179,300
3.00%, 12/01/42 - 12/01/46		547	591,545
3.50%, 04/01/31 - 01/01/50		939	1,016,086
4.00%, 08/01/40 - 02/01/47		425	468,174
4.50%, 09/01/40 - 08/01/48		364	404,341
5.00%, 05/01/38 - 05/01/39		54	61,519
5.50%, 01/01/39		35	39,688
Ginnie Mae Mortgage-Backed Securities(m):
2.50%, 07/01/50		861	906,337
3.00%, 02/15/45 - 07/01/50		6,032	6,393,500
3.50%, 01/15/42 - 07/01/50		6,699	7,108,017
4.00%, 10/20/40 - 07/01/50		2,334	2,487,305
4.50%, 03/15/47 - 07/01/50		1,167	1,255,784
5.00%, 10/20/44 - 07/01/50		337	367,402
Uniform Mortgage-Backed Securities(m):
2.50%, 07/01/35 - 07/01/50		23,006	23,928,989
3.00%, 07/01/35 - 07/01/50		24,263	25,535,863
3.50%, 07/01/35 - 07/01/50		6,066	6,379,385
4.00%, 07/01/35 - 07/01/50		3,974	4,210,924

Security	Par (000)		Value

Mortgage-Backed Securities (continued)
4.50%, 07/01/50	USD	2,223	$2,388,511
5.00%, 07/01/50		59	64,476
5.50%, 07/01/50		122	134,240
6.00%, 07/01/50		61	67,902

Total U.S. Government Sponsored Agency Securities — 17.6% (Cost — $96,515,308)			97,662,452

U.S. Treasury Obligations — 5.2%
Treasury Inflation Protected Security, 0.13%, 01/15/30		4,281	4,624,925
U.S. Treasury Bonds:
1.13%, 05/15/40		2,227	2,206,605
2.25%, 08/15/49		600	721,570
2.38%, 11/15/49		1,200	1,482,187
U.S. Treasury Inflation Indexed Bonds:
0.50%, 04/15/24		5,148	5,410,909
0.13%, 10/15/24(l)		3,516	3,682,665
0.13%, 04/15/25		2,549	2,669,904
0.38%, 01/15/27		1,592	1,715,850
0.50%, 01/15/28		312	341,899
U.S. Treasury Notes:
1.75%, 11/30/21		5	5,111
1.88%, 02/28/22		500	514,102
1.75%, 11/15/29		3,250	3,588,203
0.63%, 05/15/30		1,755	1,750,133

Total U.S. Treasury Obligations — 5.2% (Cost — $27,216,204)			28,714,063

		Shares

Rights — 0.0%

Spain — 0.0%
Telefonica SA, (Expires 07/06/20)(a)		5,454	1,073

Total Rights — 0.0% (Cost — $1,185)			1,073

Warrants — 0.0%

Venezuela — 0.0%
Venezuela Government International Bond		3,000	3,000

Total Warrants — 0.0% (Cost — $—)			3,000

Total Long-Term Investments — 102.9% (Cost — $555,194,359)			570,579,222

Short-Term Securities — 0.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%(n)(o)		4,583,301	4,583,301

Total Short-Term Securities — 0.8% (Cost — $4,583,301)			4,583,301

Options Purchased — 0.9% (Cost — $3,976,840)			5,052,051

Total Investments Before TBA Sale Commitments and Options Written — 104.6% (Cost — $563,754,500)			580,214,574

CONSOLIDATED SCHEDULE OF INVESTMENTS	25

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

TBA Sale Commitments(m) — (4.4%)

Mortgage-Backed Securities — (4.4%)
Ginnie Mae Mortgage-Backed Securities :
3.50%, 07/01/50	USD	2,040	$(2,150,606)
4.00%, 07/01/50		18	(19,083)
4.50%, 07/01/50		1	(1,068)
Uniform Mortgage-Backed Securities :
2.50%, 07/01/50		10,461	(10,864,729)
3.00%, 07/01/50		10,518	(11,077,591)
3.50%, 07/01/35 - 07/01/50		86	(90,446)
4.00%, 07/01/35 - 07/01/50		98	(103,830)

Total TBA Sale Commitments — (4.4)% (Proceeds — $24,212,473)			(24,307,353)

Security	Value

Options Written — (0.6)% (Premiums Received — $3,570,669)	$(3,539,285)

Total Investments, Net of TBA Sale Commitments and Options Written — 99.6% (Cost — $535,971,358)	552,367,936

Other Assets Less Liabilities — 0.4%	2,468,606

Net Assets — 100.0%	$554,836,542

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is the rate in effect as of period end.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Perpetual security with no stated maturity date.
(j)	Zero-coupon bond.
(k)	When-issued security.
(l)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(m)	Represents or includes a TBA transaction.
(n)	Annualized 7-day yield as of period end.
(o)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased		Shares sold	Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,456,999	126,302	(b)	—	4,583,301	$4,583,301	$40,216	$—	$—
iShares China Large-Cap ETF(c)	10,442	13,432		(23,874)	—	—	—	(51,966)	(16,999)
iShares iBoxx $ High Yield Corporate Bond ETF	—	118,636		(32,542)	86,094	7,026,992	39,574	90,924	80,893
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	31,478		(23,193)	8,285	1,114,333	4,832	47,888	29,992
iShares JP Morgan USD Emerging Markets Bond ETF	17,451	—		—	17,451	1,905,998	34,069	—	(93,189)
iShares MSCI Emerging Markets ETF	32,382	—		(12,661)	19,721	788,642	4,542	(120,118)	(64,175)
iShares Nasdaq Biotechnology ETF	—	739		—	739	101,014	92	—	17,064
iShares Russell 2000 ETF(c)	5,800	1,117		(6,917)	—	—	1,777	(255,702)	(5,107)
iShares S&P 500 Value ETF	2,805	—		—	2,805	303,529	4,068	—	(61,373)
iShares U.S. Preferred Stock ETF(c)	—	11,000		(11,000)	—	—	1,764	(66,349)	—

						$15,823,809	$130,934	$(355,323)	$(112,894)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)	As of period end, the entity is no longer held by the Fund.

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BNP Paribas S.A.	0.95%	08/01/19	Open	$867,500	$882,152	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	03/09/20	Open	481,543	483,329	Corporate Bonds	Open/Demand
JPMorgan Chase Bank N.A.	0.16	11/06/19	Open	932,325	938,525	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	0.95	11/18/19	Open	227,400	229,590	Corporate Bonds	Open/Demand

				$2,508,768	$2,533,596

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts
Euro BTP	50	09/08/20	$8,082	$134,361
Euro OAT	106	09/08/20	19,966	319,056
Euro-Bund	3	09/08/20	595	3,638
German Euro Schatz	36	09/08/20	4,536	4,413
Short Term Euro BTP	66	09/08/20	8,296	19,631
10-Year Japan Bond	1	09/14/20	1,407	(744)
10-Year Australian T-Bond	36	09/15/20	3,696	10,597
DAX Index	1	09/18/20	346	15,600
Euro Stoxx 50 Index	19	09/18/20	688	30,084
FTSE/MIB Index	9	09/18/20	975	29,112
10-Year Canada Bond	81	09/21/20	9,178	16,438
10-Year U.S. Treasury Note	82	09/21/20	11,412	47,140
10-Year U.S. Ultra Note	211	09/21/20	33,229	205,083
Long Gilt Bond	73	09/28/20	12,450	26,611
2-Year U.S. Treasury Note	137	09/30/20	30,253	2,152
90-Day Euro-Dollar	60	12/14/20	14,957	51,292

				914,464

Short Contracts
Euro Buxl	3	09/08/20	741	(6,609)
Euro-BOBL	272	09/08/20	41,249	(183,691)
MSCI Emerging Markets E-Mini Index	4	09/18/20	197	(6,909)
NASDAQ 100 E-Mini Index	15	09/18/20	3,044	(154,361)
Russell 2000 E-Mini Index	5	09/18/20	359	(12,406)
S&P 500 E-Mini Index	98	09/18/20	15,142	(185,252)
U.S. Long Treasury Bond	30	09/21/20	5,357	(198,531)
U.S. Treasury Ultra Bond	37	09/21/20	8,072	(25,535)
5-Year U.S. Treasury Note	1,355	09/30/20	170,381	(476,149)
90-Day Euro-Dollar	60	03/15/21	14,970	(94,768)
90-Day Euro	65	09/13/21	16,222	(482,681)

				(1,826,892)

				$(912,428)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	3,220,976	USD	588,199	BNP Paribas S.A.	07/02/20	$4,099
BRL	5,500,611	USD	1,004,494	Bank of America N.A.	07/02/20	7,001
BRL	522,477	USD	95,412	Citibank N.A.	07/02/20	665
BRL	1,905,122	USD	347,904	Citibank N.A.	07/02/20	2,425

CONSOLIDATED SCHEDULE OF INVESTMENTS	27

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	3,729,347	USD	681,035	Citibank N.A.	07/02/20	$4,746
BRL	3,729,347	USD	681,035	Citibank N.A.	07/02/20	4,746
BRL	3,929,220	USD	717,535	Deutsche Bank AG	07/02/20	5,001
BRL	2,045,416	USD	373,524	JPMorgan Chase Bank N.A.	07/02/20	2,603
KRW	938,351,700	USD	759,000	Deutsche Bank AG	07/02/20	21,107
USD	601,000	BRL	3,220,976	BNP Paribas S.A.	07/02/20	8,702
USD	1,035,000	BRL	5,500,611	Bank of America N.A.	07/02/20	23,505
USD	98,000	BRL	522,477	Citibank N.A.	07/02/20	1,923
USD	371,000	BRL	1,905,122	Citibank N.A.	07/02/20	20,671
USD	759,000	BRL	3,729,347	Citibank N.A.	07/02/20	73,219
USD	759,000	BRL	3,729,347	Citibank N.A.	07/02/20	73,219
USD	789,000	BRL	3,929,220	Deutsche Bank AG	07/02/20	66,465
USD	385,000	BRL	2,045,416	JPMorgan Chase Bank N.A.	07/02/20	8,873
USD	782,938	KRW	938,351,700	Deutsche Bank AG	07/02/20	2,831
AUD	1,287,000	USD	884,751	Deutsche Bank AG	07/15/20	3,476
USD	607,000	CLP	481,958,000	JPMorgan Chase Bank N.A.	07/15/20	20,063
USD	484,000	COP	1,807,498,000	JPMorgan Chase Bank N.A.	07/15/20	3,562
USD	484,000	COP	1,807,498,000	JPMorgan Chase Bank N.A.	07/15/20	3,562
USD	416,852	IDR	6,011,000,000	Goldman Sachs International	07/15/20	3,542
USD	651,000	MXN	14,919,461	HSBC Bank USA N.A.	07/15/20	2,994
USD	550,000	RUB	38,446,650	BNP Paribas S.A.	07/15/20	10,663
USD	1,100,000	RUB	76,893,300	BNP Paribas S.A.	07/15/20	21,325
USD	57,000	RUB	3,982,020	Citibank N.A.	07/15/20	1,139
USD	114,000	RUB	7,964,040	Citibank N.A.	07/15/20	2,279
USD	607,000	ZAR	10,514,151	Bank of America N.A.	07/15/20	1,959
USD	699,000	ZAR	12,036,780	Bank of America N.A.	07/15/20	6,338
USD	911,000	ZAR	15,779,887	Bank of America N.A.	07/15/20	2,939
USD	1,274,000	ZAR	21,902,990	JPMorgan Chase Bank N.A.	07/15/20	13,583
USD	3,529,204	ZAR	60,675,134	JPMorgan Chase Bank N.A.	07/15/20	37,627
USD	4,137,000	ZAR	71,124,545	JPMorgan Chase Bank N.A.	07/15/20	44,107
CLP	518,839,750	USD	631,000	Bank of America N.A.	07/20/20	900
USD	727,631	COP	2,722,918,000	Deutsche Bank AG	07/27/20	4,582
USD	485,790	COP	1,819,682,000	Goldman Sachs International	07/27/20	2,588
USD	298,000	BRL	1,618,021	Citibank N.A.	08/04/20	956
USD	486,000	BRL	2,638,786	Citibank N.A.	08/04/20	1,559
USD	320,000	COP	1,157,299,200	Citibank N.A.	08/10/20	13,054
USD	320,000	COP	1,157,299,200	Citibank N.A.	08/10/20	13,054
USD	325,000	COP	1,175,947,500	Citibank N.A.	08/10/20	13,108
USD	325,000	COP	1,175,947,500	Citibank N.A.	08/10/20	13,108
AUD	3,767,589	JPY	278,582,802	BNP Paribas S.A.	09/16/20	18,017
AUD	1,900,000	JPY	139,174,487	HSBC Bank USA N.A.	09/16/20	21,279
CHF	47,299	USD	50,000	BNP Paribas S.A.	09/16/20	34
CNH	11,169	AUD	2,278	Goldman Sachs International	09/16/20	1
CNH	35,451	JPY	534,673	Goldman Sachs International	09/16/20	37
CNH	32,333,977	USD	4,550,000	Goldman Sachs International	09/16/20	4,880
CNH	2,205,000	USD	310,275	HSBC Bank USA N.A.	09/16/20	343
EUR	360,000	GBP	323,557	BNP Paribas S.A.	09/16/20	4,039
EUR	700,000	GBP	629,795	BNP Paribas S.A.	09/16/20	7,041
EUR	350,000	GBP	313,997	Citibank N.A.	09/16/20	4,636
EUR	350,000	GBP	312,384	HSBC Bank USA N.A.	09/16/20	6,636
EUR	200,000	USD	224,500	Bank of America N.A.	09/16/20	576
EUR	124,000	USD	139,298	JPMorgan Chase Bank N.A.	09/16/20	249
EUR	60,000	USD	67,296	State Street Bank and Trust Co.	09/16/20	227
INR	20,530,000	USD	269,175	Citibank N.A.	09/16/20	437
INR	7,300,000	USD	95,275	Deutsche Bank AG	09/16/20	593
INR	18,210,000	USD	238,491	JPMorgan Chase Bank N.A.	09/16/20	653
JPY	1,174,224,675	EUR	9,666,501	UBS AG	09/16/20	7,472
KRW	723,758,646	USD	600,000	Goldman Sachs International	09/16/20	3,592
TRY	1,576,745	USD	222,000	Citibank N.A.	09/16/20	3,255
TWD	32,183,000	USD	1,100,000	UBS AG	09/16/20	5,788
USD	1,637,000	BRL	8,352,809	Standard Chartered Bank	09/16/20	106,011
USD	1,396,659	COP	5,122,036,053	Barclays Bank PLC	09/16/20	42,245

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	713,719	EUR	628,000	Bank of America N.A.	09/16/20	$6,981
USD	79,230	EUR	70,000	Citibank N.A.	09/16/20	453
USD	90,199	EUR	80,000	Citibank N.A.	09/16/20	168
USD	90,891	EUR	80,000	Citibank N.A.	09/16/20	861
USD	7,898,195	EUR	7,000,000	Morgan Stanley & Co. International PLC	09/16/20	20,543
USD	15,513,416	EUR	13,683,046	Morgan Stanley & Co. International PLC	09/16/20	114,807
USD	637,924	EUR	563,000	Natwest Markets PLC	09/16/20	4,336
USD	1,328,452	EUR	1,172,436	Natwest Markets PLC	09/16/20	9,017
USD	6,284,376	GBP	4,995,000	Citibank N.A.	09/16/20	92,332
USD	161,205	IDR	2,352,388,798	BNP Paribas S.A.	09/16/20	1,577
USD	5,731,119	IDR	81,954,994,493	Barclays Bank PLC	09/16/20	169,818
USD	3,944,731	JPY	422,760,000	Australia and New Zealand Bank Group	09/16/20	25,428
USD	21,329,648	JPY	2,286,201,257	Australia and New Zealand Bank Group	09/16/20	134,840
USD	3,361,302	JPY	357,239,848	Bank of America N.A.	09/16/20	49,419
USD	200,000	NOK	1,901,074	UBS AG	09/16/20	2,435
USD	51,142	PLN	200,000	Goldman Sachs International	09/16/20	578
USD	481,389	RUB	34,250,846	BNP Paribas S.A.	09/16/20	4,161
USD	322,608	RUB	22,866,459	Credit Suisse International	09/16/20	4,002
USD	421,333	RUB	29,946,000	Goldman Sachs International	09/16/20	4,085
USD	169,065	RUB	11,989,934	JPMorgan Chase Bank N.A.	09/16/20	2,005
USD	202,894	RUB	14,384,957	JPMorgan Chase Bank N.A.	09/16/20	2,463
USD	676,833	RUB	47,959,738	JPMorgan Chase Bank N.A.	09/16/20	8,595
USD	841,849	RUB	59,841,132	JPMorgan Chase Bank N.A.	09/16/20	8,063
USD	7,441,099	RUB	515,787,191	JPMorgan Chase Bank N.A.	09/16/20	254,466
USD	337,026	RUB	23,936,456	Morgan Stanley & Co. International PLC	09/16/20	3,512
USD	310,000	SEK	2,876,392	UBS AG	09/16/20	1,029
USD	151,260	SGD	210,000	Goldman Sachs International	09/16/20	539
USD	168,000	ZAR	2,900,010	State Street Bank and Trust Co.	09/16/20	2,178
USD	795,970	ZAR	13,740,000	State Street Bank and Trust Co.	09/16/20	10,320
USD	490,421	MXN	10,751,405	Barclays Bank PLC	09/23/20	27,713

						1,778,633

BRL	1,988,323	USD	371,000	BNP Paribas S.A.	07/02/20	(5,372)
BRL	1,616,054	USD	298,000	Citibank N.A.	07/02/20	(827)
BRL	2,635,578	USD	486,000	Citibank N.A.	07/02/20	(1,350)
BRL	4,883,051	USD	911,000	Citibank N.A.	07/02/20	(13,067)
BRL	3,055,122	USD	607,000	Deutsche Bank AG	07/02/20	(45,200)
BRL	3,266,510	USD	607,000	Deutsche Bank AG	07/02/20	(6,329)
BRL	2,414,039	USD	455,000	JPMorgan Chase Bank N.A.	07/02/20	(11,088)
BRL	2,414,039	USD	455,000	JPMorgan Chase Bank N.A.	07/02/20	(11,088)
BRL	3,239,711	USD	607,000	JPMorgan Chase Bank N.A.	07/02/20	(11,257)
KRW	923,095,800	USD	770,209	JPMorgan Chase Bank N.A.	07/02/20	(2,785)
USD	363,098	BRL	1,988,323	BNP Paribas S.A.	07/02/20	(2,531)
USD	295,116	BRL	1,616,054	Citibank N.A.	07/02/20	(2,057)
USD	481,296	BRL	2,635,578	Citibank N.A.	07/02/20	(3,354)
USD	891,719	BRL	4,883,051	Citibank N.A.	07/02/20	(6,215)
USD	557,911	BRL	3,055,122	Deutsche Bank AG	07/02/20	(3,888)
USD	596,514	BRL	3,266,510	Deutsche Bank AG	07/02/20	(4,157)
USD	440,840	BRL	2,414,039	JPMorgan Chase Bank N.A.	07/02/20	(3,072)
USD	440,840	BRL	2,414,039	JPMorgan Chase Bank N.A.	07/02/20	(3,072)
USD	591,620	BRL	3,239,711	JPMorgan Chase Bank N.A.	07/02/20	(4,123)
USD	759,000	KRW	923,095,800	JPMorgan Chase Bank N.A.	07/02/20	(8,424)
USD	487,000	KRW	586,279,820	BNP Paribas S.A.	07/06/20	(1,117)
USD	487,000	KRW	586,279,820	BNP Paribas S.A.	07/06/20	(1,117)
CLP	699,648,000	USD	911,000	Citibank N.A.	07/15/20	(58,956)
CLP	529,425,750	USD	651,000	Deutsche Bank AG	07/15/20	(6,256)
CLP	529,425,750	USD	651,000	Deutsche Bank AG	07/15/20	(6,256)
COP	1,194,930,000	USD	319,500	JPMorgan Chase Bank N.A.	07/15/20	(1,884)
COP	1,194,930,000	USD	319,500	JPMorgan Chase Bank N.A.	07/15/20	(1,884)
EUR	1,136,000	USD	1,280,764	JPMorgan Chase Bank N.A.	07/15/20	(4,118)
EUR	1,136,000	USD	1,280,764	JPMorgan Chase Bank N.A.	07/15/20	(4,118)
JPY	143,998,549	AUD	1,954,500	JPMorgan Chase Bank N.A.	07/15/20	(15,076)

CONSOLIDATED SCHEDULE OF INVESTMENTS	29

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	72,498,579	USD	676,000	Citibank N.A.	07/15/20	$(4,461)
MXN	3,790,817	USD	167,000	Barclays Bank PLC	07/15/20	(2,351)
MXN	10,637,026	USD	479,000	Citibank N.A.	07/15/20	(16,996)
MXN	18,631,509	USD	811,000	Citibank N.A.	07/15/20	(1,767)
MXN	10,614,448	USD	479,000	Deutsche Bank AG	07/15/20	(17,977)
MXN	15,712,970	USD	705,000	JPMorgan Chase Bank N.A.	07/15/20	(22,530)
MXN	23,032,316	USD	1,033,400	JPMorgan Chase Bank N.A.	07/15/20	(33,024)
MXN	100,941,899	USD	4,529,000	JPMorgan Chase Bank N.A.	07/15/20	(144,733)
MXN	15,740,931	USD	707,000	Morgan Stanley & Co. International PLC	07/15/20	(23,315)
MXN	33,752,830	USD	1,516,000	Morgan Stanley & Co. International PLC	07/15/20	(49,994)
RUB	32,013,460	USD	459,000	JPMorgan Chase Bank N.A.	07/15/20	(9,909)
RUB	161,671,460	USD	2,318,000	JPMorgan Chase Bank N.A.	07/15/20	(50,040)
RUB	259,804,223	USD	3,725,000	JPMorgan Chase Bank N.A.	07/15/20	(80,414)
USD	3,149,153	IDR	46,017,002,316	JPMorgan Chase Bank N.A.	07/15/20	(14,925)
USD	369,000	KRW	446,894,129	BNP Paribas S.A.	07/15/20	(3,516)
USD	369,000	KRW	446,894,129	BNP Paribas S.A.	07/15/20	(3,516)
USD	110,000	KRW	133,276,000	JPMorgan Chase Bank N.A.	07/15/20	(1,094)
USD	110,000	KRW	133,276,000	JPMorgan Chase Bank N.A.	07/15/20	(1,094)
USD	298,000	MXN	6,869,805	Deutsche Bank AG	07/15/20	(380)
ZAR	10,832,584	USD	639,000	Citibank N.A.	07/15/20	(15,634)
ZAR	10,832,584	USD	639,000	Citibank N.A.	07/15/20	(15,634)
USD	2,235,000	TRY	15,471,788	Citibank N.A.	07/17/20	(14,815)
USD	631,000	CLP	518,839,750	Citibank N.A.	07/20/20	(900)
KZT	23,355,000	USD	60,000	Goldman Sachs International	07/24/20	(2,819)
KZT	25,901,865	USD	66,330	Natwest Markets PLC	07/24/20	(2,914)
USD	324,000	BRL	1,774,451	Citibank N.A.	08/04/20	(1,763)
USD	266,000	COP	1,008,406,000	Natwest Markets PLC	08/10/20	(1,456)
USD	266,000	COP	1,008,406,000	Natwest Markets PLC	08/10/20	(1,456)
USD	95,000	TWD	2,814,850	BNP Paribas S.A.	08/26/20	(1,504)
USD	95,000	TWD	2,821,975	Morgan Stanley & Co. International PLC	08/26/20	(1,749)
CAD	1,139,166	USD	840,000	BNP Paribas S.A.	09/16/20	(768)
CAD	3,600,000	USD	2,654,534	BNP Paribas S.A.	09/16/20	(2,389)
CAD	461,457	USD	340,000	UBS AG	09/16/20	(42)
COP	359,962,763	USD	95,297	BNP Paribas S.A.	09/16/20	(112)
CZK	12,493,028	USD	530,000	State Street Bank and Trust Co.	09/16/20	(3,116)
EUR	90,000	USD	101,476	BNP Paribas S.A.	09/16/20	(192)
EUR	176,000	USD	200,488	BNP Paribas S.A.	09/16/20	(2,421)
EUR	60,000	USD	67,575	Bank of America N.A.	09/16/20	(52)
EUR	60,000	USD	67,749	Bank of America N.A.	09/16/20	(226)
EUR	60,000	USD	67,951	Bank of America N.A.	09/16/20	(428)
EUR	50,000	USD	56,449	Citibank N.A.	09/16/20	(180)
EUR	70,000	USD	79,442	Citibank N.A.	09/16/20	(665)
EUR	80,000	USD	90,366	Citibank N.A.	09/16/20	(335)
EUR	100,000	USD	112,704	Citibank N.A.	09/16/20	(166)
EUR	130,000	USD	147,303	JPMorgan Chase Bank N.A.	09/16/20	(1,004)
EUR	490,000	USD	556,535	JPMorgan Chase Bank N.A.	09/16/20	(5,099)
EUR	880,000	USD	1,000,143	Natwest Markets PLC	09/16/20	(9,810)
GBP	474,790	EUR	530,000	BNP Paribas S.A.	09/16/20	(7,878)
GBP	474,960	EUR	530,000	BNP Paribas S.A.	09/16/20	(7,668)
GBP	323,828	EUR	360,000	Royal Bank of Canada	09/16/20	(3,704)
GBP	305,930	EUR	340,000	State Street Bank and Trust Co.	09/16/20	(3,383)
GBP	651,583	EUR	722,998	Westpac Banking Corp.	09/16/20	(5,913)
GBP	5,046,854	EUR	5,600,000	Westpac Banking Corp.	09/16/20	(45,795)
IDR	2,790,000,000	USD	191,194	BNP Paribas S.A.	09/16/20	(1,870)
IDR	10,827,375,550	USD	745,000	BNP Paribas S.A.	09/16/20	(10,276)
INR	20,860,000	USD	273,951	JPMorgan Chase Bank N.A.	09/16/20	(5)
JPY	294,994,000	AUD	4,000,000	Bank of America N.A.	09/16/20	(26,301)
JPY	277,992,000	USD	2,600,000	Bank of America N.A.	09/16/20	(22,805)
JPY	8,000,000	USD	74,836	Natwest Markets PLC	09/16/20	(670)
NOK	13,031,710	CAD	1,854,366	State Street Bank and Trust Co.	09/16/20	(11,835)
PLN	3,794,008	USD	970,000	Citibank N.A.	09/16/20	(10,795)
RUB	62,468,472	USD	880,000	Barclays Bank PLC	09/16/20	(9,606)

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SGD	2,504,016	USD	1,800,000	Goldman Sachs International	09/16/20	$(2,818)
USD	1,679,236	AUD	2,434,000	State Street Bank and Trust Co.	09/16/20	(904)
USD	3,921,707	CNH	27,870,000	HSBC Bank USA N.A.	09/16/20	(4,334)
USD	2,130,027	CNH	15,163,000	Standard Chartered Bank	09/16/20	(5,982)
USD	2,248,470	CNH	15,977,000	Standard Chartered Bank	09/16/20	(2,206)
USD	8,688,278	CNY	61,750,000	State Street Bank and Trust Co.	09/16/20	(12,900)
USD	4,294,529	EUR	3,826,000	JPMorgan Chase Bank N.A.	09/16/20	(11,171)
USD	1,027,523	GBP	830,000	Standard Chartered Bank	09/16/20	(1,385)
USD	58,012	HKD	450,000	Bank of America N.A.	09/16/20	(23)
USD	270,000	INR	20,675,949	BNP Paribas S.A.	09/16/20	(1,529)
USD	240,068	INR	18,430,000	Citibank N.A.	09/16/20	(1,966)
USD	5,253,720	INR	402,540,000	Deutsche Bank AG	09/16/20	(32,674)
USD	159,002	TWD	4,650,000	BNP Paribas S.A.	09/16/20	(770)
USD	159,701	TWD	4,650,000	BNP Paribas S.A.	09/16/20	(71)
MXN	60,852,811	USD	2,708,000	Natwest Markets PLC	09/17/20	(87,067)
MYR	2,347,675	USD	550,000	Barclays Bank PLC	09/17/20	(4,029)
USD	223,844	EUR	198,926	UBS AG	11/27/20	(434)

						(1,158,490)

						$620,143

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Financial Select Sector SPDR Fund	167	07/17/20	USD	25.00	USD	386	$2,422
Invesco QQQ Trust	14	07/17/20	USD	228.00	USD	347	28,602
SPDR S&P 500 ETF Trust	49	07/17/20	USD	285.00	USD	1,511	122,794
SPDR S&P 500 ETF Trust	51	07/17/20	USD	300.00	USD	1,573	63,775
SPDR S&P 500 ETF Trust	50	07/17/20	USD	310.00	USD	1,542	28,375
iShares iBoxx $ Investment Grade Corporate Bond ETF	274	07/17/20	USD	82.00	USD	2,236	18,632
Home Depot, Inc.	12	08/21/20	USD	200.00	USD	301	62,370
Invesco QQQ Trust	41	08/21/20	USD	260.00	USD	1,015	16,523
Invesco QQQ Trust	34	08/21/20	USD	255.00	USD	842	20,587
SPDR S&P 500 ETF Trust	160	08/21/20	USD	335.00	USD	4,934	24,000
SPDR S&P 500 ETF Trust	121	08/21/20	USD	320.00	USD	3,731	67,397
SPDR S&P 500 ETF Trust	102	08/21/20	USD	315.00	USD	3,145	81,396
SPDR S&P 500 ETF Trust	20	08/21/20	USD	325.00	USD	617	7,380
VanEck Vectors Semiconductor ETF	27	08/21/20	USD	160.00	USD	413	12,623
iShares Russell 2000 ETF	85	08/21/20	USD	145.00	USD	1,217	54,230
Euro STOXX Banks	172	09/18/20	EUR	70.00	EUR	676	25,121
Financial Select Sector SPDR Fund	221	09/18/20	USD	25.00	USD	511	15,801
SPDR S&P 500 ETF Trust	22	09/18/20	USD	290.00	USD	678	60,907
SPDR S&P 500 ETF Trust	37	09/18/20	USD	300.00	USD	1,141	75,221
SPDR S&P 500 ETF Trust	75	09/18/20	USD	325.00	USD	2,313	44,625
SPDR S&P 500 ETF Trust	138	09/18/20	USD	330.00	USD	4,255	58,029
iShares Russell 2000 ETF	137	09/18/20	USD	160.00	USD	1,962	26,852
SPDR S&P 500 ETF Trust	8	09/30/20	USD	294.00	USD	247	20,352
Wells Fargo & Co.	77	10/16/20	USD	35.00	USD	197	3,465
SPDR S&P 500 ETF Trust	60	11/20/20	USD	350.00	USD	1,850	15,930
Bank of America Corp.	148	12/18/20	USD	27.00	USD	352	21,608
JPMorgan Chase & Co.	34	12/18/20	USD	110.00	USD	320	13,090
SPDR S&P 500 ETF Trust	136	12/18/20	USD	300.00	USD	4,194	365,840
SPDR S&P 500 ETF Trust	45	12/18/20	USD	290.00	USD	1,388	152,302
SPDR S&P 500 ETF Trust	43	12/31/20	USD	350.00	USD	1,326	15,544
VanEck Vectors Semiconductor ETF	55	01/15/21	USD	145.00	USD	840	110,275
SPDR S&P 500 ETF Trust	68	12/17/21	USD	305.00	USD	2,097	235,382

							1,871,450

CONSOLIDATED SCHEDULE OF INVESTMENTS	31

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc.

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
SPDR S&P 500 ETF Trust	26	07/01/20	USD	295.00	USD	802	$169
SPDR S&P 500 ETF Trust	26	07/02/20	USD	295.00	USD	802	663
Carnival Corp.	17	07/17/20	USD	17.50	USD	28	3,825
SPDR S&P 500 ETF Trust	110	07/17/20	USD	305.00	USD	3,392	59,510
SPDR S&P 500 ETF Trust	68	08/21/20	USD	290.00	USD	2,097	44,370
Stamps.com, Inc.	3	08/21/20	USD	170.00	USD	55	5,460
Wayfair, Inc.	4	08/21/20	USD	160.00	USD	79	3,760
Etsy, Inc.	17	09/18/20	USD	70.00	USD	181	3,358
SPDR S&P Retail ETF Trust	43	09/18/20	USD	42.00	USD	184	11,718
CHEWY, Inc.	17	10/16/20	USD	45.00	USD	76	10,455
BJ’s Wholesale Club Holdings, Inc.	43	11/20/20	USD	30.00	USD	160	6,773

							150,061

							$2,021,511

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
EUR Currency	Instant one-touch	Bank of America N.A.	—	08/25/20	CHF	1.17	CHF	1.17	EUR	45	$339
EUR Currency	Instant one-touch	Bank of America N.A.	—	08/25/20	CHF	1.17	CHF	1.17	EUR	49	369
USD Currency	One-touch	Bank of America N.A.	—	09/10/20	CLP	820.00	CLP	820.00	USD	120	53,662
EUR Currency	One-touch	BNP Paribas S.A.	—	06/28/21	USD	1.25	USD	1.25	EUR	180	18,223

											72,593

Put
USD Currency	Down-and-out	Goldman Sachs International	—	07/15/20	MXN	22.25	MXN	21.30	USD	1,597	2,705
USD Currency	Down-and-in	Bank of America N.A.	—	07/29/20	JPY	105.61	JPY	105.61	USD	210	63
USD Currency	Down-and-in	Bank of America N.A.	—	07/29/20	JPY	104.95	JPY	104.95	USD	193	19
EUR Currency	One-touch	Goldman Sachs International	—	08/13/20	USD	1.05	USD	1.05	EUR	80	647
S&P 500 Index	Down-and-out	Citibank N.A.	393	08/21/20	USD	2,810.77	USD	2,318.16	USD	1,105	5,663
S&P 500 Index	Down-and-out	Citibank N.A.	1,183	08/21/20	USD	2,810.53	USD	2,317.96	USD	3,325	17,041
EUR Currency	One-touch	UBS AG	—	09/10/20	NOK	10.00	NOK	10.00	EUR	53	2,024
S&P 500 Index	Down-and-out	JPMorgan Chase Bank N.A.	414	12/18/20	USD	2,900.00	USD	2,200.00	USD	1,201	15,627

											43,789

											$116,382

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap, 08/15/30	3-Month LIBOR, 0.30%	Quarterly	1.08%	Semi-Annual	Bank of America N.A.	08/13/20	1.08%	USD	4,248	$183,504
30-Year Interest Rate Swap, 10/23/50	3-Month LIBOR, 0.30%	Quarterly	0.93	Semi-Annual	Morgan Stanley & Co. International PLC	10/21/20	0.93	USD	4,524	226,834
30-Year Interest Rate Swap, 12/20/50	3-Month LIBOR, 0.30%	Quarterly	0.85	Semi-Annual	Goldman Sachs International	12/18/20	0.85	USD	7,691	385,254
30-Year Interest Rate Swap, 06/06/51	3-Month LIBOR, 0.30%	Quarterly	1.00	Semi-Annual	JPMorgan Chase Bank N.A.	06/04/21	1.00	USD	6,264	561,973
30-Year Interest Rate Swap, 06/13/51	3-Month LIBOR, 0.30%	Quarterly	1.00	Semi-Annual	BNP Paribas S.A.	06/11/21	1.00	USD	2,043	184,408

										1,541,973

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc.

OTC Interest Rate Swaptions Purchased (continued)

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put
10-Year Interest Rate Swap, 08/13/30	1.80%	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	JPMorgan Chase Bank N.A.	08/11/20	1.80%	USD	8,100	$34
10-Year Interest Rate Swap, 08/15/30	2.08	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Bank of America N.A.	08/13/20	2.08	USD	4,248	6
10-Year Interest Rate Swap, 10/04/30	0.75	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	JPMorgan Chase Bank N.A.	10/02/20	0.75	USD	4,233	39,509

										39,549

										$1,581,522

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Bank of America N.A.	—	07/15/20	CLP	830.00	USD	1,500	$13,823
EUR Currency	BNP Paribas S.A.	—	07/16/20	USD	1.14	EUR	9,544	25,060
USD Currency	Citibank N.A.	—	07/23/20	ZAR	18.00	USD	1,214	7,583
USD Currency	Citibank N.A.	—	07/23/20	ZAR	17.25	USD	1,214	25,426
USD Currency	Deutsche Bank AG	—	07/23/20	ZAR	19.00	USD	1,214	1,777
EUR Currency	Bank of America N.A.	—	07/30/20	USD	1.13	EUR	2,294	12,420
USD Currency	Bank of America N.A.	—	08/07/20	TRY	7.00	USD	1,033	11,269
EUR Currency	Deutsche Bank AG	—	08/13/20	USD	1.17	EUR	2,830	3,278
EUR Currency	Bank of America N.A.	—	08/31/20	USD	1.16	EUR	880	2,370
EUR Currency	Bank of America N.A.	—	08/31/20	USD	1.14	EUR	880	5,706
EUR Currency	Citibank N.A.	—	08/31/20	USD	1.11	EUR	880	17,861
EUR Currency	Bank of America N.A.	—	09/02/20	USD	1.12	EUR	2,110	33,745
EUR Currency	BNP Paribas S.A.	—	09/04/20	USD	1.13	EUR	880	12,023
EUR Currency	JPMorgan Chase Bank N.A.	—	09/17/20	USD	1.14	EUR	6,363	68,842
Apple, Inc.	Morgan Stanley & Co. International PLC	1,665	09/18/20	USD	320.00	USD	607	86,436
GBP Currency	Citibank N.A.	—	09/22/20	USD	1.30	GBP	4,890	21,753
EUR Currency	Bank of America N.A.	—	09/25/20	USD	1.14	EUR	7,523	87,812
GBP Currency	Deutsche Bank AG	—	09/25/20	USD	1.30	GBP	3,260	15,132
USD Currency	JPMorgan Chase Bank N.A.	—	11/03/20	TWD	30.00	USD	2,234	7,104
SPDR S&P 500 ETF Trust	Morgan Stanley & Co. International PLC	8,400	06/18/21	USD	360.00	USD	2,590	42,876

								502,296

Put
USD Currency	Bank of America N.A.	—	07/02/20	KRW	1,220.00	USD	2,125	35,740
USD Currency	Bank of America N.A.	—	07/02/20	BRL	5.00	USD	1,822	16
USD Currency	Citibank N.A.	—	07/02/20	RUB	78.00	USD	6,000	568,632
USD Currency	Bank of America N.A.	—	07/09/20	KRW	1,170.00	USD	3,036	641
USD Currency	JPMorgan Chase Bank N.A.	—	07/16/20	KRW	1,200.00	USD	2,556	17,143
USD Currency	Morgan Stanley & Co. International PLC	—	07/20/20	BRL	5.20	USD	1,282	12,028
USD Currency	Standard Chartered Bank	—	07/21/20	JPY	106.00	USD	3,226	3,787
EUR Currency	Bank of America N.A.	—	07/23/20	USD	1.12	EUR	846	3,445
USD Currency	HSBC Bank USA N.A.	—	07/27/20	MXN	22.60	USD	1,952	21,909
USD Currency	Bank of America N.A.	—	08/05/20	ZAR	16.90	USD	1,436	11,515
USD Currency	Bank of America N.A.	—	08/06/20	MXN	24.00	USD	1,191	59,557
NZD Currency	JPMorgan Chase Bank N.A.	—	09/10/20	JPY	68.00	NZD	2,851	23,396
USD Currency	Bank of America N.A.	—	10/09/20	MXN	23.80	USD	1,496	72,531

								830,340

								$1,332,636

CONSOLIDATED SCHEDULE OF INVESTMENTS	33

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc.

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	25	07/17/20	USD	281.00	USD	771	$(71,663)
DR Horton, Inc.	7	08/21/20	USD	65.00	USD	39	(535)
Home Depot, Inc.	6	08/21/20	USD	220.00	USD	150	(20,415)
Humana, Inc.	1	08/21/20	USD	465.00	USD	39	(125)
Invesco QQQ Trust	82	08/21/20	USD	270.00	USD	2,030	(12,218)
Invesco QQQ Trust	52	08/21/20	USD	275.00	USD	1,288	(4,394)
Lennar Corp.	6	08/21/20	USD	72.50	USD	37	(657)
Marvell Technology Group Ltd.	11	08/21/20	USD	35.00	USD	39	(2,469)
Mastercard, Inc.	1	08/21/20	USD	350.00	USD	30	(90)
Northrop Grumman Corp.	1	08/21/20	USD	370.00	USD	31	(105)
ServiceNow, Inc.	1	08/21/20	USD	480.00	USD	41	(500)
Starbucks Corp.	4	08/21/20	USD	92.50	USD	29	(80)
VanEck Vectors Semiconductor ETF	54	08/21/20	USD	170.00	USD	825	(9,693)
eBay, Inc.	8	08/21/20	USD	50.00	USD	42	(3,480)
iShares Russell 2000 ETF	85	08/21/20	USD	155.00	USD	1,217	(18,573)
Capital One Financial Corp.	6	09/18/20	USD	82.50	USD	38	(582)
Charter Communications, Inc.	1	09/18/20	USD	605.00	USD	51	(200)
Citigroup, Inc.	7	09/18/20	USD	60.00	USD	36	(924)
Euro STOXX Banks	344	09/18/20	EUR	80.00	EUR	1,546	(14,010)
Facebook, Inc.	1	09/18/20	USD	275.00	USD	23	(258)
Home Depot, Inc.	1	09/18/20	USD	280.00	USD	25	(313)
Intel Corp.	5	09/18/20	USD	75.00	USD	30	(107)
Invesco QQQ Trust	32	09/18/20	USD	226.00	USD	792	(88,768)
Johnson & Johnson	2	09/18/20	USD	165.00	USD	28	(84)
Morgan Stanley	8	09/18/20	USD	50.00	USD	39	(2,380)
NVIDIA Corp.	1	09/18/20	USD	460.00	USD	38	(797)
PayPal Holdings, Inc.	2	09/18/20	USD	180.00	USD	35	(2,005)
US Bancorp.	10	09/18/20	USD	42.50	USD	37	(1,020)
Uber Technologies, Inc.	9	09/18/20	USD	46.00	USD	28	(292)
UnitedHealth Group, Inc.	1	09/18/20	USD	340.00	USD	29	(281)
Xilinx, Inc.	4	09/18/20	USD	110.00	USD	39	(1,078)
SPDR S&P 500 ETF Trust	25	09/30/20	USD	230.00	USD	771	(200,825)
SPDR S&P 500 ETF Trust	15	09/30/20	USD	253.00	USD	463	(88,763)
Adobe, Inc.	1	10/16/20	USD	470.00	USD	44	(1,822)
Applied Materials, Inc.	6	10/16/20	USD	72.50	USD	36	(888)
SPDR S&P 500 ETF Trust	20	10/16/20	USD	295.00	USD	617	(51,970)
Western Digital Corp.	8	10/16/20	USD	57.50	USD	35	(1,092)

							(603,456)

Put
Financial Select Sector SPDR Fund	167	07/17/20	USD	19.00	USD	386	(668)
SPDR S&P 500 ETF Trust	25	07/17/20	USD	281.00	USD	771	(3,125)
SPDR S&P 500 ETF Trust	102	07/17/20	USD	285.00	USD	3,145	(16,473)
SPDR S&P 500 ETF Trust	102	07/17/20	USD	265.00	USD	3,145	(5,253)
Financial Select Sector SPDR Fund	221	08/21/20	USD	21.00	USD	511	(12,929)
SPDR S&P 500 ETF Trust	68	08/21/20	USD	245.00	USD	2,097	(9,112)
SPDR S&P 500 ETF Trust	42	08/21/20	USD	255.00	USD	1,295	(8,001)
SPDR S&P 500 ETF Trust	20	08/21/20	USD	265.00	USD	617	(5,480)
Stamps.com, Inc.	3	08/21/20	USD	120.00	USD	55	(1,200)
Wayfair, Inc.	4	08/21/20	USD	120.00	USD	79	(920)
iShares Russell 2000 ETF	85	08/21/20	USD	115.00	USD	1,217	(11,178)
Bank of America Corp.	51	09/18/20	USD	20.00	USD	121	(3,723)
Etsy, Inc.	17	09/18/20	USD	60.00	USD	181	(1,657)
SPDR S&P 500 ETF Trust	20	09/18/20	USD	265.00	USD	617	(9,670)
SPDR S&P 500 ETF Trust	60	09/18/20	USD	275.00	USD	1,850	(38,520)
SPDR S&P 500 ETF Trust	25	09/18/20	USD	285.00	USD	771	(21,038)
SPDR S&P Retail ETF Trust	43	09/18/20	USD	37.00	USD	184	(5,181)
SPDR S&P 500 ETF Trust	25	09/30/20	USD	230.00	USD	771	(5,100)
SPDR S&P 500 ETF Trust	15	09/30/20	USD	253.00	USD	463	(5,993)
CHEWY, Inc.	17	10/16/20	USD	35.00	USD	76	(3,655)
SPDR S&P 500 ETF Trust	20	10/16/20	USD	295.00	USD	617	(26,730)
BJ’s Wholesale Club Holdings, Inc.	43	11/20/20	USD	25.00	USD	160	(3,225)

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc.

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
SPDR S&P 500 ETF Trust	60	11/20/20	USD	220.00	USD	1,850	$(19,380)
SPDR S&P 500 ETF Trust	43	12/31/20	USD	250.00	USD	1,326	(36,271)

							(254,482)

							$(857,938)

OTC Barrier Options Written

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
EUR Currency	One-touch	UBS AG	09/10/20	NOK	10.50	NOK	10.50	EUR	11	$(9,021)

Put
NZD Currency	Down-and-in	JPMorgan Chase Bank N.A.	09/10/20	JPY	65.00	JPY	63.50	NZD	3,564	(11,716)

										$(20,737)

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
2-Year Interest Rate Swap, 08/15/22	0.88%	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Bank of America N.A.	08/13/20	0.88%	USD	21,242	$(284,329)
10-Year Interest Rate Swap, 09/12/30	0.68	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Morgan Stanley & Co. International PLC	09/10/20	0.68	USD	783	(9,845)
10-Year Interest Rate Swap, 09/25/30	0.66	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	JPMorgan Chase Bank N.A.	09/23/20	0.66	USD	1,243	(15,874)
10-Year Interest Rate Swap, 09/27/30	0.76	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Deutsche Bank AG	09/25/20	0.76	USD	994	(18,668)
30-Year Interest Rate Swap, 10/23/50	0.69	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Morgan Stanley & Co. International PLC	10/21/20	0.69	USD	4,524	(111,565)
30-Year Interest Rate Swap, 12/20/50	0.60	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Goldman Sachs International	12/18/20	0.60	USD	7,691	(204,876)
30-Year Interest Rate Swap, 06/06/51	0.50	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	JPMorgan Chase Bank N.A.	06/04/21	0.50	USD	6,264	(220,804)
30-Year Interest Rate Swap, 06/13/51	0.50	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	BNP Paribas S.A.	06/11/21	0.50	USD	2,043	(72,927)
5-Year Interest Rate Swap, 04/10/27	(0.02)	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	Barclays Bank PLC	04/08/22	(0.02)	EUR	10,850	(227,951)
5-Year Interest Rate Swap, 04/21/27	(0.13)	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	Barclays Bank PLC	04/19/22	(0.13)	EUR	7,160	(120,564)
5-Year Interest Rate Swap, 04/21/27	(0.15)	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	Barclays Bank PLC	04/19/22	(0.15)	EUR	2,861	(45,985)

										(1,333,388)

Put
2-Year Interest Rate Swap, 08/15/22	3-Month LIBOR, 0.30%	Quarterly	1.88%	Semi-Annual	Bank of America N.A.	08/13/20	1.88	USD	21,242	—
10-Year Interest Rate Swap, 08/21/30	3-Month LIBOR, 0.30%	Quarterly	0.88	Semi-Annual	Goldman Sachs International	08/19/20	0.88	USD	19,172	(44,922)
10-Year Interest Rate Swap, 09/12/30	3-Month LIBOR, 0.30%	Quarterly	0.68	Semi-Annual	Morgan Stanley & Co. International PLC	09/10/20	0.68	USD	783	(8,219)
10-Year Interest Rate Swap, 09/25/30	3-Month LIBOR, 0.30%	Quarterly	0.66	Semi-Annual	JPMorgan Chase Bank N.A.	09/23/20	0.66	USD	1,243	(15,408)
10-Year Interest Rate Swap, 09/27/30	3-Month LIBOR, 0.30%,	Quarterly	0.76	Semi-Annual	Deutsche Bank AG	09/25/20	0.76	USD	994	(8,191)
2-Year Interest Rate Swap, 10/07/22	3-Month LIBOR, 0.30%	Quarterly	3.55	Semi-Annual	Bank of America N.A.	10/05/20	3.55	USD	20,809	—

CONSOLIDATED SCHEDULE OF INVESTMENTS	35

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc.

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put
2-Year Interest Rate Swap, 10/15/22	3-Month LIBOR, 0.30%	Quarterly	3.75%	Semi-Annual	Bank of America N.A.	10/13/20	3.75%	USD	36,833	$—
30-Year Interest Rate Swap, 10/23/50	3-Month LIBOR, 0.30%	Quarterly	1.19	Semi-Annual	Morgan Stanley & Co. International PLC	10/21/20	1.19	USD	4,524	(99,483)
30-Year Interest Rate Swap, 12/20/50	3-Month LIBOR, 0.30%	Quarterly	1.20	Semi-Annual	Goldman Sachs International	12/18/20	1.20	USD	7,691	(237,519)
10-Year Interest Rate Swap, 02/13/32	3-Month LIBOR, 0.30%	Quarterly	2.00	Semi-Annual	JPMorgan Chase Bank N.A.	02/11/22	2.00	USD	8,100	(39,726)
5-Year Interest Rate Swap, 04/10/27	6-Month EURIBOR, (0.31)%	Semi-Annual	(0.02)	Annual	Barclays Bank PLC	04/08/22	(0.02)	EUR	10,850	(75,641)
5-Year Interest Rate Swap, 04/21/27	6-Month EURIBOR, (0.31)%	Semi-Annual	(0.13)	Annual	Barclays Bank PLC	04/19/22	(0.13)	EUR	7,160	(65,273)
5-Year Interest Rate Swap, 04/21/27	6-Month EURIBOR, (0.31)%	Semi-Annual	(0.15)	Annual	Barclays Bank PLC	04/19/22	(0.15)	EUR	2,861	(27,349)

										(621,731)

										$(1,955,119)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	BNP Paribas S.A.	—	07/02/20	BRL	5.35	USD	1,518	$(30,081)
USD Currency	Bank of America N.A.	—	07/02/20	KRW	1,240.00	USD	2,125	(2)
AUD Currency	JPMorgan Chase Bank N.A.	—	07/09/20	JPY	71.00	AUD	922	(29,967)
USD Currency	Bank of America N.A.	—	07/09/20	MXN	25.00	USD	449	(299)
USD Currency	Bank of America N.A.	—	07/15/20	CLP	855.00	USD	1,500	(4,939)
EUR Currency	BNP Paribas S.A.	—	07/16/20	USD	1.16	EUR	9,544	(4,257)
Western Digital Corp.	Bank of America N.A.	1,750	07/17/20	USD	47.50	USD	77	(1,374)
USD Currency	Citibank N.A.	—	07/23/20	ZAR	19.00	USD	1,214	(1,777)
USD Currency	Citibank N.A.	—	07/23/20	ZAR	18.00	USD	2,428	(15,165)
USD Currency	HSBC Bank USA N.A.	—	07/27/20	MXN	24.00	USD	1,952	(16,545)
EUR Currency	Bank of America N.A.	—	07/30/20	USD	1.15	EUR	2,294	(4,593)
USD Currency	Bank of America N.A.	—	08/06/20	MXN	25.50	USD	447	(1,678)
USD Currency	Bank of America N.A.	—	08/24/20	TWD	30.25	USD	770	(575)
EUR Currency	Bank of America N.A.	—	08/31/20	USD	1.11	EUR	880	(17,861)
EUR Currency	Bank of America N.A.	—	08/31/20	USD	1.19	EUR	880	(634)
EUR Currency	Citibank N.A.	—	08/31/20	USD	1.16	EUR	880	(2,370)
EUR Currency	Bank of America N.A.	—	09/02/20	USD	1.17	EUR	2,110	(4,326)
EUR Currency	BNP Paribas S.A.	—	09/04/20	USD	1.18	EUR	880	(1,552)
EUR Currency	JPMorgan Chase Bank N.A.	—	09/17/20	USD	1.16	EUR	6,363	(32,884)
Apple, Inc.	Morgan Stanley & Co. International PLC	2,500	09/18/20	USD	370.00	USD	912	(47,168)
STMicroelectronics NV	Morgan Stanley & Co. International PLC	20	09/18/20	EUR	29.00	EUR	48	(1,034)
EUR Currency	Bank of America N.A.	—	09/25/20	USD	1.16	EUR	7,523	(43,644)

								(262,725)

Put
USD Currency	Citibank N.A.	—	07/02/20	RUB	75.00	USD	6,000	(315,930)
USD Currency	Bank of America N.A.	—	07/15/20	CLP	795.00	USD	1,500	(3,910)
USD Currency	JPMorgan Chase Bank N.A.	—	07/16/20	KRW	1,185.00	USD	3,832	(7,948)
USD Currency	Morgan Stanley & Co. International PLC	—	07/20/20	BRL	4.95	USD	1,922	(4,061)
EUR Currency	Bank of America N.A.	—	07/23/20	USD	1.12	EUR	846	(3,445)
USD Currency	Citibank N.A.	—	07/23/20	ZAR	17.00	USD	1,214	(7,886)
USD Currency	Bank of America N.A.	—	08/06/20	MXN	23.00	USD	1,191	(25,234)
USD Currency	Bank of America N.A.	—	08/07/20	TRY	6.60	USD	1,033	(1,105)
USD Currency	JPMorgan Chase Bank N.A.	—	08/07/20	TWD	29.25	USD	1,191	(7,318)
USD Currency	Bank of America N.A.	—	10/09/20	MXN	22.80	USD	2,393	(56,664)

								(433,501)

								$(696,226)

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc.

OTC Credit Default Swaptions Written

Description	Paid by the Fund			Received by the Fund		Counterparty	Expiration Date	Credit Rating (a)	Exercise Price		Notional Amount (000) (b)		Value
	Rate		Frequency	Rate	Frequency
Call
Buy Protection on 5-Year Credit Default Swap , 08/21/25	USD	70	Quarterly	3-Month LIBOR, 0.30%	Quarterly	Morgan Stanley & Co. International PLC	08/19/20	B+	USD	70.00	USD	3,145	$(5,969)

Put
Sold Protection on 5-Year Credit Default Swap , 08/21/25	USD	95	Quarterly	3-Month LIBOR, 0.30%	Quarterly	Morgan Stanley & Co. International PLC	08/19/20	B+	USD	95.00	USD	1,572	(3,296)

													$(9,265)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Markit CDX North America IG, Series 34, Version 1	1.00%	Quarterly	06/20/25	USD	183	$(2,185)	$(2,214)	$29
Markit iTraxx Europe, Series 33, Version 1	1.00	Quarterly	06/20/25	EUR	2.370	(45,267)	11,183	(56,450)

						$(47,452)	$8,969	$(56,421)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Markit iTraxx Finsr, Series 28, Version 1	1.00%	Quarterly	12/20/22	CC+	EUR	1,318	$22,018	$10,824	$11,194
Markit CDX North America IG, Series 30, Version 1	1.00	Quarterly	06/20/23	B-	USD	830	6,135	7,512	(1,377)
Markit iTraxx Finsr, Series 29, Version 1	1.00	Quarterly	06/20/23	CCC	EUR	1,020	18,000	13,148	4,852
Markit CDX North America High Yield Index, Series 32, Version 1	5.00	Quarterly	06/20/24	B-	USD	1,624	5,817	93,799	(87,982)
Markit CDX North America High Yield Index, Series 34, Version 6	5.00	Quarterly	06/20/25	B+	USD	5,140	(29,028)	(349,103)	320,075
Markit iTraxx XO, Series 33, Version 1	5.00	Quarterly	06/20/25	B+	EUR	1,452	87,303	15,676	71,627

							$110,245	$(208,144)	$318,389

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6-Month CAD BA, 0.78%	Semi-Annual	1.91%	Semi-Annual	N/A	07/09/21	CAD	9,280	$110,833	$72	$110,761
6-Month CAD BA, 0.78%	Semi-Annual	1.91	Semi-Annual	N/A	07/09/21	CAD	720	8,579	5	8,574
2.46%	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A	07/25/21	USD	19,070	(607,259)	172	(607,431)
2.18	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A	08/01/21	USD	29,547	(838,865)	272	(839,137)
2.34	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A	08/02/21	USD	38,983	(1,215,565)	358	(1,215,923)
2.20	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A	08/09/21	USD	29,591	(867,280)	277	(867,557)
2.16	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A	08/12/21	USD	17,394	(502,098)	164	(502,262)

CONSOLIDATED SCHEDULE OF INVESTMENTS	37

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc.

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.16%	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		10/03/21	USD	500	$(5,351)	$2	$(5,353)
6-Month CHF LIBOR, (0.63)%	Semi-Annual	(0.62)	Annual	01/07/21	(a)	01/07/22	CHF	3,318	916	59	857
6-Month CHF LIBOR, (0.63)%	Semi-Annual	(0.62)	Annual	01/08/21	(a)	01/08/22	CHF	5,276	1,454	94	1,360
6-Month CHF LIBOR, (0.63)%	Semi-Annual	(0.60)	Annual	01/15/21	(a)	01/15/22	CHF	1,666	857	30	827
3-Month LIBOR, 0.30%	Quarterly	2.07	Semi-Annual	N/A		02/28/22	USD	11,100	412,410	82	412,328
3-Month LIBOR, 0.30%	Quarterly	1.21	Semi-Annual	N/A		03/27/22	USD	15,648	317,571	230	317,341
1.06	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		03/27/22	USD	53,900	(931,741)	793	(932,534)
6-Month CHF LIBOR, (0.63)%	Semi-Annual	(0.64)	Annual	04/06/21	(a)	04/06/22	CHF	7,550	198	134	64
1.90	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		04/29/22	USD	17,926	(574,592)	275	(574,867)
3-Month LIBOR, 0.30%	Quarterly	2.16	Semi-Annual	N/A		09/29/22	USD	1,860	91,484	—	91,484
3-Month LIBOR, 0.30%	Quarterly	2.12	Semi-Annual	N/A		10/30/22	USD	3,500	162,213	(2,304)	164,517
2.02	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		10/30/22	USD	2,000	(87,682)	3,426	(91,108)
3-Month LIBOR, 0.30%	Quarterly	2.26	Semi-Annual	N/A		12/14/22	USD	1,735	88,241	16	88,225
6-Month EURIBOR, (0.31)%	Annual	(0.47)	Annual	04/05/22	(a)	04/05/23	EUR	15,800	15,241	(215)	15,456
6-Month CHF LIBOR, (0.63)%	Semi-Annual	(0.66)	Annual	05/09/22	(a)	05/09/23	CHF	1,758	(1,458)	31	(1,489)
6-Month EURIBOR, (0.31)%	Semi-Annual	(0.58)	Quarterly	05/10/22	(a)	05/10/23	EUR	1,396	(542)	(530)	(12)
6-Month CHF LIBOR, (0.63)%	Semi-Annual	(0.69)	Annual	05/16/22	(a)	05/16/23	CHF	2,373	(2,708)	42	(2,750)
6-Month CHF LIBOR, (0.63)%	Semi-Annual	(0.68)	Annual	05/18/22	(a)	05/18/23	CHF	2,421	(2,652)	43	(2,695)
6-Month CHF LIBOR, (0.63)%	Semi-Annual	(0.68)	Annual	05/23/22	(a)	05/23/23	CHF	2,757	(3,040)	49	(3,089)
6-Month EURIBOR, (0.31)%	Semi-Annual	(0.51)	Annual	05/24/22	(a)	05/24/23	EUR	6,760	3,365	409	2,956
6-Month EURIBOR, (0.31)%	Semi-Annual	(0.47)	Annual	06/03/22	(a)	06/03/23	EUR	4,750	4,341	29	4,312
6-Month EURIBOR, (0.31)%	Semi-Annual	(0.50)	Annual	06/03/22	(a)	06/03/23	EUR	2,380	1,455	(1)	1,456
6-Month CHF LIBOR, (0.63)%	Semi-Annual	(0.62)	Annual	06/07/22	(a)	06/07/23	CHF	2,729	(1,265)	49	(1,314)
6-Month CHF LIBOR, (0.63)%	Semi-Annual	(0.62)	Annual	06/07/22	(a)	06/07/23	CHF	2,771	(1,470)	50	(1,520)
6-Month EURIBOR, (0.31)%	Semi-Annual	(0.45)	Annual	06/07/22	(a)	06/07/23	EUR	2,390	2,718	(208)	2,926
6-Month EURIBOR, (0.31)%	Semi-Annual	(0.46)	Annual	06/07/22	(a)	06/07/23	EUR	2,660	2,785	(180)	2,965
6-Month CHF LIBOR, (0.63)%	Semi-Annual	(0.58)	Annual	06/09/22	(a)	06/09/23	CHF	2,771	(177)	50	(227)
3.00	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		10/25/23	USD	3,313	(312,839)	41	(312,880)
3.13	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		11/16/23	USD	9,596	(964,423)	121	(964,544)
3-Month LIBOR, 0.30%	Quarterly	3.09	Semi-Annual	N/A		11/27/23	USD	3,756	372,925	48	372,877
3-Month LIBOR, 0.30%	Quarterly	1.86	Semi-Annual	N/A		11/30/23	USD	21,500	1,211,905	320	1,211,585
3-Month LIBOR, 0.30%	Quarterly	3.08	Semi-Annual	N/A		12/04/23	USD	2,986	295,748	38	295,710
3-Month LIBOR, 0.30%	Quarterly	3.06	Semi-Annual	N/A		12/20/23	USD	18,445	1,812,136	239	1,811,897
3-Month LIBOR, 0.30%	Quarterly	3.05	Semi-Annual	N/A		12/28/23	USD	14,605	1,430,824	190	1,430,634
1-Month MXIBOR, 5.28%	Semi-Annual	6.00	Annual	N/A		03/29/24	MXN	85,000	177,319	59	177,260
3-Month BBR, 0.74%	Quarterly	0.41	Quarterly	05/16/22	(a)	05/16/24	AUD	1,517	424	19	405
3-Month BBR, 0.74%	Quarterly	0.43	Quarterly	05/16/22	(a)	05/16/24	AUD	1,459	768	18	750
3-Month BBR, 0.74%	Quarterly	0.43	Quarterly	05/16/22	(a)	05/16/24	AUD	1,437	806	18	788
3-Month BBR, 0.74%	Quarterly	0.44	Quarterly	05/16/22	(a)	05/16/24	AUD	5,725	3,409	72	3,337
3-Month BBR, 0.74%	Quarterly	0.44	Quarterly	05/16/22	(a)	05/16/24	AUD	1,424	897	18	879
3-Month BBR, 0.74%	Quarterly	0.44	Quarterly	05/16/22	(a)	05/16/24	AUD	1,454	965	18	947
3-Month BBR, 0.74%	Quarterly	0.44	Quarterly	05/16/22	(a)	05/16/24	AUD	1,434	1,002	18	984
0.53	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	06/06/22	(a)	06/06/24	USD	12,667	(55,931)	213	(56,144)
3-Month LIBOR, 0.30%	Quarterly	1.72	Semi-Annual	N/A		06/27/24	USD	7,468	433,242	109	433,133
3-Month LIBOR, 0.30%	Quarterly	1.76	Semi-Annual	N/A		07/02/24	USD	798	51,761	12	51,749
3-Month LIBOR, 0.30%	Quarterly	1.72	Semi-Annual	N/A		07/05/24	USD	2,320	146,649	34	146,615
3-Month LIBOR, 0.30%	Quarterly	1.72	Semi-Annual	N/A		07/05/24	USD	780	49,287	11	49,276
3-Month LIBOR, 0.30%	Quarterly	2.64	Semi-Annual	N/A		07/26/24	USD	5,230	551,689	77	551,612
2.34	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		07/26/24	USD	19,050	(1,752,398)	283	(1,752,681)
3-Month LIBOR, 0.30%	Quarterly	2.31	Semi-Annual	N/A		08/09/24	USD	3,995	367,403	60	367,343
3-Month LIBOR, 0.30%	Quarterly	2.30	Semi-Annual	N/A		08/09/24	USD	2,397	218,824	36	218,788
2.16	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		08/09/24	USD	12,872	(1,096,921)	193	(1,097,114)
2.15	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		08/09/24	USD	7,694	(650,473)	115	(650,588)
3-Month LIBOR, 0.30%	Quarterly	2.28	Semi-Annual	N/A		08/12/24	USD	2,349	212,469	35	212,434
2.13	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		08/12/24	USD	7,136	(597,274)	107	(597,381)
1-Month MXIBOR, 5.28%	Semi-Annual	6.67	Annual	N/A		08/12/24	MXN	28,395	93,607	23	93,584
1-Month MXIBOR, 5.28%	Semi-Annual	6.72	Annual	N/A		08/13/24	MXN	24,432	82,377	19	82,358
1.51	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		08/28/24	USD	19,731	(1,107,707)	299	(1,108,006)
1.52	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		09/12/24	USD	2,775	(157,421)	43	(157,464)
3-Month LIBOR, 0.30%	Quarterly	2.26	Semi-Annual	N/A		10/25/24	USD	10,653	927,822	168	927,654
1-Month MXIBOR, 5.28%	Semi-Annual	6.59	Annual	N/A		11/08/24	MXN	17,860	58,236	14	58,222

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc.

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.56%	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		11/08/24	USD	10,807	$(612,384)	$172	$(612,556)
3-Month LIBOR, 0.30%	Quarterly	1.28	Semi-Annual	N/A		11/29/24	USD	5,130	228,349	82	228,267
1.53	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		12/02/24	USD	10,260	(572,160)	165	(572,325)
6-Month SIBOR, 0.72%	Semi-Annual	0.80	Semi-Annual	03/16/22	(a)	03/16/25	SGD	900	3,486	11	3,475
1-Month MXIBOR, 5.28%	Semi-Annual	5.50	Annual	N/A		04/30/25	MXN	92,000	121,640	67	121,573
1-Month MXIBOR, 5.28%	Semi-Annual	5.20	Annual	N/A		05/02/25	MXN	78,556	58,454	57	58,397
3-Month LIBOR, 0.30%	Quarterly	2.49	Semi-Annual	N/A		09/30/25	USD	18,750	2,231,161	291	2,230,870
1.71	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		05/05/26	USD	92	(7,257)	1	(7,258)
1.70	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		05/05/26	USD	6,150	(483,258)	29	(483,287)
1.73	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		05/25/26	USD	290	(23,277)	—	(23,277)
1.74	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		05/25/26	USD	210	(17,000)	—	(17,000)
1.72	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		05/25/26	USD	220	(17,563)	3	(17,566)
1.73	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		05/26/26	USD	740	(59,683)	9	(59,692)
1.76	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		11/10/26	USD	1,363	(118,468)	18	(118,486)
1.74	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		11/16/26	USD	6,380	(546,449)	15,807	(562,256)
2.37	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		12/15/26	USD	920	(116,213)	—	(116,213)
1.80	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		01/30/27	USD	2,520	(241,123)	20,663	(261,786)
1.80	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		01/31/27	USD	2,600	(248,906)	19,180	(268,086)
2.31	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		07/28/27	USD	2,570	(354,497)	39	(354,536)
2.39	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		10/31/27	USD	1,300	(184,249)	3,509	(187,758)
3.06	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		11/15/27	USD	5,500	(1,057,812)	88	(1,057,900)
2.28	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		12/08/27	USD	2,354	(315,150)	37	(315,187)
3.09	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		04/27/28	USD	540	(109,959)	9	(109,968)
3.05	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		04/30/28	USD	2,235	(449,194)	36	(449,230)
3.07	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		06/14/28	USD	2,140	(432,960)	35	(432,995)
3.05	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		06/18/28	USD	1,410	(284,180)	(9,046)	(275,134)
2.94	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		07/17/28	USD	4,726	(962,986)	81	(963,067)
3-Month LIBOR, 0.30%	Quarterly	3.08	Semi-Annual	N/A		09/04/28	USD	1,600	346,338	28	346,310
3-Month LIBOR, 0.30%	Quarterly	3.06	Semi-Annual	N/A		09/05/28	USD	1,560	334,934	27	334,907
3-Month LIBOR, 0.30%	Quarterly	3.10	Semi-Annual	N/A		09/06/28	USD	1,641	357,903	28	357,875
3-Month LIBOR, 0.30%	Quarterly	3.10	Semi-Annual	N/A		09/06/28	USD	1,638	356,557	28	356,529
3-Month LIBOR, 0.30%	Quarterly	3.17	Semi-Annual	N/A		11/20/28	USD	1,155	255,233	21	255,212
3.08	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		12/19/28	USD	6,410	(1,364,617)	115	(1,364,732)
3.28	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		01/04/29	USD	2,420	(587,053)	44	(587,097)
3-Month LIBOR, 0.30%	Quarterly	3.13	Semi-Annual	N/A		01/04/29	USD	8,275	1,896,486	146	1,896,340
2.80	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		01/11/29	USD	1,320	(263,059)	23	(263,082)
3.04	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		02/16/29	USD	1,435	(319,150)	26	(319,176)
2.82	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		02/21/29	USD	7,650	(1,550,112)	137	(1,550,249)
2.85	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		02/21/29	USD	2,640	(543,198)	47	(543,245)
3-Month LIBOR, 0.30%	Quarterly	2.72	Semi-Annual	N/A		02/21/29	USD	10,900	2,111,255	195	2,111,060
3-Month LIBOR, 0.30%	Quarterly	2.75	Semi-Annual	N/A		02/21/29	USD	9,350	1,840,274	167	1,840,107
3-Month LIBOR, 0.30%	Quarterly	2.70	Semi-Annual	N/A		03/13/29	USD	3,843	738,115	69	738,046
3-Month LIBOR, 0.30%	Quarterly	2.61	Semi-Annual	N/A		04/10/29	USD	3,843	691,355	70	691,285
3-Month LIBOR, 0.30%	Quarterly	2.30	Semi-Annual	N/A		05/28/29	USD	2,454	376,276	45	376,231
2.21	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		06/26/29	USD	8,155	(1,184,252)	152	(1,184,404)
3-Month LIBOR, 0.30%	Quarterly	1.96	Semi-Annual	N/A		06/27/29	USD	2,645	323,675	49	323,626
3-Month LIBOR, 0.30%	Quarterly	1.99	Semi-Annual	N/A		06/28/29	USD	1,654	207,460	31	207,429
3-Month LIBOR, 0.30%	Quarterly	1.97	Semi-Annual	N/A		07/02/29	USD	868	112,633	16	112,617
3-Month LIBOR, 0.30%	Quarterly	2.59	Semi-Annual	N/A		07/25/29	USD	8,590	1,620,911	162	1,620,749
3-Month LIBOR, 0.30%	Quarterly	2.73	Semi-Annual	N/A		08/02/29	USD	4,473	907,424	83	907,341
2.01	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		09/06/29	USD	2,958	(398,964)	56	(399,020)
2.02	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		09/09/29	USD	2,958	(400,201)	56	(400,257)
1.76	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		09/27/29	USD	2,536	(281,219)	48	(281,267)
1.79	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		09/30/29	USD	1,560	(177,194)	30	(177,224)
1.78	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		10/02/29	USD	3,104	(338,183)	59	(338,242)
2.34	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		10/25/29	USD	10,653	(1,727,784)	206	(1,727,990)
3-Month LIBOR, 0.30%	Quarterly	1.75	Semi-Annual	N/A		11/08/29	USD	2,360	254,151	46	254,105
3-Month LIBOR, 0.30%	Quarterly	1.29	Semi-Annual	N/A		03/27/30	USD	2,813	189,574	58	189,516
1.09	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		03/27/30	USD	12,183	(579,981)	250	(580,231)
1-Month MXIBOR, 5.28%	Semi-Annual	5.99	Annual	N/A		05/02/30	MXN	21,003	24,510	18	24,492
1-Month MXIBOR, 5.28%	Semi-Annual	6.03	Annual	N/A		05/02/30	MXN	21,003	27,443	18	27,425

CONSOLIDATED SCHEDULE OF INVESTMENTS	39

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc.

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-Month MXIBOR, 5.28%	Semi-Annual	6.03%	Annual	N/A		05/03/30	MXN	18,778	$24,245	$16	$24,229
1-Month MXIBOR, 5.28%	Semi-Annual	5.96	Annual	N/A		05/06/30	MXN	15,164	16,008	13	15,995
0.69	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		06/23/30	USD	3,151	(16,544)	65	(16,609)
3-Month LIBOR, 0.30%	Quarterly	2.92	Semi-Annual	N/A		05/15/44	USD	3,150	1,425,988	76	1,425,912
2.62	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		05/11/47	USD	1,724	(735,042)	—	(735,042)
3-Month LIBOR, 0.30%	Quarterly	3.12	Semi-Annual	N/A		04/27/48	USD	870	494,303	21	494,282
3-Month LIBOR, 0.30%	Quarterly	3.18	Semi-Annual	N/A		05/18/48	USD	770	449,158	19	449,139
3-Month LIBOR, 0.30%	Quarterly	2.98	Semi-Annual	N/A		07/13/48	USD	3,035	1,672,585	80	1,672,505
3-Month LIBOR, 0.30%	Quarterly	3.27	Semi-Annual	N/A		11/20/48	USD	575	354,977	15	354,962
6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.27	Semi-Annual	N/A		09/19/49	JPY	265,000	(22,743)	79	(22,822)
0.38	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	N/A		01/10/50	JPY	20,000	(4,108)	6	(4,114)
0.40	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	N/A		01/10/50	JPY	20,000	(5,282)	6	(5,288)
0.92	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		05/26/50	USD	2,262	1,765	62	1,703
0.89	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	N/A		07/02/50	USD	2,377	22,515	66	22,449
1.04	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	07/16/20	(a)	07/16/50	USD	619	(19,639)	17	(19,656)
1.15	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	06/08/21	(a)	06/08/51	USD	1,566	(90,645)	43	(90,688)
1.18	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	06/15/21	(a)	06/15/51	USD	511	(33,244)	14	(33,258)

									$(391,778)	$61,358	$(453,136)

(a)	Forward Swap.

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate/Reference	Frequency	Rate/Reference	Frequency
3.41%	At Termination	UK Retail Price Index All Items Monthly	At Termination	12/15/24	GBP	110	$(3,905)	$5	$(3,910)
3.45	At Termination	UK Retail Price Index All Items Monthly	At Termination	12/15/24	GBP	545	(20,892)	26	(20,918)
3.51	At Termination	UK Retail Price Index All Items Monthly	At Termination	12/15/24	GBP	550	(23,332)	26	(23,358)
3.35	At Termination	UK Retail Price Index All Items Monthly	At Termination	01/05/25	GBP	270	(8,462)	13	(8,475)
3.30	At Termination	UK Retail Price Index All Items Monthly	At Termination	02/15/25	GBP	620	(14,737)	29	(14,766)
3.17	At Termination	UK Retail Price Index All Items Monthly	At Termination	04/15/25	GBP	1,710	(20,189)	81	(20,270)
3.14	At Termination	UK Retail Price Index All Items Monthly	At Termination	05/15/25	GBP	320	(2,752)	14	(2,766)
1.92	At Termination	US CPI Urban Consumers NAS	At Termination	12/12/29	USD	115	(5,769)	5	(5,774)
UK Retail Price Index All Items Monthly	At Termination	3.51%	At Termination	12/15/29	GBP	110	4,437	6	4,431
UK Retail Price Index All Items Monthly	At Termination	3.53	At Termination	12/15/29	GBP	545	23,813	29	23,784
UK Retail Price Index All Items Monthly	At Termination	3.58	At Termination	12/15/29	GBP	550	28,655	30	28,625
UK Retail Price Index All Items Monthly	At Termination	3.48	At Termination	01/15/30	GBP	270	9,593	14	9,579
UK Retail Price Index All Items Monthly	At Termination	3.41	At Termination	02/15/30	GBP	620	11,510	33	11,477
1.66	At Termination	US CPI Urban Consumers NAS	At Termination	03/03/30	USD	660	(15,853)	27	(15,880)
1.27	At Termination	US CPI Urban Consumers NAS	At Termination	04/07/30	USD	570	10,617	23	10,594
UK Retail Price Index All Items Monthly	At Termination	3.34	At Termination	04/15/30	GBP	1,710	7,913	86	7,827
UK Retail Price Index All Items Monthly	At Termination	3.34	At Termination	05/15/30	GBP	320	973	16	957

							$(18,380)	$463	$(18,843)

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Hess Corp.	1.00%	Quarterly	BNP Paribas S.A.	06/20/24	USD	150	$1,234	$(835)	$2,069
Federal Republic of Brazil	1.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/25	USD	694	49,466	87,474	(38,008)
Federal Republic of Brazil	1.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/25	USD	850	60,550	119,145	(58,595)
Federal Republic of Brazil	1.00	Quarterly	Bank of America N.A.	06/20/25	USD	987	70,332	101,025	(30,693)
Republic of Chile	1.00	Quarterly	Citibank N.A.	06/20/25	USD	543	(3,735)	17,037	(20,772)
Republic of Chile	1.00	Quarterly	Bank of America N.A.	06/20/25	USD	307	(2,113)	7,979	(10,092)
Republic of Philippines	1.00	Quarterly	Citibank N.A.	06/20/25	USD	1,723	(29,014)	58,279	(87,293)
Republic of Philippines	1.00	Quarterly	Citibank N.A.	06/20/25	USD	2,223	(37,443)	15,809	(53,252)
Republic of South Aftrica	1.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/25	USD	2,750	257,295	370,047	(112,752)
Republic of South Aftrica	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/25	USD	2,638	246,802	410,411	(163,609)
Republic of South Aftrica	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	1,091	102,046	87,109	14,937
Republic of South Aftrica	1.00	Quarterly	Barclays Bank PLC	06/20/25	USD	617	57,735	52,419	5,316
Republic of South Aftrica	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	1,049	98,140	92,227	5,913
Republic of South Aftrica	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	772	72,240	67,232	5,008
United Mexican States	1.00	Quarterly	Bank of America N.A.	06/20/25	USD	967	26,133	78,757	(52,624)
United Mexican States	1.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/25	USD	1,625	43,914	134,092	(90,178)

							$1,013,582	$1,698,207	$(684,625)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Markit CMBX North America, Series 9	3.00%	Monthly	Deutsche Bank AG	09/17/58	NR	USD	1,350	$(261,773)	$(137,197)	$(124,576)
Markit CMBX North America, Series 9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	265	(51,384)	(1,085)	(50,299)
Markit CMBX North America, Series 9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	190	(36,843)	(589)	(36,254)
Markit CMBX North America, Series 9	3.00	Monthly	Goldman Sachs International	09/17/58	NR	USD	70	(13,573)	(356)	(13,217)
Markit CMBX North America, Series 9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	70	(13,574)	(356)	(13,218)

								$(377,147)	$(139,583)	$(237,564)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month KLIBOR, 2.28%,	Quarterly	2.18%	Quarterly	BNP Paribas S.A.	12/16/20	(a)	12/16/22	MYR	5,540	$5,277	$—	$5,277
3-Month KLIBOR, 2.28%,	Quarterly	2.19	Quarterly	BNP Paribas S.A.	12/16/20	(a)	12/16/22	MYR	5,540	5,527	—	5,527
1-Day BZDIOVER, 0.01%,	Semi-Annual	5.13	Annual	JPMorgan Chase Bank N.A.	N/A		01/02/23	BRL	6,048	36,246	—	36,246
6-Month THBFIX, 0.44%	Semi-Annual	0.66	Semi-Annual	Bank of America N.A.	09/16/20	(a)	09/16/25	THB	7,460	(1,441)	—	(1,441)
6-Month THBFIX, 0.44%	Semi-Annual	1.00	Semi-Annual	Bank of America N.A.	09/16/20	(a)	09/16/25	THB	5,330	1,831	—	1,831
1-Day BZDIOVER, 0.01%,	Semi-Annual	7.44	Annual	Citibank N.A.	N/A		01/04/27	BRL	15,391	232,057	—	232,057

										$279,497	$—	$279,497

(a)	Forward Swap.

CONSOLIDATED SCHEDULE OF INVESTMENTS	41

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc.

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$226,447	$(363,801)	$30,307,241	$(30,517,252)	$—
OTC Swaps	1,699,042	(140,418)	314,181	(956,873)	—
Options Written	N/A	N/A	1,146,760	(1,115,376)	(3,539,285)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$74,796	$—	$840,412	$—	$915,208
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,778,633	—	—	1,778,633
Options purchased
Investments at value — unaffiliated(b)	—	—	2,189,154	1,281,375	1,581,522		5,052,051
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	407,777	—	—	29,802,190	97,274	30,307,241
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	1,732,285	—	—	280,938	—	2,013,223

	$—	$2,140,062	$2,263,950	$3,060,008	$32,505,062	$97,274	$40,066,356

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$358,928	$—	$1,468,708	$—	$1,827,636
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,158,490	—	—	1,158,490
Options written
Options written at value	—	9,265	907,514	667,387	1,955,119	—	3,539,285
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	145,809	—	—	30,255,326	116,117	30,517,252
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	1,095,850	—	—	1,441	—	1,097,291

	$—	$1,250,924	$1,266,442	$1,825,877	$33,680,594	$116,117	$38,139,954

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the six months ended June 30, 2020 the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,860,900	$—	$2,891,532	$—	$4,752,432
Forward foreign currency exchange contracts	—	—	—	(1,434,618)	—	—	(1,434,618)
Options purchased(a)	—	—	(487,536)	(82,791)	(362,441)	—	(932,768)
Options written	—	—	583,064	712,186	293,733	—	1,588,983
Swaps	—	2,222,784	—	—	2,658,690	(21,074)	4,860,400

	$—	$2,222,784	$1,956,428	$(805,223)	$5,481,514	$(21,074)	$8,834,429

(a)	Options purchased are included in net realized gain (loss) from investments.

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc.

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(295,467)	$—	$(447,580)	$—	$(743,047)
Forward foreign currency exchange contracts	—	—	—	492,680	—	—	492,680
Options purchased(a)	—	—	546,082	327,961	301,029	—	1,175,072
Options written	—	3,117	(4,155)	(366,180)	(116,009)	—	(483,227)
Swaps	—	18,846	—	—	(3,175,050)	(40,827)	(3,197,031)

	$—	$21,963	$246,460	$454,461	$(3,437,610)	$(40,827)	$(2,755,553)

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$157,803,650
Average notional value of contracts — short	188,169,981
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	159,291,701
Average amounts sold — in USD	110,052,305
Options:
Average value of option contracts purchased	2,742,003
Average value of option contracts written	1,794,476
Average notional value of swaption contracts purchased	32,617,139
Average notional value of swaption contracts written	197,793,575
Credit default swaps:
Average notional value — buy protection	25,191,785
Average notional value — sell protection	10,440,467
Interest rate swaps:
Average notional value — pays fixed rate	428,376,099
Average notional value — receives fixed rate	363,788,120
Inflation swaps:
Average notional value — pays fixed rate	5,293,613
Average notional value — receives fixed rate	3,956,113

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$130,019		$405,342
Swaps — Centrally cleared	447,503		—
Forward foreign currency exchange contracts	1,778,633		1,158,490
Options	5,052,051	(a)	3,539,285
Swaps — OTC(b)	2,013,223		1,097,291

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$9,421,429		$6,200,408

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,599,033)		(1,263,280)

Total derivative assets and liabilities subject to an MNA	$6,822,396		$4,937,128

(a)

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

CONSOLIDATED SCHEDULE OF INVESTMENTS	43

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc.

Derivative Financial Instruments — Offsetting as of Period End (continued)

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
Australia and New Zealand Bank Group	$160,268	$—	$—	$—	$160,268
Bank of America N.A.	877,761	(600,330)	—	—	277,431
Barclays Bank PLC	297,511	(297,511)	—	—	—
BNP Paribas S.A.	332,245	(164,269)	—	—	167,976
Citibank N.A.	1,329,154	(676,348)	—	(530,000)	122,806
Credit Suisse International	4,002	—	—	—	4,002
Deutsche Bank AG	124,242	(124,242)	—	—	—
Goldman Sachs International	680,874	(506,527)	—	—	174,347
HSBC Bank USA N.A.	53,161	(20,879)	—	—	32,282
JPMorgan Chase Bank N.A.	1,590,759	(1,002,285)	—	(588,474)	—
Morgan Stanley & Co. International PLC	1,217,795	(765,999)	—	(50,000)	401,796
Natwest Markets PLC	13,353	(13,353)	—	—	—
Standard Chartered Bank	109,798	(9,573)	—	—	100,225
State Street Bank and Trust Co.	12,725	(12,725)	—	—	—
UBS AG	18,748	(9,497)	—	—	9,251

	$6,822,396	$(4,203,538)	$—	$(1,168,474)	$1,450,384

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (e)	Net Amount of Derivative Liabilities (d)(f)
Bank of America N.A.	$600,330	$(600,330)	$—	$—	$—
Barclays Bank PLC	578,749	(297,511)	—	(281,238)	—
BNP Paribas S.A.	164,269	(164,269)	—	—	—
Citibank N.A.	676,348	(676,348)	—	—	—
Deutsche Bank AG	411,749	(124,242)	—	(200,000)	87,507
Goldman Sachs International	506,527	(506,527)	—	—	—
HSBC Bank USA N.A.	20,879	(20,879)	—	—	—
JPMorgan Chase Bank N.A.	1,002,285	(1,002,285)	—	—	—
Morgan Stanley & Co. International PLC	765,999	(765,999)	—	—	—
Natwest Markets PLC	103,373	(13,353)	—	—	90,020
Royal Bank of Canada	3,704	—	—	—	3,704
Standard Chartered Bank	9,573	(9,573)	—	—	—
State Street Bank and Trust Co.	32,138	(12,725)	—	—	19,413
UBS AG	9,497	(9,497)	—	—	—
Westpac Banking Corp.	51,708	—	—	—	51,708

	$4,937,128	$(4,203,538)	$—	$(481,238)	$252,352

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(f)

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Global Bond Fund, Inc.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$6,682,605	$197,382	$—	$6,879,987
Asset-Backed Securities	—	18,620,028	481,850	19,101,878
Corporate Bonds	—	229,527,142	1,501	229,528,643
Floating Rate Loan Interests	—	—	75,650	75,650
Foreign Agency Obligations	—	153,342,853	—	153,342,853
Investment Companies	11,863,388	—	—	11,863,388
Municipal Bonds	—	184,973	—	184,973
Non-Agency Mortgage-Backed Securities	—	20,045,491	—	20,045,491
Preferred Securities	5,866	2,870,154	299,751	3,175,771
U.S. Government Sponsored Agency Securities	—	97,662,452	—	97,662,452
U.S. Treasury Obligations	—	28,714,063	—	28,714,063
Rights	1,073	—	—	1,073
Warrants	—	3,000	—	3,000
Short-Term Securities	4,583,301	—	—	4,583,301
Options Purchased :
Equity Contract	2,021,511	167,643	—	2,189,154
Foreign currency Exchange contracts	—	1,281,375	—	1,281,375
Interest rate contracts	—	1,581,522	—	1,581,522
Liabilities:
Investments:
TBA Sale Commitments	—	(24,307,353)	—	(24,307,353)

	$25,157,744	$529,890,725	$858,752	$555,907,221

Derivative Financial Instruments (a)
Assets:
Credit contracts	$—	$441,020	$—	$441,020
Equity contracts	74,796	—	—	74,796
Foreign currency Exchange contracts	—	1,778,633	—	1,778,633
Interest rate contracts	840,412	30,083,128	—	30,923,540
Other contracts	—	97,274	—	97,274
Liabilities:
Credit contracts	—	(1,110,506)	—	(1,110,506)
Equity contracts	(1,217,900)	(48,542)	—	(1,266,442)
Foreign currency Exchange contracts	—	(1,825,877)	—	(1,825,877)
Interest rate contracts	(1,468,708)	(32,211,886)	—	(33,680,594)
Other contracts	—	(116,117)	—	(116,117)

	$(1,771,400)	$(2,912,873)	$—	$(4,684,273)

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $2,533,596 are categorized as Level 2 within the disclosure hierarchy.

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS	45

Consolidated Statement of Assets and Liabilities  (unaudited)

June 30, 2020

BlackRock Strategic Global Bond Fund, Inc.

ASSETS
Investments at value — unaffiliated (cost — $547,989,170)	$564,390,765
Investments at value — affiliated (cost — $15,765,330)	15,823,809
Cash pledged:
Collateral — exchange-traded options written	2,990,000
Collateral — OTC derivatives	690,000
Futures contracts	3,149,798
Centrally cleared swaps	3,964,230
Foreign currency at value (cost — $35,197,532)	35,012,468
Receivables:
Investments sold	4,546,401
Options written	449,766
TBA sale commitments	24,217,646
Capital shares sold	13,870,234
Dividends — affiliated	1,152
Dividends — unaffiliated	7,987
Interest — unaffiliated	3,601,535
Variation margin on futures contracts	130,019
Variation margin on centrally cleared swaps	447,503
Swap premiums paid	1,699,042
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,778,633
OTC swaps	314,181
Prepaid expenses	50,790

Total assets	677,135,959

LIABILITIES
Bank overdraft	217,213
Cash received collateral — OTC derivatives	1,250,000
Options written at value (premiums received — $3,570,669)	3,539,285
TBA sale commitments at value (proceeds — $24,212,473)	24,307,353
Reverse repurchase agreements at value	2,533,596
Payables:
Investments purchased	86,051,693
Reverse repurchase agreements	174,280
Capital shares redeemed	427,420
Deferred foreign capital gain tax	50,426
Income dividend distributions	70,451
Investment advisory fees	137,060
Options written	454,993
Other accrued expenses	405,909
Other affiliates	882
Service and distribution fees	17,733
Variation margin on futures contracts	405,342
Swap premiums received	140,418
Unrealized depreciation on:
Forward foreign currency exchange contracts	1,158,490
OTC swaps	956,873

Total liabilities	122,299,417

NET ASSETS	$554,836,542

NET ASSETS CONSIST OF
Paid-in capital	$532,136,588
Accumulated earnings	22,699,954

NET ASSETS	$554,836,542

NET ASSET VALUE
Institutional — Based on net assets of $444,255,065 and 70,962,139 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.26

Investor A — Based on net assets of $67,958,803 and 10,862,862 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.26

Investor C — Based on net assets of $4,791,876 and 766,665 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.25

Class K — Based on net assets of $37,830,798 and 6,047,265 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.26

See notes to consolidated financial statements.

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Operations  (unaudited)

Six Months Ended June 30, 2020

BlackRock Strategic Global Bond Fund, Inc.

INVESTMENT INCOME
Dividends — affiliated	$130,934
Dividends — unaffiliated	69,565
Interest — unaffiliated	4,709,796
Foreign taxes withheld	(19,432)

Total investment income	4,890,863

EXPENSES
Investment advisory	1,007,332
Transfer agent — class specific	201,691
Custodian	123,791
Service and distribution — class specific	111,151
Pricing	85,765
Professional	81,768
Registration	49,479
Accounting services	35,419
Printing	32,038
Directors and Officer	2,306
Miscellaneous	13,970

Total expenses excluding interest expense	1,744,710
Interest expense	55,239

Total expenses	1,799,949
Less:
Fees waived and/or reimbursed by the Manager	(457,302)
Transfer agent fees reimbursed — class specific	(109,534)

Total expenses after fees waived and/or reimbursed	1,233,113

Net investment income	3,657,750

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	4,752,432
Forward foreign currency exchange contracts	(1,434,618)
Foreign currency transactions	(241,780)
Investments — affiliated	(355,323)
Investments — unaffiliated (net of $61,596 foreign capital gain tax)	1,330,515
Options written	1,588,983
Swaps	4,860,400

10,500,609

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(743,047)
Forward foreign currency exchange contracts	492,680
Foreign currency translations	(273,719)
Investments — affiliated	(112,894)
Investments — unaffiliated (net of $41,672 foreign capital gain tax)	9,650,896
Options written	(483,227)
Swaps	(3,197,031)

5,333,658

Net realized and unrealized gain	15,834,267

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,492,017

See notes to consolidated financial statements.

FINANCIAL STATEMENTS	47

Consolidated Statement of Changes in Net Assets

	BlackRock Strategic Global Bond Fund, Inc.
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,657,750	$7,798,625
Net realized gain	10,500,609	2,327,250
Net change in unrealized appreciation (depreciation)	5,333,658	12,113,393

Net increase in net assets resulting from operations	19,492,017	22,239,268

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(2,273,414)	(3,786,520)
Investor A	(500,506)	(1,362,758)
Investor C	(15,899)	(64,909)
Investor C1	(53)	(1,034)
Class K	(292,656)	(755,177)
From return of capital:
Institutional	—	(593,222)
Investor A	—	(240,784)
Investor C	—	(18,751)
Investor C1	—	(255)
Class K	—	(115,804)

Decrease in net assets resulting from distributions to shareholders	(3,082,528)	(6,939,214)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	254,115,694	6,526,400

NET ASSETS
Total increase in net assets	270,525,183	21,826,454
Beginning of period	284,311,359	262,484,905

End of period	$554,836,542	$284,311,359

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc.

	Institutional
	Six Months Ended 06/30/20 (a) (unaudited)		Year Ended December 31,
			2019 (a)		2018 (a)	2017 (a)	2016 (a)	2015

Net asset value, beginning of period	$6.13		$5.81		$6.01	$5.78	$5.65	$6.27

Net investment income(b)	0.06		0.17		0.17	0.19	0.16	0.08
Net realized and unrealized gain (loss)	0.12		0.30		(0.22)	0.23	0.13	(0.37)

Net increase (decrease) from investment operations	0.18		0.47		(0.05)	0.42	0.29	(0.29)

Distributions(c)
From net investment income	(0.05)		(0.13)		(0.12)	(0.19)	(0.16)	(0.31)
From return of capital	—		(0.02)		(0.03)	—	—	(0.02)

Total distributions	(0.05)		(0.15)		(0.15)	(0.19)	(0.16)	(0.33)

Net asset value, end of period	$6.26		$6.13		$5.81	$6.01	$5.78	$5.65

Total Return(d)
Based on net asset value	2.97	%(e)	8.20	%(f)	(0.81)%	7.30%	5.06%	(4.69)%

Ratios to Average Net Assets(g)
Total expenses	0.82	%(h)	0.98%		1.08%	1.16%	1.23%	1.18%

Total expenses after fees waived and/or reimbursed	0.56	%(h)	0.63%		0.72%	0.77%	0.83%	0.89%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.53	%(h)	0.53%		0.53%	0.59%	0.67%	0.88%

Net investment income	1.82	%(h)	2.84%		2.88%	3.24%	2.75%	1.26%

Supplemental Data
Net assets, end of period (000)	$444,255		$171,313		$160,252	$139,220	$77,432	$23,843

Portfolio turnover rate(i)	203%		373%		344%	432%	396%	477%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.02%	0.01%	0.01%	0.01%	0.02%	—%

(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	137%	257%	269%	327%	334%	401%

See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS	49

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)

	Investor A
	Six Months Ended 06/30/20 (a) (unaudited)		Year Ended December 31,
			2019 (a)		2018 (a)	2017 (a)	2016 (a)	2015

Net asset value, beginning of period	$6.12		$5.80		$6.00	$5.77	$5.64	$6.26

Net investment income(b)	0.05		0.16		0.16	0.18	0.14	0.06
Net realized and unrealized gain (loss)	0.13		0.30		(0.22)	0.22	0.13	(0.37)

Net increase (decrease) from investment operations	0.18		0.46		(0.06)	0.40	0.27	(0.31)

Distributions(c)
From net investment income	(0.04)		(0.12)		(0.12)	(0.17)	(0.14)	(0.29)
From return of capital	—		(0.02)		(0.02)	—	—	(0.02)

Total distributions	(0.04)		(0.14)		(0.14)	(0.17)	(0.14)	(0.31)

Net asset value, end of period	$6.26		$6.12		$5.80	$6.00	$5.77	$5.64

Total Return(d)
Based on net asset value	3.01	%(e)	7.95	%(f)	(1.07)%	7.04%	4.80%	(4.92)%

Ratios to Average Net Assets(g)
Total expenses	1.17	%(h)	1.30%		1.42%	1.48%	1.52%	1.40%

Total expenses after fees waived and/or reimbursed	0.82	%(h)	0.88%		0.97%	1.04%	1.09%	1.13%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.78	%(h)	0.78%		0.78%	0.84%	0.93%	1.12%

Net investment income	1.75	%(h)	2.60%		2.66%	2.96%	2.40%	1.00%

Supplemental Data
Net assets, end of period (000)	$67,959		$74,323		$61,723	$64,615	$64,040	$59,339

Portfolio turnover rate(i)	203%		373%		344%	432%	396%	477%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.02%	0.01%	0.01%	0.01%	0.02%	—%

(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	137%	257%	269%	327%	334%	401%

See notes to consolidated financial statements.

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)

	Investor C
	Six Months Ended 06/30/20 (a) (unaudited)		Year Ended December 31,
			2019 (a)		2018 (a)	2017 (a)	2016 (a)	2015

Net asset value, beginning of period	$6.12		$5.80		$6.00	$5.77	$5.64	$6.26

Net investment income(b)	0.03		0.11		0.11	0.13	0.10	0.02
Net realized and unrealized gain (loss)	0.12		0.30		(0.22)	0.23	0.13	(0.37)

Net increase (decrease) from investment operations	0.15		0.41		(0.11)	0.36	0.23	(0.35)

Distributions(c)
From net investment income	(0.02)		(0.07)		(0.07)	(0.13)	(0.10)	(0.25)
From return of capital	—		(0.02)		(0.02)	—	—	(0.02)

Total distributions	(0.02)		(0.09)		(0.09)	(0.13)	(0.10)	(0.27)

Net asset value, end of period	$6.25		$6.12		$5.80	$6.00	$5.77	$5.64

Total Return(d)
Based on net asset value	2.47	%(e)	7.14	%(f)	(1.81)%	6.25%	4.02%	(5.65)%

Ratios to Average Net Assets(g)
Total expenses	2.00	%(h)	2.11%		2.19%	2.30%	2.35%	2.23%

Total expenses after fees waived and/or reimbursed	1.57	%(h)	1.64%		1.72%	1.79%	1.84%	1.89%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.53	%(h)	1.53%		1.53%	1.59%	1.68%	1.88%

Net investment income	1.08	%(h)	1.90%		1.94%	2.21%	1.64%	0.25%

Supplemental Data
Net assets, end of period (000)	$4,792		$4,973		$6,308	$9,625	$13,404	$14,326

Portfolio turnover rate(i)	203%		373%		344%	432%	396%	477%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.02%	0.01%	0.01%	0.01%	0.02%	—%

(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	137%	257%	269%	327%	334%	401%

See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS	51

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)

	Class K
	Six Months Ended 06/30/20 (a) (unaudited)		Year Ended December 31,					Period from 11/13/15 (b) to 12/31/15
			2019 (a)		2018 (a)	2017 (a)	2016 (a)

Net asset value, beginning of period	$6.13		$5.81		$6.01	$5.77	$5.65	$5.66

Net investment income(c)	0.06		0.17		0.17	0.19	0.16	0.01
Net realized and unrealized gain (loss)	0.12		0.31		(0.22)	0.24	0.12	(0.01)

Net increase (decrease) from investment operations	0.18		0.48		(0.05)	0.43	0.28	0.00

Distributions(d)
From net investment income	(0.05)		(0.14)		(0.12)	(0.19)	(0.16)	—
From return of capital	—		(0.02)		(0.03)	—	—	(0.01)

Total distributions	(0.05)		(0.16)		(0.15)	(0.19)	(0.16)	(0.01)

Net asset value, end of period	$6.26		$6.13		$5.81	$6.01	$5.77	$5.65

Total Return(e)
Based on net asset value	3.00	%(f)	8.26	%(g)	(0.76)%	7.54%	4.93%	0.06	%(f)

Ratios to Average Net Assets(h)
Total expenses	0.76	%(i)	0.89%		1.01%	1.05%	1.02%	1.44	%(i)

Total expenses after fees waived and/or reimbursed	0.51	%(i)	0.58%		0.67%	0.73%	0.71%	0.65	%(i)

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.48	%(i)	0.48%		0.48%	0.54%	0.55%	0.65	%(i)

Net investment income	1.98	%(i)	2.88%		2.93%	3.27%	2.83%	1.92	%(i)

Supplemental Data
Net assets, end of period (000)	$37,831		$33,655		$34,111	$20,154	$15,372	$100

Portfolio turnover rate(j)	203%		373%		344%	432%	396%	477	%(k)

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,				Period from 11/13/15 (b) to 12/31/15
		2019	2018	2017	2016
Investments in underlying funds	0.02%	0.01%	0.01%	0.01%	0.02%	—%

(i)	Annualized.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,				Period from 11/13/15 (b) to 12/31/15
		2019	2018	2017	2016
Portfolio turnover rate (excluding MDRs)	137%	257%	269%	327%	334%	401%

(k)	Portfolio turnover is representative of the Fund for the entire year.

See notes to consolidated financial statements.

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Strategic Global Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

On February 24, 2020, the Fund’s issued and outstanding Investor C1 shares converted into Investor A shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of Strategic Global Bond Fund (Cayman) (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $0, which is 0% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. During the six months ended June 30, 2020, there were no transactions in the Subsidiary. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities and payment-in-kind interest, are recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. The Fund has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	53

Notes to Consolidated Financial Statements  (unaudited) (continued)

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Directors of the Fund (the “Board”), the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Consolidated Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded equity options for which market quotations are readily available will be valued at the National Best Bid and Offer quotes (“NBBO”). NBBO represents the mean of the bid and ask prices as quoted on the exchange on which such options are traded. In the event that there is no mean price available, the last bid (long positions) or ask (short positions) price will be used. If no bid or ask price is available, the prior day’s price may be used. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	55

Notes to Consolidated Financial Statements  (unaudited) (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments, When-Issued and Delayed Delivery Securities: The fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the fund may be required to pay more at settlement than the security is worth. In addition, the fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	57

Notes to Consolidated Financial Statements  (unaudited) (continued)

can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Consolidated Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Consolidated Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Consolidated Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended June 30, 2020, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund was $5,166,145 and 1.77%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount (b)
BNP Paribas S.A	$(1,595,071)	$1,595,071	$—	$—
J.P. Morgan Securities LLC	(938,525)	938,525	—	—

	$(2,533,596)	2,533,596	$—	$—

(a)

Collateral with a value of $2,584,867 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount reflected in the Consolidated Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Consolidated Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Consolidated Statement of Assets and Liabilities.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that the Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	59

Notes to Consolidated Financial Statements  (unaudited) (continued)

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, notwithstanding what contractual rights may be included in an ISDA Master Agreement, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an ISDA Master Agreement against amounts owed to the Fund by affiliates of the defaulting counterparty. The insolvency regimes of many jurisdictions do, however, generally permit set-off of simultaneous payables and receivables under certain types of financial contracts between the same legal entity upon a default of the entity, regardless of the existence of a contractual set-off right in those contracts.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.50%
$1 Billion — $3 Billion	0.47
$3 Billion — $5 Billion	0.45
$5 Billion — $10 Billion	0.44
Greater than $10 Billion	0.43

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BRS for services they provide for that portion of the Fund for which BIL and BRS, respectively, acts as sub-adviser a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	61

Notes to Consolidated Financial Statements  (unaudited) (continued)

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C	Investor C1
Service Fee	0.25%	0.25%	0.25%
Distribution Fee	—	0.75	0.55

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the six months ended June 30, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Investor C1	Total
$87,485	$23,630	$36	$111,151

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2020, the Fund paid $19 to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Consolidated Statement of Operations

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended June 30, 2020, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$614	$922	$45	$1	$33	$1,615

For the six months ended June 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$140,164	$54,834	$5,575	$57	$1,061	$201,691

Other Fees: For the six months ended June 30, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $1,734.

For the six months ended June 30, 2020, affiliates received CDSCs as follows:

Investor A	Investor C	Total
$19	$295	$314

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to April 29, 2020 this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended June 30, 2020, the amounts waived were $2,854.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended June 30, 2020, the Manager waived $14,819 in investment advisory fees pursuant to this arrangement.

For the six months ended June 30, 2020, the Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations. The reimbursements were $1,720.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Investor C1	Class K
0.53%	0.78%	1.53%	1.33%	0.48%

62	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, the Manager waived and/or reimbursed $439,629, which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

These amounts waived and/or reimbursed are shown as transfer agent fees waived — class specific, in the Consolidated Statement of Operations. For the six months ended June 30, 2020, the class specific expense waivers and/or reimbursements are as follows:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$66,689	$37,337	$4,393	$54	$1,061	$109,534

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2020, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2020, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$3,318,625	$1,760,878	$25,653

7.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$1,009,199,406	$781,801,930
U.S. Government Securities	9,215,136	2,187,176

	$1,018,414,542	$783,989,106

For the six months ended June 30, 2020, purchases and sales related to mortgage dollar rolls were $254,072,198 and $254,223,510 respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$564,213,079

Gross unrealized appreciation	$56,976,743
Gross unrealized depreciation	(42,183,732)

Net unrealized appreciation (depreciation)	$14,793,011

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	63

Notes to Consolidated Financial Statements  (unaudited) (continued)

9.	BANK BORROWINGS

The Fund along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation. Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund’s and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

64	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/20		Year Ended 12/31/19
	Shares	Amount	Shares	Amount
Institutional
Shares sold	54,005,828	$324,668,315	15,196,029	$90,933,319
Shares issued in reinvestment of distributions	344,841	2,120,737	637,399	3,850,016
Shares redeemed	(11,345,397)	(68,412,495)	(15,461,269)	(93,284,782)

Net increase	43,005,272	$258,376,557	372,159	$1,498,553

Investor A
Shares sold and automatic conversion of shares	1,511,997	$9,258,396	3,556,882	$21,308,519
Shares issued in reinvestment of distributions	75,304	461,540	240,143	1,450,479
Shares redeemed	(2,860,964)	(17,143,981)	(2,294,692)	(13,804,639)

Net increase (decrease)	(1,273,663)	$(7,424,045)	1,502,333	$8,954,359

Investor C
Shares sold	70,522	$434,717	61,586	$373,079
Shares issued in reinvestment of distributions	2,255	13,791	11,763	70,877
Shares redeemed and automatic conversion of shares	(118,717)	(724,401)	(348,174)	(2,082,579)

Net decrease	(45,940)	$(275,893)	(274,825)	$(1,638,623)

Investor C1
Shares sold(a)	367	$2,249	2,470	$14,887
Shares issued in reinvestment of distributions	5	33	223	1,336
Shares redeemed and automatic conversion of shares	(8,050)	(49,509)	(10,775)	(65,900)

Net decrease	(7,678)	$(47,227)	(8,082)	$(49,677)

Class K
Shares sold	1,834,365	$11,162,883	363,733	$2,211,463
Shares issued in reinvestment of distributions	18,364	112,761	43,709	263,572
Shares redeemed	(1,300,137)	(7,789,342)	(787,830)	(4,713,247)

Net increase (decrease)	552,592	$3,486,302	(380,388)	$(2,238,212)

Total Net Increase	42,230,583	$254,115,694	1,211,197	$6,526,400

(a)	On February 24, 2020, the Fund’s issued and outstanding Investor C1 Shares converted into Investor A Shares.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	65

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Strategic Global Bond Fund, Inc. (the “Fund”) met on April 16, 2020 (the “April Meeting”) and May 20-21, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (the “Sub-Advisory Agreements”) between (1) the Manager and BlackRock International Limited (“BIL”), with respect to the Fund and (2) the Manager and BlackRock (Singapore) Limited (“BRS” and together with BIL, the “Sub-Advisors”), with respect to the Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting. Topics covered included: (a) the methodology for measuring

66	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

estimated fund profitability; (b) economies of scale; (c) fund expenses and potential fee waivers; and (d) differences in services provided and management fees between open-end funds and other product channels.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third-parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B.The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the second, first and first quartiles, respectively, against its Performance Peers.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	67

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund, for a one-year term ending June 30, 2021, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to the Fund, for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

68	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Director

Karen P. Robards, Co-Chair of the Board and Director

Michael J. Castellano, Director

Cynthia L. Egan, Director

Frank J. Fabozzi, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director

Catherine A. Lynch, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock International Limited

Edinburgh EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

DIRECTOR AND OFFICER INFORMATION	69

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

70	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	71

Glossary of Terms Used in this Report

Currency

ARS	Argentine Peso

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

CNH	Chinese Yuan Renminbi

CNY	Chinese Renminbi

COP	Colombian Peso

CZK	Czech Koruna

DKK	Danish Krone

EGP	Egyptian Pound

EUR	Euro

GBP	British Pound

HUF	Hungarian Forint

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NGN	Nigerian Naira

NOK	Norwegian Krone

NZD	New Zealand Dollar

PEN	Peruvian Sol

PHP	Philippine Peso

PLN	Polish Zloty

RUB	Russian Ruble

SEK	Swedish Krona

SGD	Singapore Dollar

TRY	Turkish Lira

TWD	Taiwan Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipt

AMT	Alternative Minimum Tax (subject to)

CLO	Collateralized Loan Obligation

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

JIBAR	Johannesburg Interbank Average Rate

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

MXIBOR	Mexican Interbank Offered Rate

OTC	Over-the-Counter

RB	Revenue Bonds

S&P	Standard & Poor’s

STIBOR	Stockholm Interbank Offered Rate

72	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SGB-6/20-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Strategic Global Bond Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Global Bond Fund, Inc.

Date: September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Global Bond Fund, Inc.

Date: September 4, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Strategic Global Bond Fund, Inc.

Date: September 4, 2020

4